UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Philip K. Holl, Esq.

Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

1

TCW Funds Insight that works for you.™

TCW Equity Funds
TCW Allocation Funds

2009 Annual Report

TCW Funds, Inc.

Table of Contents	October 31, 2009

To Our Valued Shareholders

We submit the 2009 annual report for the TCW Funds, Inc. The report contains information outlining the performance of our Funds and a listing of the portfolio holdings as of October 31, 2009 as well as the management discussion on each of the Funds for the year ended October 31, 2009.

TCW and MetWest Announce Definitive Acquisition Agreement

On December 4, 2009 The TCW Group (TCW) and Metropolitan West Asset Management LLC (MetWest), a nationally recognized fixed income investment management firm with approximately $30 billion in assets under management, announced that the firms have signed a definitive purchase agreement wherein MetWest will be acquired by TCW. MetWest investment professionals assumed overall portfolio management responsibilities for many of our TCW Fixed Income Funds, and part of our TCW Balanced Fund and TCW Asset Allocation Funds. The transaction, which is subject to receipt of all required regulatory approvals, is expected to close during the first quarter of 2010. The acquisition enhances TCW’s ability to collaborate with its clients in addressing their investment needs. We do not anticipate any change in investment strategy, discipline or style for any of our TCW Funds.

Investment Environment

The tumultuous credit crises from the third and fourth quarter of 2008 continued to weigh heavily on financial markets, particularly in the first quarter of 2009. The U.S. consumer sentiment, challenged with high unemployment, a heavy debt burden and declining household net worth due in large part to falling home prices, led to a continued slump in retail sales. In response, the U.S. government took significant steps in an attempt to stabilize the markets, particularly the U.S. residential mortgage market. One major initiative serving to benefit the mortgage market has been the Federal Reserve’s mortgage purchasing program. This initiative has pushed mortgage rates lower, and may have stemmed rising foreclosure rates. There were other signals of improving fundamentals as the year progressed. In the third quarter 2009, U.S. GDP growth expanded by 2.8%. This growth was the first in five quarters. March 9 proved to be the most recent bottom for the S&P 500 and most major U.S. equity indices. At the end of October the S&P 500 was up 17.05% year to date. Within the year, volatility in the market declined significantly as measured by the CBOE Volatility Index (VIX). The index declined to approximately 30 at the end of October 2009 from its peak of 79.13 on October 24, 2008. Although a deflationary environment still exists, increased government spending has led many investors to fear inflation is on the horizon. Gold, oil and emerging markets were up significantly during the year as many investors looked for opportunities to hedge their positions while anticipating inflationary pressures in the future.

Portfolio Changes

As part of the recent TCW and MetWest definitive acquisition agreement, TCW portfolio managers Jeffrey E. Gundlach and Philip A. Barach have been removed from investment management duties and replaced with Tad Rivelle and a team of professionals. Upon completion of the transaction, Tad Rivelle will become Chief Investment Officer (CIO) of TCW’s High-Grade Fixed Income Group. As the current CIO of MetWest, Mr. Rivelle oversees nearly $30 billion worth of fixed income assets and is responsible for all of MetWest’s investing activities, as well as developing MetWest’s long-term economic outlook and macro-level investment strategies for the firm’s traditional and

To Our Valued Shareholders (Continued)

nontraditional fixed income portfolios. Prior to founding MetWest, Mr. Rivelle was co-director of fixed income at Hotchkis and Wiley and prior to that he was a portfolio manager and vice president at PIMCO.

In addition, there have been some changes to the Fund lineup over the past fiscal year. Two Funds were liquidated, due in large part to limited investor demand: TCW Spectrum Fund and TCW Global Equities Fund. In addition, TCW decided that it was not economically viable to continue offering our K share class. Thus we eliminated the share class in the latter part of 2008. We also had a few name changes in our Fund lineup to create more consistency with the strategy and its institutional vehicle. The TCW Diversified Value Fund’s name was changed to the TCW Relative Value Large Cap Fund. The TCW LifePlan Asset Allocation Funds’ names were simplified to TCW Conservative Allocation Fund, TCW Moderate Allocation Fund and TCW Aggressive Allocation Fund.

Recognition

Our investment strategies demonstrated excellence in multiple asset classes. Two of our fixed income Funds, TCW Total Return Bond Fund and TCW Core Fixed Income Fund, received the highest overall five star Morningstar rating at the end of October 2009. The TCW Emerging Markets Income Fund continued to be awarded an overall four stars. Finally, we appreciate the commitment more and more investors are placing in the TCW Funds. This year the Fund family has tripled in size from $5 billion to $15 billion of your assets under management.

Conclusion

During these challenging times in the capital markets the TCW Funds continue to stay focused on maintaining their consistent investment approach with a long-term view. TCW Funds, Inc. provides our shareholders with sound investment strategies at competitive expense ratios. On behalf of the Board and everyone at TCW, I would like to thank you for your continued support. As always, we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Funds, I invite you to visit our web site at www.tcwfunds.com or call our shareholder services department at 1 (800) FUND TCW (1 (800) 386-3829.)

Sincerely,

Charles W. Baldiswieler

President, Chief Executive Officer and Director

TCW Funds, Inc.

Mr.	Baldiswieler was appointed President and Chief Executive Officer effective December 22, 2009.

TCW Balanced Fund

Management Discussions

For the year ended October 31, 2009, The TCW Balanced Fund (the “Fund”) posted a gain of 11.69% and 11.74% on its I Class and N Class shares, respectively. The performance of the Fund’s two classes varies because of differing expenses. The Fund’s benchmark returned 12.05% over the same period.

The Fund’s performance was positively affected by its holdings of non-agency mortgage-backed securities and high yield securities. Non-agency mortgage-backed securities outperformed across all security types as the general mortgage-backed security market began to recover on increased economic optimism, particularly those concerning government programs aimed at supporting the non-agency mortgage-backed securities and housing markets.

The Fund’s performance was also influenced by its weightings in equity securities. The best performing sectors for the fiscal year ended October 31, 2009, were Information Technology, Consumer Discretionary and Materials. The Fund’s overweight in Consumer Discretionary was a positive while its underweight positions in Information Technology and Materials detracted from performance. The worst performing sectors were Financials, Utilities and Telecommunications. The Fund’s underweight positions in Financials and Utilities were beneficial while its overweight position in Telecommunications negatively impacted performance.

TCW Balanced Fund

Management Discussions (Continued)

TCW Balanced Fund - I Class

TCW Balanced Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Dividend Focused Fund

Management Discussions

For the year ended October 31, 2009, The TCW Dividend Focused Fund (the “Fund”) posted a gain of 11.58% and 11.38% on its I Class and N Class shares, respectively. The performance of the Fund’s two classes varies because of differing expenses. The Fund’s benchmark returned 4.78% over the same period.

The best performing sectors for the fiscal year ending October 31, 2009 were Information Technology (+29.9%), Consumer Discretionary (+18.2%), and Materials (+13.3%). The overweights in Consumer Discretionary and Materials were positives while the underweight in Information Technology detracted from performance. The worst performing sectors were Financials (-9.6%), Utilities (-2.6%), and Telecommunications (-1.0%). The underweight in Utilities and market weight in Financials were beneficial while the overweight in Telecommunications, in terms of timing, was actually a positive. Overall, sector allocation contributed 90 bps of outperformance relative to the S&P 500.

The Fund’s top ten conviction-weighted holdings outperformed the portfolio and both benchmarks returning, on average, +14.4% led by Gap Stores (+68.5%), IBM (+32.5%), and Travelers (+20.4%). The best performers during the fiscal year were American Express (+124.5%), KLA-Tencor (+79.4%), and Anadarko Petroleum (+74.1%). Gap Stores, along with homebuilder Lennar (+65.5%) and Time Warner (+39.7%), were the best contributors in Consumer Discretionary while Telecommunications stocks, which returned +27.4% versus the group move of -1.0%, outperformed led by Windstream (+43.8%) and Qwest Communications (+36.2%). Anadarko and BP (+22.8%) were the best contributors in Energy and Watson Pharmaceuticals led in Health Care while Tenet Healthcare bounced back from a difficult fourth quarter of 2008 to rise +345% in the first ten months of 2009. In addition to benefiting from the underweight in the battered Financials universe, security selection in the sector also outperformed with the portfolio holdings returning +10.8 on average, versus the group move of -9.6%. Leaders in the sector included recent addition American Express (up 65% from cost), Blackstone (+61.8%), and Travelers. Tyco Int’l. (+37.0%) and Motorola (+61.5%) aided outperformance in Industrials and Information Technology, respectively.

The biggest detractors from performance over the course of the fiscal year were all from the Financial sector: Citigroup (-72.4%), XL Capital (-58.5%) and New York Community Bancorp (-25.2%). Not surprisingly, typically defensive stocks in Consumer Staples detracted with disappointing performance from Kraft Foods (-1.3%), Kimberly-Clark (+4.4%), and Sara Lee (+6.1%) while American Electric Power (-2.2%) was a drag in Utilities. Both Citigroup and XL Capital were sold based on fundamental reviews in the fourth quarter of 2008. All told, stock selection contributed 200 basis points of outperformance relative to the S&P 500.

TCW Dividend Focused Fund

Management Discussions (Continued)

TCW Dividend Focused Fund - I Class

TCW Dividend Focused Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

TCW Focused Equities Fund

Management Discussions

For the year ended October 31, 2009, the TCW Focused Equities Fund (the “Fund”) posted a gain of 4.64% and 4.24% on its I Class and N Class, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark returned 9.80% over the same period.

Investments in the energy and information technology sectors generated the largest contribution to the Fund’s returns during the fiscal year. Favorable returns in the energy sector were led by Anadarko Petroleum and Occidental Petroleum, while favorable returns in the information technology sector were led by Apple and MasterCard. Investments in the financial and health care sectors generated the Fund’s weakest contribution to return during the year. Unfavorable returns in the financial sector were generated by Affiliated Manager’s Group and State Street Corporation, while unfavorable returns in the health care sector were generated by Genzyme and Cardinal Health.

The Fund owns attractively valued companies expected to generate increased cash flow and rising returns on capital. The Fund’s sector structure is a byproduct of our individual stock selection process. The Fund is currently overweight the energy, industrial, financial, and material sectors and is underweight the technology, consumer staple, utility, telecom, and consumer discretionary sectors.

The S&P 500 Index has risen nearly 60% from the March 9th low. While this recovery has been swift and impressive, the index remains 32% below its 2007 peak. Recent economic data and capital market activity suggest the dramatic decline in stock prices in 2008 and early 2009 was overdone. The recent sharp rise in stock prices is more of a return to normal than a reflection of unrealistic expectations. The evidence now points to an economic and capital market recovery, which will drive corporate earnings, cash flows, returns on capital, and stock prices higher. Although there are areas of weakness, most notably unemployment and consumer sentiment, commodity prices, credit spreads, and emerging markets are all improving. Similarly, the ISM manufacturing index has also improved notably. In addition to the many data points that suggest the economy and capital markets are recovering, most large US companies are managing their balance sheets and businesses well. Corporate America’s focus on cost reduction has been evident in 2009 earnings results. As the economy recovers, we believe modest revenue growth will drive surprising increases in profit margins, earnings, cash flows, and return on capital.

We continue to watch the market closely looking for both signs of trouble and opportunities. We remain confident that investing in attractively valued companies expected to increase their return on capital and cash flows will yield favorable long-term investment results. As always, we will follow our investment discipline to guide us to the most attractive sectors and companies we can find.

TCW Focused Equities Fund

Management Discussions (Continued)

TCW Focused Equities Fund - I Class

TCW Focused Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor separately managed account for periods before the Funds’ registration became effective. The predecessor separately managed account was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the separately managed account had been registered under the 1940 Act, the separately managed account’s performance may have been lower.

TCW Growth Fund

Management Discussions

For the year ended October 31, 2009, the TCW Growth Fund (the “Fund”) posted a gain of 25.74% and 25.73% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark gained 17.04% over the same period.

Performance of the Fund was positively impacted by favorable stock selection in the Healthcare, Industrials and Information Technology sectors, while Telecommunication Services, Materials and Utilities were a drag on overall performance.

After a rough first half of the fiscal year, performance for the equity markets has been strong across the board. Market performance was characterized by investor movement into higher beta, cyclical stocks as the recovery story started to play out and macroeconomic indicators supported higher valuation levels. The recovery in equities since the March bottom has been robust, and we believe it is unlikely that prices will continue to climb at their recent pace. With the Dow, NASDAQ and S&P 500 indices up 7.7%, 20.1% and 9.8%, respectively for the twelve months ended October 31, 2009, we remain vigilant of any data points that could indicate a decline in prospects for the global economy and a retrenchment in the equity markets.

In regards to individual stock selection, CV Therapeutics, Marvell Technology Group and Oceaneering International were the strongest performers this year, contributing 1.28%, 1.13% and 0.97% to portfolio performance respectively. In contrast, Celgene, Transocean and Clearwire were the largest drags on performance, contributing -0.66%, -0.60% and -0.59%, respectively, to the Fund’s performance.

We remain focused on the Fund’s objective of identifying best-in-class companies that can demonstrate strong relative growth in this very challenging macroeconomic environment.

TCW Growth Fund

Management Discussions (Continued)

TCW Growth Fund - I Class

TCW Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Growth Equities Fund

Management Discussions

For the year ended October 31, 2009, the TCW Growth Equities Fund (the “Fund”) posted a gain of 24.51% and 24.46% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark returned 22.48% over the same period.

The Fund’s relative outperformance was primarily the result of strong stock selection in the information technology and health care sectors during the period. Good stock selection in consumer staples also contributed, while stock selection in industrials, consumer discretionary, financials and energy detracted.

In health care, a sector in which the Fund is overweight, standout contributors during the period were Mylan Laboratories in pharmaceuticals, Human Genome Sciences and CV Therapeutics in biotechnology, and Intuitive Surgical in health care equipment and supplies. Genzyme, Psychiatric Solutions and WuXi PharmaTech were detractors of note among our health care holdings. Leading contributors in information technology included Baidu and MercadoLibre in internet software and services, Salesforce.com in software, Research in Motion in communications equipment and Alliance Data Systems in IT services. Conversely, Digital River in internet software and services and Electronic Arts in software were detractors in the sector.

The Fund is overweight in the energy, industrials and financials sectors. Oceaneering and Core Laboratories aided performance in energy, while FMC Technologies and Smith International detracted. MSCI and eHealth helped relative performance among our financials holdings. Top contributors in industrials were Rockwell Automation in electrical equipment and SPX Corp in machinery, while Clean Harbors notably detracted in commercial services in supplies. The Fund is underweight in the consumer discretionary and consumer staples sectors. Ctrip.com, Hansen Natural and LKQ Corp. contributed to performance among our consumer holdings as K12 and Strayer Education detracted.

Defying much skepticism and in spite of major concerns regarding continued high unemployment claims, shaky commercial real estate markets, and the sustainability of an inventory led economic rebound, the equity markets began to rally in early March. Going forward, investors will continue to speculate whether the bull cycle has matured and is due for a correction. Our answer continues to be that timing stock market corrections is impossible and that we prefer to focus on the future cash flow outlook of our individual holdings. Nonetheless, improving economic indicators, declining credit spreads, low interest rates, and plenty of government stimulus all bode well for positive stock market returns.

TCW Growth Equities Fund

Management Discussions (Continued)

TCW Growth Equities Fund - I Class

TCW Growth Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Large Cap Growth Fund

Management Discussions

For the year ended October 31, 2009, the TCW Large Cap Growth Fund (the “Fund”) posted a gain of 15.24% and 15.36% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark returned 17.51% over the same period.

During the fiscal year, the stock market declined sharply in Late 2008 and early 2009, bottomed in March, and then staged a significant rally. Despite the inline performance over an extremely volatile year, there was a wide variation in performance across sectors. The two worst performing sectors over the year were materials, down 8.19% and consumer staples, up 4.16%. The materials sector was negatively impacted by our position in Monsanto which declined over 20%. The consumer staples sector was dragged down by our position in Proctor & Gamble which was sold during the year. The two best performing sectors were technology up 36.46% and financials which gained 35.68%. Our significant position in Apple Computer drove performance in technology. In financials, a new position added during the year in Aflac gained 94.96%, positively impacting performance.

During the year, the consumer discretionary sector was increased roughly 5 percent, yet it remains a slight underweight relative to the benchmark. Energy and consumer staple were both decreased slightly more than 2 percent. Sector weightings, as always, are based on our bottom-up research.

The S&P 500 has now rallied over 55% from the March lows. The bear market decline that preceded this rally was the second worst decline since the 1920’s. The current rally would rank 7th in strength over the same period. Thus, while we are impressed with the speed and strength of the current rally, it is by no means unprecedented. The strength in the market has been fueled by many leading economic indicators turning up along with relatively cheap equity valuations. This summer, earnings revisions for corporate America rose for the first time in two years. An improving economic environment is a strong positive for stocks. We believe the recession likely ended this summer and the debate will now focus on the degree to which the economy will recover.

The unfolding economic environment will allow our portfolio companies to continue to grow, and we expect their relative growth rates to become more relevant in the future. In a slow growth economy, true organic growth will be valued at a premium and we expect “growth” in general to become more important to investors in the coming year. Our companies tend to have strong balance sheets with relatively high cash positions and are generally not dependent upon the credit markets. A steep yield curve, an improving economy, and current valuations are likely to set the stage for more positive returns in the future. We remain focused on finding category-leading growth companies for our portfolio.

TCW Large Cap Growth Fund

Management Discussions (Continued)

TCW Large Cap Growth Fund - I Class

TCW Large Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2009, The TCW Relative Value Large Cap Fund (the “Fund”) posted a gain of 15.25% and 15.22% on its I Class and N Class shares, respectively. The performance of the Fund’s two classes varies because of differing expenses. The Fund’s benchmark returned 4.78% over the same period.

The best performing sectors for the fiscal year ending October 31, 2009 were Information Technology (+29.9%), Consumer Discretionary (+18.2%) and Materials (+13.3%). The overweight in Consumer Discretionary was a positive while the underweights in Information Technology and Materials detracted from performance. The worst performing sectors were Financials (-9.6%), Utilities (-2.6%), and Telecommunications (-1.0%). The underweights in Financials and Utilities were beneficial while the overweight in Telecommunications was a slight drag. Overall, sector allocation contributed nearly 200 bps of outperformance relative to the S&P 500.

The strategy’s top ten conviction-weighted holdings outperformed the portfolio and both benchmarks returning, on average, +17.0% led by Gap Stores (+68.5%), IBM (+32.5%), and Watson Pharmaceuticals (+31.5%). The best performers during the fiscal year were KLA-Tencor (+79.4%), Anadarko Petroleum (+74.1%), and MeadWestvaco (+73.8%). Security selection outperformed in all sectors save for Consumer Staples and Utilities. Gap Stores along with homebuilder Lennar (+65.5%) and Time Warner (+39.7%) were the best contributors in Consumer Discretionary while KLA-Tencor (+79.4), Motorola (+61.5%), and Flextronics (+55.0%) led the way in Information Technology. Watson Pharmaceuticals led in Health Care while Tenet Healthcare bounced back from a difficult fourth quarter of 2008 to rise +345% in the first ten months of 2009. In addition to benefiting from the underweight in the battered Financials universe, security selection in the sector also outperformed with the portfolio holdings returning +9.1 on average, versus the group move of -9.6%. Leaders in the sector included Lazard (+49.4%), American Express (+31.1%), and Travelers (+20.4%).

The biggest detractors from performance over the course of the fiscal year were Citigroup (-72.4%), American Electric Power (-2.2%), and Kraft Foods (-1.3%). Not surprisingly, typically defensive stocks in Consumer Staples detracted with disappointing performance from Kraft, Dean Foods (-16.6%), and Kimberly-Clark (+4.4%) while American Electric Power was a drag in Utilities. Citigroup was sold based on a fundamental review in October 2008. All told, stock selection contributed nearly 400 basis points of outperformance relative to the S&P 500.

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

TCW Relative Value Large Cap Fund - I Class

TCW Relative Value Large Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

TCW Relative Value Small Cap Fund

Management Discussions

For the year ended October 31, 2009, The TCW Relative Value Small Cap Fund (the “Fund”) posted a gain of 0.87% and 1.01% on its I Class and N Class shares, respectively. The performance of the Fund’s two classes varies because of differing expenses. The Fund’s benchmark returned 6.46% over the same period.

The best performing sectors for the fiscal year ending October 31, 2009 were Technology (+29.6%), Consumer Discretionary (+28.3%) and Materials & Processing (+13.6%). The underweights in all three detracted from performance though the losses incurred in Technology and Materials & Processing were modest. The worst performing sectors were Financial Services (-15.5%), Energy (-9.0%), and Utilities (-3.3%). The underweight in Financial Services was beneficial while the overweights in Energy and Utilities had slight downward effect.

The Fund’s top ten conviction-weighted holdings outperformed the portfolio though lagged the benchmark returning, on average, +2.5% led by Cincinnati Bell (+28.9%), Hilltop Holdings (+26.0%), and Piper Jaffray (+17.6%). The best performers during the fiscal year were Cray (+137.6%), Isle of Capri (+116.7%), and Orion Marine Group (+113.9%). In addition to benefiting from the underweight in the battered Financials Services universe, security selection in the sector also outperformed with the portfolio holdings returning -9.0% on average, versus the group move of -15.5%. In addition to the aforementioned Hilltop Holdings and Piper Jaffray, Jones Lang LaSalle (+71.8%), and Lazard (+26.8%) contributed favorably. Cray along with Unisys (+91.7%), Echelon (+67.9%), and Flextronics (+55.0%) helped outperform in the Technology sector, while Cincinnati Bell, Dynegy (+53.9%) and NorthWestern Corp. (+31.6%) led the way in Utilities. Stock selection in Producer Durables outperformed aided by Orion Marine and GrafTech (+66.5%). In addition to Isle of Capri, Ann Taylor (+113.7%) and Tenneco (+97.1%) shone in Consumer Discretionary as did EXCO Resources (+70.2%), Tesoro (+50.7%), and Whiting Petroleum (+8.5%) in Energy. Isle of Capri was completely sold as it appreciated to within 10% of its upside price target.

The laggards during the fiscal year included Human Genome (-85.1%), Bank Mutual (-37.8%), and Albany Molecular (-35.7%). Stocks in Health Care suffered with disappointing performance from Human Genome and Albany Molecular though Mylan (+89.5%) and Thoratec (+6.7) helped offset some of that loss. Retailers Talbot’s (-72.9%) and Blockbuster (-69.1%) detracted in Consumer Discretionary while Hain Celestial (-24.5%) was solely responsible for the portfolio’s underperformance in Consumer Staples. Human Genome, Blockbuster, and Talbot’s were completely sold based on their fundamental reviews while both Bank Mutual and Albany Molecular positions were reduced.

TCW Relative Value Small Cap Fund

Management Discussions (Continued)

TCW Relative Value Small Cap Fund - I Class

TCW Relative Value Small Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2009, the TCW Select Equities Fund (the “Fund”) posted a gain of 22.30% and 22.02% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark returned 17.51% over the same period.

The period began with severe selling pressure resulting from the shock of the Lehman Brothers bankruptcy and the many other recessionary conditions that began to emerge. The banking sector commenced a rapid consolidation phase as credit spreads moved significantly wider and financial company share prices fell dramatically. The deleveraging of the global financial system continued throughout the first quarter of 2009, marked by deteriorating trends in credit, employment, production, and corporate profits. Sentiment then improved markedly following more evidence that the pace of global economic contraction was slowing. A variety of indicators, including the ISM index, durable goods orders, housing affordability, consumer sentiment, and exports, all appeared to be getting “less bad” and thus served to support higher prices for most risk assets through the summer months. Approaching the end of the period, various indicators of economic activity continued to show improvement, helping to support higher valuation multiples on company earnings. However, while low interest rates, government stimulus, falling price inflation, and positive earnings performance all appear to be supporting higher stock prices, skepticism will likely remain until the nation’s employment picture shows meaningful improvement.

Strong stock selection within the consumer discretionary, energy, and information technology sectors drove the portfolio’s positive relative performance. Large holding such as Amazon.com, Oceaneering, and Cognizant Technologies continued to demonstrate strong fundamental results during an extremely challenging macro environment. Stock selection was weakest within the consumer staples and materials sectors. While we continue to view our holdings here as fundamentally attractive and well priced, they fell out of favor during the strong advance that benefitted other sectors more significantly.

At present, the market appears to be discounting a material acceleration of GDP and profit growth moving into 2010. To be sure, corporate earnings growth is poised to turn sharply positive during Q4 2009 and then extend into further growth during 2010 given that year-on-year comparisons have become so favorable. Conflicting with this constructive view, however, are signals from the Federal Reserve that economic conditions remain fragile and that an extremely accommodative monetary policy is still required to support the recovery. There is some concern that the enormous government stimulus programs are simply “pulling forward” future consumption into the current period, making demand in future years less certain. Another important issue facing policy makers is that of the weakening dollar, which itself is the result of extreme monetary measures aimed at healing the credit markets and jump-starting consumption. If the weak currency drives capital away from the U.S., thereby further weakening the dollar, a dangerous circularity could conceivably result. This outcome deserves serious attention because it is occurring simultaneously with other anti-growth policies such as higher taxes, increased regulation, and expanding government debt. A potentially positive development that could emerge over the intermediate-term is a peaking of credit losses to the banking system. When losses peak, banks have much more confidence in their future capital positions and are thus more willing to extend credit. This loosening of the money supply remains a key ingredient to any sustainable recovery.

TCW Select Equities Fund

Management Discussions (Continued)

TCW Select Equities Fund - I Class

TCW Select Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Small Cap Growth Fund

Management Discussions

For the year ended October 31, 2009, the TCW Small Cap Growth Fund (the “Fund”) posted a gain of 39.07% and 38.58% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark returned 11.34% over the same period.

The Fund’s relative outperformance was primarily the result of strong stock selection in the health care and information technology sectors during the period. Good stock selection in industrials, financials, energy and consumer staples also contributed, while stock selection in consumer discretionary and telecommunication services detracted.

In health care, a sector in which the Fund is overweight, standout contributors during the period were Human Genome Sciences and CV Therapeutics in biotechnology, Mylan Laboratories in pharmaceuticals and Catalyst Health Solutions in health care providers and services. Hansen Medical, Psychiatric Solutions and Chelsea Therapeutics were detractors of note among our health care holdings. Leading contributors in information technology included MercadoLibre in internet software and services, Arcsight and VanceInfo Technologies in software and Data Domain in computers and peripherals. Conversely, internet software and services name Digital River was a detractor in the sector.

The Fund is overweight in the energy and financials sectors. Oceaneering and Whiting Petroleum aided performance in energy, while Quicksilver Resources was a detractor. In financials, MSCI helped relative performance, while Astoria Financial hurt performance. The Fund is underweight in the consumer discretionary and consumer staples sectors. Although Home Inns & Hotels, Ctrip.com and Hansen Natural contributed to performance among our consumer holdings, LeapFrog Enterprises, K12, California Pizza Kitchen and Smart Balance detracted. Top contributors in industrials were Chart Industries in machinery and Insituform Technologies in construction and engineering, while Energy Conversion Devices notably detracted in electrical equipment.

Defying much skepticism and in spite of major concerns regarding continued high unemployment claims, shaky commercial real estate markets, and the sustainability of an inventory led economic rebound, the equity markets began to rally in early March. Going forward, investors will continue to speculate whether the bull cycle has matured and is due for a correction. Our answer continues to be that timing stock market corrections is impossible and that we prefer to focus on the future cash flow outlook of our individual holdings. Nonetheless, improving economic indicators, declining credit spreads, low interest rates, and plenty of government stimulus all bode well for positive stock market returns.

TCW Small Cap Growth Fund

Management Discussions (Continued)

TCW Small Cap Growth Fund - I Class

TCW Small Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Value Opportunities Fund

Management Discussions

For the year ended October 31, 2009, the TCW Value Opportunities Fund (the “Fund”) posted a gain of 10.84% and 10.50% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark returned 14.52% over the same period.

The Fund posted solid absolute returns during a year of significant market volatility. During the past year investors faced a pronounced recession and severe banking crisis that crushed stock prices, followed by a quick and generally unexpected market upswing. The hallmark of our investing style is to purchase high quality companies undergoing some period of near-term earnings trauma. This process performs well over market cycles and worked particularly well on a relative basis when the market soured in early 2009. While a number of the Fund’s early cyclical stocks bounced significantly off the March lows, helping the Fund post positive returns, the Fund’s tilt towards higher quality companies meant it did not fully participate in the rally. However, we believe the market is poised to refocus on higher-quality companies that are taking market share and permanently cutting costs, rather than those that have staved off bankruptcy.

Industrials, Health Care, Materials, and Energy positively contributed to performance, while Information Technology, Consumer Discretionary, and Financials detracted. Stocks that were especially strong include Cerner, a health care information technology company, which benefitted from potential fiscal stimulus to digitize health care records. Joy Global and Commercial Metals advanced on rebounding demand for materials, especially in China. Interest in Broadcom’s leading-edge integrated circuits for voice, data, and video transmission remained resilient. Value retailers such as American Eagle Outfitters and TJX Cos were also solid. In Financials the Fund continued to focus on high-quality P&C insurers, insurance brokers, and well-capitalized thrifts. During the financial turmoil, we initiated positions in a few banks such as Synovus and Fifth Third that negatively impacted performance. However, we believe it is prudent to begin investing in regional banks that are well capitalized, expected to survive the economic downdrafts, and are trading at significant discounts to book value.

There continue to be many cross-currents to economic recovery. On the bullish side, the Fed’s accommodative stance should persist well into 2010. Although some are concerned that low interest rates are harming the dollar, high unemployment appears to decrease the likelihood of wage-price spirals, allowing the Fed significant leeway. Fed and Treasury comments also repeatedly mention the risk of removing stimulus too early. Meanwhile, strong emerging markets demand and inventory rebalancing has spurred an uptick in some leading indicators, such as the purchasing managers’ index. Headline risk from Washington continues to be high, though ongoing Congressional negotiations have rekindled the old adage that gridlock is good for the markets. Earnings have also been better than expected and inventories continue to be low. On the flip side, the resiliency of the current economy still seems tenuous given floundering consumer confidence, high unemployment, and still problematic consumer balance sheets. Lingering concerns also include ongoing federal and state budget deficits, bank non-performing asset levels, and the prospect for much higher tax rates.

During these highly unpredictable periods, our process remains unchanged. As long-term, fundamentally driven investors, we believe these volatile conditions provide opportunity to purchase securities trading at discounts to intrinsic value and to sell those that are fully-priced.

TCW Value Opportunities Fund

Management Discussions (Continued)

TCW Value Opportunities Fund - I Class

TCW Value Opportunities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2009, the TCW Conservative Allocation Fund (the “Fund”) posted a gain of 16.38% and 16.26% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark returned 12.85% over the same period.

Each of the underlying funds in the allocation substantially outperformed the composite benchmark, and the TCW Core Fixed Income and TCW Relative Value Large Cap Funds were well ahead of their respective benchmarks. We were also helped by our underweight position in equities during most of the measurement period.

The U.S. recession that we had anticipated in September 2007 turned virulent in late 2008 and early 2009, with a rising risk of collapse of the entire global financial system led by massive bank failure in the U.S. After a fitful start, President Obama and his team managed to stem the decline with the stock market bottoming on March 9, 2009. A growing realization that a Depression was not in store, and the collective weight of stimulus programs from various governments, were factors in rising equity markets after March 9th. Furthermore, fears about a rising risk of inflation due the Obama administration’s economic policies, and the lack of a clear exit strategy from ballooning federal deficits, have led U.S. Treasury yields, the price of gold and energy to rise sharply.

We increased our allocation to the TCW Large Cap Growth Fund earlier in the year and benefited from very strong performance in the asset class. In July, we began to harvest some of the profits, and shifted the allocation into the TCW Money Market Fund. Our allocation to the TCW Core Fixed Income Fund remained consistent.

TCW Conservative Allocation Fund

Management Discussions (Continued)

TCW Conservative Allocation Fund - I Class

TCW Conservative Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Moderate Allocation Fund

Management Discussions

For the year ended October 31, 2009, the TCW Moderate Allocation Fund (the “Fund”) posted a gain of 16.64% and 16.54% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark returned 13.63% over the same period.

The largest positions in the portfolio, the TCW Core Fixed Income and TCW Relative Value Large Cap Funds significantly outperformed both their respective benchmarks and the Fund benchmark by wide margins. The Fund’s small exposure to the TCW High Yield Bond Fund also boosted performance, as that fund was up over 45% year-to-date.

The U.S. recession that we had anticipated in September 2007 turned virulent in late 2008 and early 2009, with a rising risk of collapse of the entire global financial system led by massive bank failure in the U.S. After a fitful start, President Obama and his team managed to stem the decline with the stock market bottoming on March 9, 2009. A growing realization that a Depression was not in store, and the collective weight of stimulus programs from various governments, were factors in rising equity markets after March 9th. Furthermore, fears about a rising risk of inflation due the Obama administration’s economic policies, and the lack of a clear exit strategy from ballooning federal deficits, have led U.S. Treasury yields, the price of gold and energy to rise sharply.

In anticipation of another downward leg in the stock market, or of a protracted period of economic stagnation, we remain relatively risk averse in our allocation of assets across the Fund. Therefore, we have kept our allocations relatively stable over the measurement period.

TCW Moderate Allocation Fund

Management Discussions (Continued)

TCW Moderate Allocation Fund - I Class

TCW Moderate Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Aggressive Allocation Fund

Management Discussions

For the year ended October 31, 2009, the TCW Aggressive Allocation Fund (the “Fund”) posted a gain of 15.36% on both I Class and N Class shares. The Fund’s benchmark returned 18.93% over the same period.

The Fund underperformed during the past year in large part due to our underweight allocation to international equities that rallied over 28% during the measurement period.

The U.S. recession that we had anticipated in September 2007 turned virulent in late 2008 and early 2009, with a rising risk of collapse of the entire global financial system led by massive bank failure in the U.S. After a fitful start, President Obama and his team managed to stem the decline with the stock market bottoming on March 9, 2009. A growing realization that a Depression was not in store, and the collective weight of stimulus programs from various governments, were factors in rising equity markets after March 9th. Furthermore, fears about a rising risk of inflation due the Obama administration’s economic policies, and the lack of a clear exit strategy from ballooning federal deficits, have led U.S. Treasury yields, the price of gold and energy to rise sharply.

In anticipation of another downward leg in the stock market, or of a protracted period of economic stagnation, we remain relatively risk averse in our allocation of assets across the Fund. Therefore, we have kept our allocations relatively stable over the measurement period.

TCW Aggressive Allocation Fund

Management Discussions (Continued)

TCW Aggressive Allocation Fund - I Class

TCW Aggressive Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Balanced Fund

Schedule of Investments	October 31, 2009

Principal Amount	Fixed Income Securities	Value

	U.S. Government Agency Obligations (20.7% of Net Assets)
$100,000	Federal Home Loan Mortgage Corp., 1.75%, due 06/15/12	$100,797
699,289	Federal Home Loan Mortgage Corp., 5.5%, due 09/01/37	737,262
200,000	Federal National Mortgage Association, 2.75%, due 03/13/14	203,505
50,000	Federal National Mortgage Association, 2.875%, due 12/11/13	51,427
175,651	Federal National Mortgage Association, 5%, due 05/01/37	182,399
406,292	Government National Mortgage Association, 5.5%, due 07/15/37	429,324

	Total U.S. Government Agency Obligations	1,704,714

	U.S. Treasury Bonds (4.5%)
70,000	U.S. Treasury Bond, 4.5%, due 02/15/36	73,085
200,000	U.S. Treasury Bond, 5.25%, due 11/15/28	227,531
50,000	U.S. Treasury Bond, 8.125%, due 08/15/19	69,445

	Total U.S. Treasury Bonds	370,061

	U.S. Treasury Notes (17.2%)
350,000	U.S. Treasury Note, 1.125%, due 06/30/11	352,516
160,000	U.S. Treasury Note, 1.125%, due 01/15/12	160,250
250,000	U.S. Treasury Note, 1.875%, due 02/28/14	248,242
590,000	U.S. Treasury Note, 4.75%, due 08/15/17	655,822

	Total U.S. Treasury Notes	1,416,830

	Total Fixed Income Securities (Cost: $3,404,973) (42.4%)	3,491,605

Number of Shares	Common Stock
	Aerospace & Defense (1.2%)
2,630	Honeywell International, Inc.	94,391

	Capital Markets (1.1%)
1,350	Ameriprise Financial, Inc.	46,805
1,250	Lazard, Ltd.	47,187

	Total Capital Markets	93,992

	Commercial Services & Supplies (0.7%)
1,950	Waste Management, Inc.	58,266

	Communications Equipment (1.0%)
9,320	Motorola, Inc.	79,872

	Computers & Peripherals (3.8%)
6,800	Dell, Inc. (1)	98,532
1,180	Hewlett-Packard Co.	56,003
1,340	International Business Machines Corp.	161,617

	Total Computers & Peripherals	316,152

	Consumer Finance (1.0%)
2,290	American Express Co.	79,784

See accompanying notes to financial statements.

TCW Balanced Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Diversified Consumer Services (0.6%)
2,530	H&R Block, Inc.	$46,400

	Diversified Financial Services (2.2%)
4,350	JPMorgan Chase & Co.	181,700

	Diversified Telecommunication Services (2.8%)
5,200	AT&T, Inc.	133,484
27,150	Qwest Communications International, Inc.	97,468

	Total Diversified Telecommunication Services	230,952

	Electric Utilities (1.2%)
3,330	American Electric Power Co., Inc.	100,633

	Electronic Equipment, Instruments and Components (2.4%)
13,985	Flextronics International, Ltd. (1)	90,623
5,007	Tyco Electronics, Ltd.	106,399

	Total Electronic Equipment, Instruments and Components	197,022

	Energy Equipment & Services (1.4%)
2,010	Baker Hughes, Inc.	84,561
670	ENSCO International, Inc.	30,679

	Total Energy Equipment & Services	115,240

	Food & Staples Retailing (0.8%)
1,870	CVS Caremark Corp.	66,011

	Food Products (3.1%)
3,910	Dean Foods Co. (1)	71,279
4,860	Kraft Foods, Inc.	133,747
4,600	Sara Lee Corp.	51,934

	Total Food Products	256,960

	Health Care Equipment & Supplies (2.1%)
11,080	Boston Scientific Corp. (1)	89,969
5,460	Hologic, Inc. (1)	80,699

	Total Health Care Equipment & Supplies	170,668

	Health Care Providers & Services (1.0%)
15,770	Tenet Healthcare Corp. (1)	80,742

	Household Durables (0.8%)
5,267	Lennar Corp.	66,364

	Household Products (1.9%)
2,490	Kimberly-Clark Corp.	152,288

	Industrial Conglomerates (2.2%)
5,230	General Electric Co.	74,580

See accompanying notes to financial statements.

TCW Balanced Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Industrial Conglomerates (Continued)
3,177	Tyco International, Ltd.	$106,588

	Total Industrial Conglomerates	181,168

	Insurance (2.4%)
5,850	MBIA, Inc. (1)	23,751
3,540	Travelers Cos., Inc. (The)	176,258

	Total Insurance	200,009

	Internet Software & Services (0.6%)
3,040	Yahoo!, Inc. (1)	48,336

	Leisure Equipment & Products (1.2%)
5,230	Mattel, Inc.	99,004

	Media (2.4%)
6,280	Comcast Corp.	91,060
3,560	Time Warner, Inc.	107,227

	Total Media	198,287

	Metals & Mining (1.3%)
3,700	Alcoa, Inc.	45,954
1,820	United States Steel Corp.	62,772

	Total Metals & Mining	108,726

	Oil, Gas & Consumable Fuels (5.1%)
910	Anadarko Petroleum Corp.	55,446
1,880	Chevron Corp.	143,895
1,280	Devon Energy Corp.	82,829
2,820	Marathon Oil Corp.	90,156
2,590	Valero Energy Corp.	46,879

	Total Oil, Gas & Consumable Fuels	419,205

	Paper & Forest Products (1.2%)
4,170	MeadWestvaco Corp.	95,201

	Pharmaceuticals (3.9%)
3,750	Bristol-Myers Squibb Co.	81,750
7,720	Pfizer, Inc.	131,471
3,230	Watson Pharmaceuticals, Inc. (1)	111,177

	Total Pharmaceuticals	324,398

	Semiconductors & Semiconductor Equipment (1.3%)
5,360	Intel Corp.	102,430

	Software (0.6%)
2,290	CA, Inc.	47,907

See accompanying notes to financial statements.

TCW Balanced Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Specialty Retail (2.7%)
5,800	Gap, Inc. (The)	$123,772
4,010	Home Depot, Inc. (The)	100,611

	Total Specialty Retail	224,383

	Total Common Stock (Cost: $5,095,216) (54.0%)	4,436,491

Principal Amount	Short-Term Investments
$279,283	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/02/09, (collateralized by $290,000, U.S. Treasury Bill, 0.16%, due 04/08/10, valued at $289,797) (Total Amount to be Received Upon Repurchase $279,283)	279,283

	Total Short-Term Investments (Cost: $279,283) (3.4%)	279,283

	Total Investments (Cost: $8,779,472) (99.8%)	8,207,379
	Excess of Other Assets over Liabilities (0.2%)	18,655

	Net Assets (100.0%)	$8,226,034

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Balanced Fund

Investments by Industry	October 31, 2009

Industry*	Percentage of Net Assets
Aerospace & Defense	1.2%
Capital Markets	1.1
Commercial Services & Supplies	0.7
Communications Equipment	1.0
Computers & Peripherals	3.8
Consumer Finance	1.0
Diversified Consumer Services	0.6
Diversified Financial Services	2.2
Diversified Telecommunication Services	2.8
Electric Utilities	1.2
Electronic Equipment, Instruments and Components	2.4
Energy Equipment & Services	1.4
Food & Staples Retailing	0.8
Food Products	3.1
Health Care Equipment & Supplies	2.1
Health Care Providers & Services	1.0
Household Durables	0.8
Household Products	1.9
Industrial Conglomerates	2.2
Insurance	2.4
Internet Software & Services	0.6
Leisure Equipment & Products	1.2
Media	2.4
Metals & Mining	1.3
Oil, Gas & Consumable Fuels	5.1
Paper & Forest Products	1.2
Pharmaceuticals	3.9
Semiconductors & Semiconductor Equipment	1.3
Software	0.6
Specialty Retail	2.7
U.S. Government Agency Obligations	20.7
U.S. Treasury Bonds	4.5
U.S. Treasury Notes	17.2
Short-Term Investments	3.4

Total	99.8%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (1.6% of Net Assets)
261,500	Honeywell International, Inc.	$9,385,235

	Capital Markets (2.1%)
175,840	Ameriprise Financial, Inc.	6,096,373
470,300	Blackstone Group, LP (The)	6,311,426

	Total Capital Markets	12,407,799

	Chemicals (3.0%)
554,200	Du Pont (E.I.) de Nemours & Co.	17,634,644

	Commercial Services & Supplies (3.2%)
319,500	Avery Dennison Corp.	11,390,175
252,700	Waste Management, Inc.	7,550,676

	Total Commercial Services & Supplies	18,940,851

	Communications Equipment (1.8%)
1,222,600	Motorola, Inc.	10,477,682

	Computers & Peripherals (5.7%)
474,800	Dell, Inc. (1)	6,879,852
140,500	Hewlett-Packard Co.	6,668,130
167,200	International Business Machines Corp.	20,165,992

	Total Computers & Peripherals	33,713,974

	Consumer Finance (1.1%)
179,800	American Express Co.	6,264,232

	Containers & Packaging (2.3%)
762,000	Packaging Corp. of America	13,929,360

	Diversified Consumer Services (1.1%)
342,000	H&R Block, Inc.	6,272,280

	Diversified Financial Services (4.3%)
558,900	JPMorgan Chase & Co.	23,345,253
78,117	NYSE Euronext	2,019,324

	Total Diversified Financial Services	25,364,577

	Diversified Telecommunication Services (5.9%)
575,300	AT&T, Inc.	14,767,951
3,374,000	Qwest Communications International, Inc.	12,112,660
859,154	Windstream Corp.	8,282,245

	Total Diversified Telecommunication Services	35,162,856

	Electric Utilities (1.7%)
331,500	American Electric Power Co., Inc.	10,017,930

	Electronic Equipment, Instruments & Components (2.3%)
653,600	Tyco Electronics, Ltd.	13,889,000

See accompanying notes to financial statements.

TCW Dividend Focused Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Energy Equipment & Services (2.4%)
258,800	Baker Hughes, Inc.	$10,887,716
79,100	ENSCO International, Inc.	3,621,989

	Total Energy Equipment & Services	14,509,705

	Food & Staples Retailing (1.4%)
244,500	CVS Caremark Corp.	8,630,850

	Food Products (5.2%)
73,500	Kellogg Co.	3,788,190
609,500	Kraft Foods, Inc.	16,773,440
948,700	Sara Lee Corp.	10,710,823

	Total Food Products	31,272,453

	Health Care Equipment & Supplies (1.1%)
824,900	Boston Scientific Corp. (1)	6,698,188

	Health Care Providers & Services (1.0%)
1,195,885	Tenet Healthcare Corp. (1)	6,122,931

	Household Durables (1.5%)
704,071	Lennar Corp.	8,871,295

	Household Products (3.2%)
316,800	Kimberly-Clark Corp.	19,375,488

	Industrial Conglomerates (4.0%)
691,450	General Electric Co.	9,860,077
421,300	Tyco International, Ltd.	14,134,615

	Total Industrial Conglomerates	23,994,692

	Insurance (3.7%)
484,600	MBIA, Inc. (1)	1,967,476
401,900	Travelers Cos., Inc. (The)	20,010,601

	Total Insurance	21,978,077

	Leisure Equipment & Products (2.1%)
672,400	Mattel, Inc.	12,728,532

	Life Sciences Tools & Services (0.8%)
101,400	Thermo Fisher Scientific, Inc. (1)	4,563,000

	Media (4.2%)
609,050	Comcast Corp.	8,831,225
907,300	Regal Entertainment Group	11,441,053
159,066	Time Warner, Inc.	4,791,068

	Total Media	25,063,346

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Metals & Mining (2.5%)
475,000	Alcoa, Inc.	$5,899,500
260,500	United States Steel Corp.	8,984,645

	Total Metals & Mining	14,884,145

	Oil, Gas & Consumable Fuels (9.8%)
111,600	Anadarko Petroleum Corp.	6,799,788
107,400	BP p.l.c. (SP ADR)	6,080,988
222,500	Chevron Corp.	17,030,150
164,400	Devon Energy Corp.	10,638,324
363,700	Marathon Oil Corp.	11,627,489
335,700	Valero Energy Corp.	6,076,170

	Total Oil, Gas & Consumable Fuels	58,252,909

	Paper & Forest Products (1.4%)
377,200	MeadWestvaco Corp.	8,611,476

	Pharmaceuticals (6.7%)
527,200	Bristol-Myers Squibb Co.	11,492,960
1,030,200	Pfizer, Inc.	17,544,306
318,700	Watson Pharmaceuticals, Inc. (1)	10,969,654

	Total Pharmaceuticals	40,006,920

	Real Estate Investment Trusts (REITs) (1.0%)
369,400	Annaly Capital Management, Inc.	6,246,554

	Road & Rail (0.5%)
75,800	CSX Corp.	3,197,244

	Semiconductors & Semiconductor Equipment (3.0%)
227,600	Analog Devices, Inc.	5,833,388
646,000	Intel Corp.	12,345,060

	Total Semiconductors & Semiconductor Equipment	18,178,448

	Software (1.1%)
305,200	CA, Inc.	6,384,784

	Specialty Retail (4.7%)
689,200	Gap, Inc. (The)	14,707,528
533,600	Home Depot, Inc. (The)	13,388,024

	Total Specialty Retail	28,095,552

See accompanying notes to financial statements.

TCW Dividend Focused Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Thrifts & Mortgage Finance (1.0%)
570,100	New York Community Bancorp, Inc.	$6,151,379

	Total Common Stock (Cost: $649,645,799) (98.4%)	587,278,388

	Total Investments (Cost: $649,645,799) (98.4%)	587,278,388
	Excess of Other Assets over Liabilities (1.6%)	9,613,688

	Net Assets (100.0%)	$596,892,076

Notes to the Schedule of Investments:

SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Investments by Industry

Industry*	Percentage of Net Assets
Aerospace & Defense	1.6%
Capital Markets	2.1
Chemicals	3.0
Commercial Services & Supplies	3.2
Communications Equipment	1.8
Computers & Peripherals	5.7
Consumer Finance	1.1
Containers & Packaging	2.3
Diversified Consumer Services	1.1
Diversified Financial Services	4.3
Diversified Telecommunication Services	5.9
Electric Utilities	1.7
Electronic Equipment, Instruments and Components	2.3
Energy Equipment & Services	2.4
Food & Staples Retailing	1.4
Food Products	5.2
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	1.0
Household Durables	1.5
Household Products	3.2
Industrial Conglomerates	4.0
Insurance	3.7
Leisure Equipment & Products	2.1
Life Sciences Tools & Services	0.8
Media	4.2
Metals & Mining	2.5
Oil, Gas & Consumable Fuels	9.8
Paper & Forest Products	1.4
Pharmaceuticals	6.7
Real Estate Investment Trusts (REITs)	1.0
Road & Rail	0.5
Semiconductors & Semiconductor Equipment	3.0
Software	1.1
Specialty Retail	4.7
Thrifts & Mortgage Finance	1.0

Total	98.4%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Focused Equities Fund

Schedule of Investments	October 31, 2009

Number of Shares	Common Stock	Value

	Aerospace & Defense (5.4% of Net Assets)
50,640	Honeywell International, Inc.	$1,817,469
23,140	Lockheed Martin Corp.	1,591,801

	Total Aerospace & Defense	3,409,270

	Air Freight & Logistics (1.5%)
16,900	C.H. Robinson Worldwide, Inc.	931,359

	Biotechnology (2.7%)
33,515	Genzyme Corp. (1)	1,695,859

	Capital Markets (2.1%)
77,000	Charles Schwab Corp. (The)	1,335,180

	Chemicals (8.5%)
25,035	Air Products & Chemicals, Inc.	1,930,950
51,347	Ecolab, Inc.	2,257,214
17,400	Monsanto Co.	1,168,932

	Total Chemicals	5,357,096

	Commercial Banks (4.7%)
106,992	Wells Fargo & Co.	2,944,420

	Communications Equipment (3.0%)
222,300	Motorola, Inc.	1,905,111

	Computers & Peripherals (3.5%)
11,700	Apple, Inc. (1)	2,205,450

	Diversified Financial Services (8.0%)
128,300	Bank of America Corp.	1,870,614
75,833	JPMorgan Chase & Co.	3,167,544

	Total Diversified Financial Services	5,038,158

	Electrical Equipment (2.7%)
40,930	Rockwell Automation, Inc.	1,676,083

	Energy Equipment & Services (11.5%)
18,558	Halliburton Co.	542,079
35,545	Schlumberger, Ltd.	2,210,899
30,490	Transocean, Ltd. (1)	2,558,416
112,287	Weatherford International, Ltd. (1)	1,968,391

	Total Energy Equipment & Services	7,279,785

	Health Care Equipment & Supplies (3.6%)
8,775	Alcon, Inc.	1,252,982
24,505	Covidien PLC	1,032,151

	Total Health Care Equipment & Supplies	2,285,133

See accompanying notes to financial statements.

TCW Focused Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Hotels, Restaurants & Leisure (1.0%)
19,185	Yum! Brands, Inc.	$632,146

	Insurance (5.7%)
24,000	ACE, Ltd. (1)	1,232,640
56,440	Aflac, Inc.	2,341,696

	Total Insurance	3,574,336

	IT Services (3.0%)
8,775	MasterCard, Inc.	1,921,900

	Life Sciences Tools & Services (3.0%)
42,030	Thermo Fisher Scientific, Inc. (1)	1,891,350

	Machinery (4.1%)
13,690	Danaher Corp.	934,069
31,655	SPX Corp.	1,670,751

	Total Machinery	2,604,820

	Multiline Retail (1.7%)
18,485	Kohl’s Corp. (1)	1,057,712

	Oil, Gas & Consumable Fuels (11.4%)
37,465	Anadarko Petroleum Corp.	2,282,742
26,980	Apache Corp.	2,539,358
31,614	Occidental Petroleum Corp.	2,398,870

	Total Oil, Gas & Consumable Fuels	7,220,970

	Pharmaceuticals (4.1%)
29,700	Allergan, Inc.	1,670,625
15,475	Johnson & Johnson	913,799

	Total Pharmaceuticals	2,584,424

	Road & Rail (2.6%)
30,100	Union Pacific Corp.	1,659,714

	Specialty Retail (3.4%)
48,125	Home Depot, Inc. (The)	1,207,456
24,825	TJX Cos., Inc. (The)	927,214

	Total Specialty Retail	2,134,670

	Tobacco (2.6%)
34,894	Philip Morris International, Inc.	1,652,580

	Total Common Stock (Cost: $60,300,305) (99.8%)	62,997,526

See accompanying notes to financial statements.

TCW Focused Equities Fund

October 31, 2009

Principal Amount	Short-Term Investments	Value

$13,506	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/02/09 (collateralized by $15,000, U.S. Treasury Bill, 0.16% due 04/08/10, valued at $14,990) (Total Amount to be Received Upon Repurchase $13,506)	$13,506

	Total Short-Term Investments (Cost: $13,506) (0.0%)	13,506

	Total Investments (Cost: $60,313,811) (99.8%)	63,011,032
	Excess of Other Assets over Liabilities (0.2%)	95,108

	Net Assets (100.0%)	$63,106,140

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Focused Equities Fund

Investments by Industry

Industry*	Percentage of Net Assets
Aerospace & Defense	5.4%
Air Freight & Logistics	1.5
Biotechnology	2.7
Capital Markets	2.1
Chemicals	8.5
Commercial Banks	4.7
Communications Equipment	3.0
Computers & Peripherals	3.5
Diversified Financial Services	8.0
Electrical Equipment	2.7
Energy Equipment & Services	11.5
Health Care Equipment & Supplies	3.6
Hotels, Restaurants & Leisure	1.0
IT Services	3.0
Insurance	5.7
Life Sciences Tools & Services	3.0
Machinery	4.1
Multiline Retail	1.7
Oil, Gas & Consumable Fuels	11.4
Pharmaceuticals	4.1
Road & Rail	2.6
Specialty Retail	3.4
Tobacco	2.6
Short-Term Investments	0.0

Total	99.8%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments	October 31, 2009

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.0% of Net Assets)
220	Honeywell International, Inc.	$7,896
85	Precision Castparts Corp.	8,120

	Total Aerospace & Defense	16,016

	Air Freight & Logistics (0.8%)
125	C.H. Robinson Worldwide, Inc.	6,889

	Beverages (1.4%)
145	Coca-Cola Co. (The)	7,730
106	Hansen Natural Corp. (1)	3,832

	Total Beverages	11,562

	Biotechnology (5.6%)
305	Amylin Pharmaceuticals, Inc. (1)	3,367
325	Arena Pharmaceuticals, Inc. (1)	1,148
95	Cephalon, Inc. (1)	5,185
390	Genzyme Corp. (1)	19,734
185	Gilead Sciences, Inc. (1)	7,872
200	Human Genome Sciences, Inc. (1)	3,738
190	InterMune, Inc. (1)	2,295
50	Medivation, Inc. (1)	1,276
184	Poniard Pharmaceuticals, Inc. (1)	1,205

	Total Biotechnology	45,820

	Capital Markets (1.5%)
99	Evercore Partners, Inc.	3,231
285	SEI Investments Co.	4,979
75	T. Rowe Price Group, Inc.	3,655

	Total Capital Markets	11,865

	Chemicals (4.0%)
140	Celanese Corp.	3,843
30	CF Industries Holdings, Inc.	2,498
125	Monsanto Co.	8,398
135	Nalco Holding Co.	2,855
50	Potash Corp. of Saskatchewan, Inc.	4,639
135	Praxair, Inc.	10,724

	Total Chemicals	32,957

	Commercial Banks (0.9%)
125	Signature Bank (1)	3,945
530	Wilshire Bancorp, Inc.	3,731

	Total Commercial Banks	7,676

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Commercial Services & Supplies (0.9%)
128	Clean Harbors, Inc. (1)	$7,226

	Communications Equipment (9.8%)
425	Cisco Systems, Inc. (1)	9,711
1,570	Infinera Corp. (1)	11,665
1,215	Motorola, Inc.	10,413
685	Qualcomm, Inc.	28,366
330	Research In Motion, Ltd. (1)	19,381

	Total Communications Equipment	79,536

	Computers & Peripherals (3.8%)
398	3PAR, Inc. (1)	3,745
143	Apple, Inc. (1)	26,956

	Total Computers & Peripherals	30,701

	Construction & Engineering (1.0%)
130	Foster Wheeler AG (1)	3,639
195	Quanta Services, Inc. (1)	4,134

	Total Construction & Engineering	7,773

	Consumer Finance (0.7%)
150	Capital One Financial Corp.	5,490

	Distributors (0.5%)
240	LKQ Corp. (1)	4,145

	Diversified Consumer Services (0.4%)
15	Strayer Education, Inc.	3,044

	Diversified Financial Services (1.3%)
65	IntercontinentalExchange, Inc. (1)	6,512
142	MSCI, Inc. (1)	4,317

	Total Diversified Financial Services	10,829

	Electrical Equipment (2.4%)
74	Powell Industries, Inc. (1)	2,722
415	Rockwell Automation, Inc.	16,994

	Total Electrical Equipment	19,716

	Electronic Equipment, Instruments & Components (0.5%)
62	Itron, Inc. (1)	3,722

	Energy Equipment & Services (3.4%)
40	Core Laboratories N.V.	4,172
261	Oceaneering International, Inc. (1)	13,337
560	Weatherford International, Ltd. (1)	9,817

	Total Energy Equipment & Services	27,326

See accompanying notes to financial statements.

TCW Growth Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Food & Staples Retailing (2.5%)
565	CVS Caremark Corp.	$19,944

	Food Products (1.8%)
250	Kellogg Co.	12,885
325	Smart Balance, Inc. (1)	1,716

	Total Food Products	14,601

	Health Care Equipment & Supplies (3.2%)
135	Baxter International, Inc.	7,298
671	Dexcom, Inc. (1)	4,603
699	Hansen Medical, Inc. (1)	1,790
257	MAKO Surgical Corp. (1)	2,326
3,415	Sirius XM Radio, Inc. (1)	2,001
135	Thoratec Corp. (1)	3,545
100	Varian Medical Systems, Inc. (1)	4,098

	Total Health Care Equipment & Supplies	25,661

	Health Care Providers & Services (3.7%)
150	Catalyst Health Solutions, Inc. (1)	4,706
210	Express Scripts, Inc. (1)	16,783
160	Medco Health Solutions, Inc. (1)	8,979

	Total Health Care Providers & Services	30,468

	Hotels, Restaurants & Leisure (2.9%)
270	California Pizza Kitchen, Inc. (1)	3,507
65	Ctrip.com International, Ltd. (ADR) (1)	3,480
126	Home Inns & Hotels Management, Inc. (ADR) (1)	3,349
90	Starwood Hotels & Resorts Worldwide, Inc.	2,615
330	Yum! Brands, Inc.	10,874

	Total Hotels, Restaurants & Leisure	23,825

	Household Products (1.4%)
200	Procter & Gamble Co. (The)	11,600

	Insurance (4.4%)
615	Aflac, Inc.	25,516
332	First Mercury Financial Corp. (1)	4,217
100	Hartford Financial Services Group, Inc. (The)	2,452
147	Tower Group, Inc.	3,613

	Total Insurance	35,798

	Internet Software & Services (3.8%)
205	Akamai Technologies, Inc. (1)	4,510
7	Baidu.com, Inc. (SP ADR) (1)	2,645
165	Digital River, Inc. (1)	3,767
31	Google, Inc. (1)	16,620

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Internet Software & Services (Continued)
100	Mercadolibre, Inc. (1)	$3,579

	Total Internet Software & Services	31,121

	IT Services (2.0%)
150	Accenture PLC	5,562
50	MasterCard, Inc.	10,951

	Total IT Services	16,513

	Life Sciences Tools & Services (1.7%)
295	Life Technologies Corp. (1)	13,915

	Machinery (3.8%)
255	Caterpillar, Inc.	14,040
148	Chart Industries, Inc. (1)	2,926
60	Flowserve Corp.	5,893
180	Illinois Tool Works, Inc.	8,265

	Total Machinery	31,124

	Media (0.6%)
85	DreamWorks Animation SKG, Inc. (1)	2,720
455	Lions Gate Entertainment Corp. (1)	2,361

	Total Media	5,081

	Multiline Retail (1.1%)
160	Kohl’s Corp. (1)	9,155

	Oil, Gas & Consumable Fuels (2.4%)
55	Contango Oil & Gas Co. (1)	2,621
155	Plains Exploration & Production Co. (1)	4,107
167	Swift Energy Co. (1)	3,537
107	Ultra Petroleum Corp. (1)	5,195
65	Whiting Petroleum Corp. (1)	3,666

	Total Oil, Gas & Consumable Fuels	19,126

	Pharmaceuticals (3.4%)
200	Allergan, Inc.	11,250
276	Inspire Pharmaceuticals, Inc. (1)	1,234
335	Mylan, Inc. (1)	5,440
109	Salix Pharmaceuticals, Ltd. (1)	2,005
125	Teva Pharmaceutical Industries, Ltd. (SP ADR)	6,310
100	XenoPort, Inc. (1)	1,671

	Total Pharmaceuticals	27,910

	Real Estate Management & Development (0.3%)
205	China Real Estate Information Corp. (ADR) (1)	2,606

See accompanying notes to financial statements.

TCW Growth Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Road & Rail (1.0%)
145	Kansas City Southern (1)	$3,513
105	Ryder System, Inc.	4,258

	Total Road & Rail	7,771

	Semiconductors & Semiconductor Equipment (1.6%)
667	Cavium Networks, Inc. (1)	12,646

	Software (5.8%)
515	Activision Blizzard, Inc. (1)	5,577
135	ANSYS, Inc. (1)	5,478
108	ArcSight, Inc. (1)	2,670
70	Concur Technologies, Inc. (1)	2,495
145	Electronic Arts, Inc. (1)	2,645
145	Longtop Financial Technologies, Ltd. (SP ADR) (1)	3,842
230	Nuance Communications, Inc. (1)	3,015
185	Salesforce.com, Inc. (1)	10,499
375	Take-Two Interactive Software, Inc. (1)	4,114
94	Ultimate Software Group, Inc. (The) (1)	2,398
126	VMware, Inc. (1)	4,842

	Total Software	47,575

	Specialty Retail (2.2%)
210	GameStop Corp. (1)	5,101
360	Guess?, Inc.	13,158

	Total Specialty Retail	18,259

	Textiles, Apparel & Luxury Goods (1.1%)
115	Polo Ralph Lauren Corp.	8,558

	Thrifts & Mortgage Finance (0.3%)
250	Astoria Financial Corp.	2,495

	Tobacco (2.4%)
405	Philip Morris International, Inc.	19,181

	Wireless Telecommunication Services (3.5%)
630	American Tower Corp. (1)	23,197
200	NII Holdings, Inc. — Class B (1)	5,386

	Total Wireless Telecommunication Services	28,583

	Total Common Stock (Cost: $811,520) (97.8%)	795,809

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value

$30,700	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/02/09, (collateralized by $35,000, U.S. Treasury Bill, 0.16%, due 04/08/10, valued at $34,976) (Total Amount to be Received Upon Repurchase $30,700)	$30,700

	Total Short-Term Investments (Cost: $30,700) (3.8%)	30,700

	Total Investments (Cost: $842,220) (101.6%)	826,509
	Liabilities in Excess of Other Assets (– 1.6%)	(12,823)

	Net Assets (100.0%)	$813,686

Notes to the Schedule of Investments:

ADR - American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Growth Fund

Investments by Industry	October 31, 2009

Industry*	Percentage of Net Assets
Aerospace & Defense	2.0%
Air Freight & Logistics	0.8
Beverages	1.4
Biotechnology	5.6
Capital Markets	1.5
Chemicals	4.0
Commercial Banks	0.9
Commercial Services & Supplies	0.9
Communications Equipment	9.8
Computers & Peripherals	3.8
Construction & Engineering	1.0
Consumer Finance	0.7
Distributors	0.5
Diversified Consumer Services	0.4
Diversified Financial Services	1.3
Electrical Equipment	2.4
Electronic Equipment, Instruments and Components	0.5
Energy Equipment & Services	3.4
Food & Staples Retailing	2.5
Food Products	1.8
Health Care Equipment & Supplies	3.2
Health Care Providers & Services	3.7
Hotels, Restaurants & Leisure	2.9
Household Products	1.4
IT Services	2.0
Insurance	4.4
Internet Software & Services	3.8
Life Sciences Tools & Services	1.7
Machinery	3.8
Media	0.6
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	2.4
Pharmaceuticals	3.4
Real Estate Management & Development	0.3
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	1.6
Software	5.8
Specialty Retail	2.2
Textiles, Apparel & Luxury Goods	1.1
Thrifts & Mortgage Finance	0.3
Tobacco	2.4
Wireless Telecommunication Services	3.5
Short-Term Investments	3.8

Total	101.6%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.5% of Net Assets)
15,000	Aerovironment, Inc. (1)	$399,900
50,100	Spirit AeroSystems Holdings, Inc. (1)	797,592

	Total Aerospace & Defense	1,197,492

	Air Freight & Logistics (4.3%)
18,900	C.H. Robinson Worldwide, Inc.	1,041,579
30,900	Expeditors International of Washington, Inc.	995,598

	Total Air Freight & Logistics	2,037,177

	Beverages (2.2%)
29,038	Hansen Natural Corp. (1)	1,049,724

	Biotechnology (6.4%)
56,900	Amylin Pharmaceuticals, Inc. (1)	628,176
19,000	Genzyme Corp. (1)	961,400
36,900	Human Genome Sciences, Inc. (1)	689,661
19,800	InterMune, Inc. (1)	239,184
22,900	Isis Pharmaceuticals, Inc. (1)	290,143
9,200	Medivation, Inc. (1)	234,784

	Total Biotechnology	3,043,348

	Chemicals (1.5%)
8,600	CF Industries Holdings, Inc.	715,950

	Commercial Banks (2.2%)
32,690	Signature Bank (1)	1,031,696

	Commercial Services & Supplies (2.3%)
19,800	Clean Harbors, Inc. (1)	1,117,710

	Construction & Engineering (3.0%)
45,300	Quanta Services, Inc. (1)	960,360
17,400	Shaw Group, Inc. (1)	446,484

	Total Construction & Engineering	1,406,844

	Distributors (0.8%)
22,660	LKQ Corp. (1)	391,338

	Diversified Consumer Services (6.7%)
11,700	Capella Education Co. (1)	806,130
8,000	Education Management Corp. (1)	176,000
45,400	K12, Inc. (1)	728,216
7,400	Strayer Education, Inc.	1,501,978

	Total Diversified Consumer Services	3,212,324

See accompanying notes to financial statements.

TCW Growth Equities Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Diversified Financial Services (2.9%)
6,900	IntercontinentalExchange, Inc. (1)	$691,311
22,708	MSCI, Inc. (1)	690,323

	Total Diversified Financial Services	1,381,634

	Electrical Equipment (3.3%)
3,900	First Solar, Inc. (1)	475,527
26,500	Rockwell Automation, Inc.	1,085,175

	Total Electrical Equipment	1,560,702

	Energy Equipment & Services (8.7%)
10,500	Core Laboratories N.V.	1,095,150
25,100	National Oilwell Varco, Inc. (1)	1,028,849
22,300	Oceaneering International, Inc. (1)	1,139,530
32,300	Smith International, Inc.	895,679

	Total Energy Equipment & Services	4,159,208

	Health Care Equipment & Supplies (5.2%)
5,300	Intuitive Surgical, Inc. (1)	1,305,655
20,200	Masimo Corp. (1)	536,714
24,900	Thoratec Corp. (1)	653,874

	Total Health Care Equipment & Supplies	2,496,243

	Hotels, Restaurants & Leisure (4.1%)
7,700	Chipotle Mexican Grill, Inc. — Class B (1)	615,307
16,700	Ctrip.com International, Ltd. (ADR) (1)	894,118
8,000	Wynn Resorts, Ltd. (1)	433,760

	Total Hotels, Restaurants & Leisure	1,943,185

	Insurance (3.6%)
19,200	ACE, Ltd. (1)	986,112
29,500	Tower Group, Inc.	725,110

	Total Insurance	1,711,222

	Internet Software & Services (7.0%)
46,700	Akamai Technologies, Inc. (1)	1,027,400
2,800	Baidu.com, Inc. (SP ADR) (1)	1,058,176
25,700	Digital River, Inc. (1)	586,731
18,529	Mercadolibre, Inc. (1)	663,153

	Total Internet Software & Services	3,335,460

	IT Services (1.4%)
12,000	Alliance Data Systems Corp. (1)	659,760

	Machinery (1.0%)
12,800	Wabtec Corp.	470,528

See accompanying notes to financial statements.

TCW Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Media (0.9%)
14,000	DreamWorks Animation SKG, Inc. (1)	$448,000

	Oil, Gas & Consumable Fuels (3.1%)
15,400	Contango Oil & Gas Co. (1)	733,810
15,400	Ultra Petroleum Corp. (1)	747,670

	Total Oil, Gas & Consumable Fuels	1,481,480

	Pharmaceuticals (3.5%)
93,600	Mylan, Inc. (1)	1,520,064
8,800	XenoPort, Inc. (1)	147,048

	Total Pharmaceuticals	1,667,112

	Professional Services (1.8%)
48,300	Resources Connection, Inc. (1)	834,141

	Real Estate Management & Development (0.9%)
33,575	China Real Estate Information Corp. (ADR) (1)	426,738

	Semiconductors & Semiconductor Equipment (2.6%)
32,000	Avago Technologies, Ltd. (1)	480,000
38,689	Cavium Networks, Inc. (1)	733,544

	Total Semiconductors & Semiconductor Equipment	1,213,544

	Software (12.6%)
19,127	ANSYS, Inc. (1)	776,174
12,900	Concur Technologies, Inc. (1)	459,756
49,600	Electronic Arts, Inc. (1)	904,704
15,800	Longtop Financial Technologies, Ltd. (SP ADR) (1)	418,700
35,000	Nuance Communications, Inc. (1)	458,850
11,100	Perfect World Co., Ltd. — Class B (SP ADR) (1)	488,511
24,250	Salesforce.com, Inc. (1)	1,376,188
29,496	VMware, Inc. (1)	1,133,531

	Total Software	6,016,414

	Specialty Retail (1.6%)
20,400	Guess?, Inc.	745,620

	Thrifts & Mortgage Finance (1.6%)
47,600	People’s United Financial, Inc.	763,028

	Total Common Stock (Cost: $43,351,054) (97.7%)	46,517,622

See accompanying notes to financial statements.

TCW Growth Equities Fund

October 31, 2009

Principal Amount	Short-Term Investments	Value

$1,458,409	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/02/09, (collateralized by $1,490,000, U.S. Treasury Bill, 0.16%, due 04/08/10, valued at $1,488,957) (Total Amount to be Received Upon Repurchase $1,458,411)	$1,458,409

	Total Short-Term Investments (Cost: $1,458,409) (3.1%)	1,458,409

	Total Investments (Cost: $44,809,463) (100.8%)	47,976,031
	Liabilities in Excess of Other Assets (– 0.8%)	(374,598)

	Net Assets (100.0%)	$47,601,433

Notes to the Schedule of Investments:

ADR - American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Investments by Industry

Industry*	Percentage of Net Assets
Aerospace & Defense	2.5%
Air Freight & Logistics	4.3
Beverages	2.2
Biotechnology	6.4
Chemicals	1.5
Commercial Banks	2.2
Commercial Services & Supplies	2.3
Construction & Engineering	3.0
Distributors	0.8
Diversified Consumer Services	6.7
Diversified Financial Services	2.9
Electrical Equipment	3.3
Energy Equipment & Services	8.7
Health Care Equipment & Supplies	5.2
Hotels, Restaurants & Leisure	4.1
IT Services	1.4
Insurance	3.6
Internet Software & Services	7.0
Machinery	1.0
Media	0.9
Oil, Gas & Consumable Fuels	3.1
Pharmaceuticals	3.5
Professional Services	1.8
Real Estate Management & Development	0.9
Semiconductors & Semiconductor Equipment	2.6
Software	12.6
Specialty Retail	1.6
Thrifts & Mortgage Finance	1.6
Short-Term Investments	3.1

Total	100.8%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

Schedule of Investments	October 31, 2009

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.0% of Net Assets)
5,800	ITT Corp.	$294,060
3,200	Precision Castparts Corp.	305,696

	Total Aerospace & Defense	599,756

	Beverages (2.0%)
7,600	Coca-Cola Co. (The)	405,156

	Biotechnology (3.1%)
7,900	Genzyme Corp. (1)	399,740
7,100	Vertex Pharmaceuticals, Inc. (1)	238,276

	Total Biotechnology	638,016

	Chemicals (4.3%)
2,675	Air Products & Chemicals, Inc.	206,323
6,075	Monsanto Co.	408,118
2,875	Potash Corp. of Saskatchewan, Inc.	266,743

	Total Chemicals	881,184

	Communications Equipment (10.8%)
24,550	Brocade Communications Systems, Inc. (1)	210,639
22,700	Cisco Systems, Inc. (1)	518,695
23,050	Motorola, Inc.	202,767
24,000	Qualcomm, Inc.	993,840
4,675	Research In Motion, Ltd. (1)	274,563

	Total Communications Equipment	2,200,504

	Computers & Peripherals (6.8%)
7,275	Apple, Inc. (1)	1,371,337

	Consumer Finance (1.5%)
8,450	Capital One Financial Corp.	309,270

	Diversified Financial Services (1.9%)
3,875	IntercontinentalExchange, Inc. (1)	388,236

	Energy Equipment & Services (5.5%)
12,820	FMC Technologies, Inc. (1)	674,332
25,300	Weatherford International, Ltd. (1)	443,509

	Total Energy Equipment & Services	1,117,841

	Food & Staples Retailing (2.0%)
11,225	CVS Caremark Corp.	396,243

	Health Care Equipment & Supplies (4.7%)
3,050	Alcon, Inc.	435,509
5,650	Baxter International, Inc.	305,439
6,361	St. Jude Medical, Inc. (1)	216,783

	Total Health Care Equipment & Supplies	957,731

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Health Care Providers & Services (9.2%)
14,475	Express Scripts, Inc. (1)	$1,156,842
12,850	Medco Health Solutions, Inc. (1)	721,142

	Total Health Care Providers & Services	1,877,984

	Hotels, Restaurants & Leisure (0.9%)
3,400	Wynn Resorts, Ltd. (1)	184,348

	Industrial Conglomerates (1.0%)
11,100	Textron, Inc.	197,358

	Insurance (3.6%)
13,300	Aflac, Inc.	551,817
4,000	Prudential Financial, Inc.	180,920

	Total Insurance	732,737

	Internet Software & Services (5.9%)
2,225	Google, Inc. (1)	1,192,867

	IT Services (5.5%)
7,950	Accenture PLC	294,786
2,425	MasterCard, Inc.	531,124
3,750	Visa, Inc.	284,100

	Total IT Services	1,110,010

	Life Sciences Tools & Services (1.4%)
6,450	Thermo Fisher Scientific, Inc. (1)	290,250

	Machinery (4.4%)
3,735	Danaher Corp.	254,839
4,335	Flowserve Corp.	425,740
4,550	Illinois Tool Works, Inc.	208,936

	Total Machinery	889,515

	Multiline Retail (1.9%)
6,800	Kohl’s Corp. (1)	389,096

	Pharmaceuticals (2.4%)
8,100	Merck & Co., Inc.	250,533
4,750	Teva Pharmaceutical Industries, Ltd. (SP ADR)	239,780

	Total Pharmaceuticals	490,313

	Road & Rail (1.3%)
8,650	J.B. Hunt Transport Services, Inc.	260,019

	Semiconductors & Semiconductor Equipment (1.2%)
9,150	Broadcom Corp. (1)	243,482

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Software (2.3%)
24,600	Activision Blizzard, Inc. (1)	$266,418
9,400	Oracle Corp. (1)	198,340

	Total Software	464,758

	Specialty Retail (3.6%)
10,450	GameStop Corp. (1)	253,831
8,750	Guess?, Inc.	319,812
8,515	Lowe’s Cos., Inc.	166,639

	Total Specialty Retail	740,282

	Tobacco (2.8%)
11,950	Philip Morris International, Inc.	565,952

	Wireless Telecommunication Services (4.9%)
17,250	American Tower Corp. (1)	635,145
13,080	NII Holdings, Inc. — Class B (1)	352,244

	Total Wireless Telecommunication Services	987,389

	Total Common Stock (Cost: $17,745,150) (97.9%)	19,881,634

Principal Amount	Short-Term Investments
$67,122	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/02/09, (collateralized by $70,000, U.S. Treasury Bill, 0.16%, due 04/08/10, valued at $69,951) (Total Amount to be Received Upon Repurchase $67,122)	67,122

	Total Short-Term Investments (Cost: $67,122) (0.3%)	67,122

	Total Investments (Cost: $17,812,272) (98.2%)	19,948,756
	Excess of Other Assets over Liabilities (1.8%)	359,401

	Net Assets (100.0%)	$20,308,157

Notes to the Schedule of Investments:

SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

Investments by Industry

Industry*	Percentage of Net Assets
Aerospace & Defense	3.0%
Beverages	2.0
Biotechnology	3.1
Chemicals	4.3
Communications Equipment	10.8
Computers & Peripherals	6.8
Consumer Finance	1.5
Diversified Financial Services	1.9
Energy Equipment & Services	5.5
Food & Staples Retailing	2.0
Health Care Equipment & Supplies	4.7
Health Care Providers & Services	9.2
Hotels, Restaurants & Leisure	0.9
IT Services	5.5
Industrial Conglomerates	1.0
Insurance	3.6
Internet Software & Services	5.9
Life Sciences Tools & Services	1.4
Machinery	4.4
Multiline Retail	1.9
Pharmaceuticals	2.4
Road & Rail	1.3
Semiconductors & Semiconductor Equipment	1.2
Software	2.3
Specialty Retail	3.6
Tobacco	2.8
Wireless Telecommunication Services	4.9
Short-Term Investments	0.3

Total	98.2%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Schedule of Investments	October 31, 2009

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.2% of Net Assets)
315,609	Honeywell International, Inc.	$11,327,207

	Capital Markets (2.1%)
157,100	Ameriprise Financial, Inc.	5,446,657
141,000	Lazard, Ltd.	5,322,750

	Total Capital Markets	10,769,407

	Commercial Services & Supplies (1.3%)
229,000	Waste Management, Inc.	6,842,520

	Communications Equipment (1.8%)
1,085,430	Motorola, Inc.	9,302,135

	Computers & Peripherals (7.1%)
772,100	Dell, Inc. (1)	11,187,729
145,457	Hewlett-Packard Co.	6,903,389
152,400	International Business Machines Corp.	18,380,964

	Total Computers & Peripherals	36,472,082

	Consumer Finance (1.8%)
264,450	American Express Co.	9,213,438

	Diversified Consumer Services (1.1%)
298,600	H&R Block, Inc.	5,476,324

	Diversified Financial Services (3.9%)
481,218	JPMorgan Chase & Co.	20,100,476

	Diversified Telecommunication Services (5.0%)
580,400	AT&T, Inc.	14,898,868
3,048,500	Qwest Communications International, Inc.	10,944,115

	Total Diversified Telecommunication Services	25,842,983

	Electric Utilities (2.3%)
397,050	American Electric Power Co., Inc.	11,998,851

	Electronic Equipment, Instruments and Components (4.4%)
1,572,394	Flextronics International, Ltd. (1)	10,189,113
598,475	Tyco Electronics, Ltd.	12,717,594

	Total Electronic Equipment, Instruments and Components	22,906,707

	Energy Equipment & Services (2.6%)
236,800	Baker Hughes, Inc.	9,962,176
74,200	ENSCO International, Inc.	3,397,618

	Total Energy Equipment & Services	13,359,794

	Food & Staples Retailing (1.6%)
227,800	CVS Caremark Corp.	8,041,340

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Food Products (5.8%)
442,100	Dean Foods Co. (1)	$8,059,483
559,600	Kraft Foods, Inc.	15,400,192
582,500	Sara Lee Corp.	6,576,425

	Total Food Products	30,036,100

	Health Care Equipment & Supplies (3.9%)
1,265,400	Boston Scientific Corp. (1)	10,275,048
651,200	Hologic, Inc. (1)	9,624,736

	Total Health Care Equipment & Supplies	19,899,784

	Health Care Providers & Services (1.8%)
1,765,750	Tenet Healthcare Corp. (1)	9,040,640

	Household Durables (1.6%)
659,363	Lennar Corp.	8,307,974

	Household Products (3.3%)
280,350	Kimberly-Clark Corp.	17,146,206

	Industrial Conglomerates (4.0%)
616,900	General Electric Co.	8,796,994
353,925	Tyco International, Ltd.	11,874,184

	Total Industrial Conglomerates	20,671,178

	Insurance (4.4%)
668,600	MBIA, Inc. (1)	2,714,516
396,600	Travelers Cos., Inc. (The)	19,746,714

	Total Insurance	22,461,230

	Internet Software & Services (1.0%)
337,600	Yahoo!, Inc. (1)	5,367,840

	Leisure Equipment & Products (2.4%)
645,000	Mattel, Inc.	12,209,850

	Media (4.4%)
699,700	Comcast Corp.	10,145,650
418,216	Time Warner, Inc.	12,596,666

	Total Media	22,742,316

	Metals & Mining (2.5%)
411,900	Alcoa, Inc.	5,115,798
225,900	United States Steel Corp.	7,791,291

	Total Metals & Mining	12,907,089

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Oil, Gas & Consumable Fuels (9.4%)
99,000	Anadarko Petroleum Corp.	$6,032,070
215,800	Chevron Corp.	16,517,332
149,500	Devon Energy Corp.	9,674,145
332,100	Marathon Oil Corp.	10,617,237
300,100	Valero Energy Corp.	5,431,810

	Total Oil, Gas & Consumable Fuels	48,272,594

	Paper & Forest Products (2.0%)
455,900	MeadWestvaco Corp.	10,408,197

	Pharmaceuticals (7.2%)
435,000	Bristol-Myers Squibb Co.	9,483,000
877,300	Pfizer, Inc.	14,940,419
375,600	Watson Pharmaceuticals, Inc. (1)	12,928,152

	Total Pharmaceuticals	37,351,571

	Semiconductors & Semiconductor Equipment (2.2%)
599,800	Intel Corp.	11,462,178

	Software (1.2%)
293,300	CA, Inc.	6,135,836

	Specialty Retail (4.9%)
654,820	Gap, Inc. (The)	13,973,858
458,400	Home Depot, Inc. (The)	11,501,256

	Total Specialty Retail	25,475,114

	Total Common Stock (Cost: $556,134,204) (99.2%)	511,548,961

Principal Amount	Short-Term Investments

$159,876	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/02/09 (collateralized by $165,000, U.S. Treasury Bill, 0.16% due 04/08/10, valued at $164,885) (Total Amount to be Received Upon Repurchase $159,876)	159,876

	Total Short-Term Investments (Cost: $159,876) (0.0%)	159,876

	Total Investments (Cost: $556,294,080) (99.2%)	511,708,837
	Excess of Other Assets over Liabilities (0.8%)	4,277,649

	Net Assets (100.0%)	$515,986,486

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Investments by Industry

Industry*	Percentage of Net Assets
Aerospace & Defense	2.2%
Capital Markets	2.1
Commercial Services & Supplies	1.3
Communications Equipment	1.8
Computers & Peripherals	7.1
Consumer Finance	1.8
Diversified Consumer Services	1.1
Diversified Financial Services	3.9
Diversified Telecommunication Services	5.0
Electric Utilities	2.3
Electronic Equipment, Instruments and Components	4.4
Energy Equipment & Services	2.6
Food & Staples Retailing	1.6
Food Products	5.8
Health Care Equipment & Supplies	3.9
Health Care Providers & Services	1.8
Household Durables	1.6
Household Products	3.3
Industrial Conglomerates	4.0
Insurance	4.4
Internet Software & Services	1.0
Leisure Equipment & Products	2.4
Media	4.4
Metals & Mining	2.5
Oil, Gas & Consumable Fuels	9.4
Paper & Forest Products	2.0
Pharmaceuticals	7.2
Semiconductors & Semiconductor Equipment	2.2
Software	1.2
Specialty Retail	4.9
Short-Term Investments	0.0

Total	99.2%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Schedule of Investments	October 31, 2009

Number of Shares	Common Stock	Value

	Airlines (0.5% of Net Assets)
7,400	Continental Airlines Inc. — Class B (1)	$85,100

	Auto Components (0.9%)
1,000	Autoliv, Inc.	33,580
1,350	BorgWarner, Inc.	40,932
4,300	Tenneco, Inc. (1)	58,566

	Total Auto Components	133,078

	Biotechnology (1.2%)
51,000	Arena Pharmaceuticals, Inc. (1)	180,030

	Capital Markets (5.9%)
12,441	Apollo Investment Corp.	111,969
7,400	Cohen & Steers, Inc.	143,042
6,600	Lazard, Ltd.	249,150
8,900	MF Global, Ltd. (1)	63,368
7,600	Piper Jaffray Cos., Inc. (1)	352,564

	Total Capital Markets	920,093

	Chemicals (2.3%)
2,050	Albemarle Corp.	64,739
5,800	H. B. Fuller Co.	110,838
30,950	PolyOne Corp. (1)	172,701

	Total Chemicals	348,278

	Commercial Banks (1.1%)
13,750	TCF Financial Corp.	162,663

	Commercial Services & Supplies (2.8%)
4,500	Corrections Corp. of America (1)	107,730
6,490	Republic Services, Inc.	168,156
6,050	Tetra Tech, Inc. (1)	155,666

	Total Commercial Services & Supplies	431,552

	Communications Equipment (0.4%)
10,500	Ixia (1)	69,825

	Computers & Peripherals (4.5%)
5,650	Avid Technology, Inc. (1)	71,359
36,700	Cray, Inc. (1)	273,782
84,300	Dot Hill Systems Corp. (1)	153,426
13,600	Intevac, Inc. (1)	138,720
11,150	Silicon Graphics International Corp. (1)	66,454

	Total Computers & Peripherals	703,741

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Construction & Engineering (2.0%)
1,400	Jacobs Engineering Group, Inc. (1)	$59,206
7,950	Orion Marine Group, Inc. (1)	151,368
3,650	Shaw Group, Inc. (1)	93,659

	Total Construction & Engineering	304,233

	Containers & Packaging (0.2%)
1,300	Packaging Corp. of America	23,764

	Diversified Consumer Services (0.6%)
5,400	H&R Block, Inc.	99,036

	Diversified Telecommunication Services (1.9%)
94,950	Cincinnati Bell, Inc. (1)	292,446

	Electrical Equipment (2.7%)
70,750	FuelCell Energy, Inc. (1)	235,597
13,850	GrafTech International, Ltd. (1)	186,975

	Total Electrical Equipment	422,572

	Electronic Equipment, Instruments and Components (2.3%)
7,300	Echelon Corp. (1)	99,645
38,831	Flextronics International, Ltd. (1)	251,625

	Total Electronic Equipment, Instruments and Components	351,270

	Energy Equipment & Services (2.9%)
22,100	Hercules Offshore, Inc. (1)	113,373
22,750	Key Energy Services, Inc. (1)	166,302
47,350	Newpark Resources, Inc. (1)	142,524
1,850	Patterson-UTI Energy, Inc.	28,823

	Total Energy Equipment & Services	451,022

	Food & Staples Retailing (0.2%)
1,900	SUPERVALU, Inc.	30,153

	Food Products (2.5%)
19,400	Hain Celestial Group, Inc. (The) (1)	340,276
800	J.M. Smucker Co. (The)	42,184

	Total Food Products	382,460

	Health Care Equipment & Supplies (4.3%)
8,350	Invacare Corp.	187,290
13,900	Synovis Life Technologies, Inc. (1)	167,634
11,750	Thoratec Corp. (1)	308,555

	Total Health Care Equipment & Supplies	663,479

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Health Care Providers & Services (3.8%)
2,200	America Service Group, Inc.	$28,864
4,800	Catalyst Health Solutions, Inc. (1)	150,576
15,000	Kindred Healthcare, Inc. (1)	220,500
7,740	PharMerica Corp. (1)	119,428
4,550	Triple-S Management Corp. — Class B (1)	75,985

	Total Health Care Providers & Services	595,353

	Health Care Technology (1.1%)
8,900	Eclipsys Corp. (1)	166,875

	Hotels, Restaurants & Leisure (1.9%)
14,800	California Pizza Kitchen, Inc. (1)	192,252
27,750	Luby’s, Inc. (1)	99,068

	Total Hotels, Restaurants & Leisure	291,320

	Household Durables (1.8%)
950	Harman International Industries, Inc.	35,729
5,850	KB Home	82,953
1,200	Lennar Corp.	15,120
4,655	Pulte Homes, Inc.	41,942
5,850	Toll Brothers, Inc. (1)	101,322

	Total Household Durables	277,066

	Independent Power Producers & Energy Traders (0.8%)
60,650	Dynegy, Inc. (1)	121,300

	Insurance (7.0%)
7,400	American Financial Group, Inc.	182,040
900	Assured Guaranty, Ltd.	14,922
22,112	Donegal Group, Inc.	322,835
27,697	Hilltop Holdings, Inc. (1)	327,933
33,100	MBIA, Inc. (1)	134,386
2,200	Reinsurance Group of America, Inc.	101,420

	Total Insurance	1,083,536

	Internet Software & Services (0.3%)
2,050	Akamai Technologies, Inc. (1)	45,100

	IT Services (0.8%)
4,435	Unisys Corp., Common Stock (Computer Integrated System Design) (1)	129,236

	Leisure Equipment & Products (0.5%)
5,400	Callaway Golf Co.	36,936
2,400	Pool Corp.	46,992

	Total Leisure Equipment & Products	83,928

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Life Sciences Tools & Services (1.8%)
33,900	Albany Molecular Research, Inc. (1)	$275,946

	Machinery (6.2%)
8,500	AGCO Corp. (1)	238,935
25,850	Federal Signal Corp.	158,719
1,600	Gardner Denver, Inc. (1)	57,456
5,900	Terex Corp. (1)	119,298
10,500	Wabtec Corp.	385,980

	Total Machinery	960,388

	Marine (1.0%)
4,600	Kirby Corp. (1)	155,480

	Media (1.7%)
6,600	CBS Corp. — Class B	77,682
2,200	Interpublic Group of Cos., Inc. (The) (1)	13,244
9,150	Lions Gate Entertainment Corp. (1)	47,489
26,885	Mediacom Communications Corp. (1)	128,510

	Total Media	266,925

	Metals & Mining (2.0%)
4,350	Allegheny Technologies, Inc.	134,241
3,600	Commercial Metals Co.	53,424
3,500	United States Steel Corp.	120,715

	Total Metals & Mining	308,380

	Multi-Utilities (3.2%)
16,500	Avista Corp.	312,840
7,600	NorthWestern Corp.	183,540

	Total Multi-Utilities	496,380

	Oil, Gas & Consumable Fuels (3.1%)
8,385	EXCO Resources, Inc. (1)	130,974
5,350	SandRidge Energy, Inc. (1)	54,730
5,950	Tesoro Corp.	84,133
3,850	Whiting Petroleum Corp. (1)	217,140

	Total Oil, Gas & Consumable Fuels	486,977

	Paper & Forest Products (1.5%)
18,450	Buckeye Technologies, Inc. (1)	165,312
6,000	Glatfelter Co.	63,420

	Total Paper & Forest Products	228,732

	Pharmaceuticals (1.7%)
15,850	Mylan, Inc. (1)	257,404

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Professional Services (1.3%)
32,600	On Assignment, Inc. (1)	$196,904

	Real Estate Investment Trusts (REITs) (2.2%)
2,150	Hatteras Financial Corp.	60,415
13,800	Medical Properties Trust, Inc.	110,400
11,650	Redwood Trust, Inc.	162,401

	Total Real Estate Investment Trusts (REITs)	333,216

	Real Estate Management & Development (0.7%)
2,300	Jones Lang Lasalle, Inc.	107,755

	Road & Rail (2.9%)
8,900	Con-way, Inc.	293,611
2,800	Saia, Inc. (1)	41,048
10,000	USA Truck, Inc. (1)	112,300

	Total Road & Rail	446,959

	Semiconductors & Semiconductor Equipment (7.4%)
34,124	Brooks Automation, Inc. (1)	234,773
18,200	Fairchild Semiconductor International, Inc. (1)	136,136
6,050	International Rectifier Corp. (1)	110,594
74,150	Lattice Semiconductor Corp. (1)	141,627
6,400	LSI Corp. (1)	32,768
84,800	Mattson Technology, Inc. (1)	179,776
8,300	Micron Technology, Inc. (1)	56,357
7,650	Novellus Systems, Inc. (1)	157,437
6,500	NVIDIA Corp. (1)	77,740
2,200	Teradyne, Inc. (1)	18,414

	Total Semiconductors & Semiconductor Equipment	1,145,622

	Software (3.0%)
13,400	Cadence Design Systems, Inc. (1)	81,874
67,850	Novell, Inc. (1)	277,507
8,126	Take-Two Interactive Software, Inc. (1)	89,142
3,780	THQ, Inc. (1)	19,769

	Total Software	468,292

	Specialty Retail (1.4%)
13,900	AnnTaylor Stores Corp. (1)	180,283
1,300	GameStop Corp. (1)	31,577

	Total Specialty Retail	211,860

	Thrifts & Mortgage Finance (1.7%)
37,750	Bank Mutual Corp.	265,005

	Total Common Stock (Cost: $16,946,695) (100.0%)	15,460,734

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Warrants	Value

	Internet Software & Services (0.0%)
485	Lantronix, Inc., Strike Price $4.68, expire 02/09/11	$—

	Total Warrants (Cost: $0) (0.0%)	—

	Total Investments (Cost: $16,946,695) (100.0%)	15,460,734
	Excess of Other Assets over Liabilities (0.0%)	2,016

	Net Assets (100.0%)	$15,462,750

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Investments by Industry	October 31, 2009

Industry*	Percentage of Net Assets
Airlines	0.5%
Auto Components	0.9
Biotechnology	1.2
Capital Markets	5.9
Chemicals	2.3
Commercial Banks	1.1
Commercial Services & Supplies	2.8
Communications Equipment	0.4
Computers & Peripherals	4.5
Construction & Engineering	2.0
Containers & Packaging	0.2
Diversified Consumer Services	0.6
Diversified Telecommunication Services	1.9
Electrical Equipment	2.7
Electronic Equipment, Instruments and Components	2.3
Energy Equipment & Services	2.9
Food & Staples Retailing	0.2
Food Products	2.5
Health Care Equipment & Supplies	4.3
Health Care Providers & Services	3.8
Health Care Technology	1.1
Hotels, Restaurants & Leisure	1.9
Household Durables	1.8
IT Services	0.8
Independent Power Producers & Energy Traders	0.8
Insurance	7.0
Internet Software & Services	0.3
Leisure Equipment & Products	0.5
Life Sciences Tools & Services	1.8
Machinery	6.2
Marine	1.0
Media	1.7
Metals & Mining	2.0
Multi-Utilities	3.2
Oil, Gas & Consumable Fuels	3.1
Paper & Forest Products	1.5
Pharmaceuticals	1.7
Professional Services	1.3
Real Estate Investment Trusts (REITs)	2.2
Real Estate Management & Development	0.7
Road & Rail	2.9
Semiconductors & Semiconductor Equipment	7.4
Software	3.0
Specialty Retail	1.4
Thrifts & Mortgage Finance	1.7

Total	100.0%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Select Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Air Freight & Logistics (6.5% of Net Assets)
432,224	C.H. Robinson Worldwide, Inc.	$23,819,865
271,311	Expeditors International of Washington, Inc.	8,741,640

	Total Air Freight & Logistics	32,561,505

	Biotechnology (7.0%)
118,387	Cephalon, Inc. (1)	6,461,563
146,402	Genzyme Corp. (1)	7,407,941
497,085	Gilead Sciences, Inc. (1)	21,150,967

	Total Biotechnology	35,020,471

	Capital Markets (1.6%)
472,200	Charles Schwab Corp. (The)	8,187,948

	Chemicals (3.7%)
279,315	Monsanto Co.	18,764,382

	Communications Equipment (6.7%)
605,908	Qualcomm, Inc.	25,090,650
142,867	Research In Motion, Ltd. (1)	8,390,579

	Total Communications Equipment	33,481,229

	Computers & Peripherals (5.5%)
147,330	Apple, Inc. (1)	27,771,705

	Construction & Engineering (1.8%)
427,800	Quanta Services, Inc. (1)	9,069,360

	Diversified Financial Services (2.6%)
130,263	IntercontinentalExchange, Inc. (1)	13,051,050

	Electrical Equipment (2.0%)
248,072	Rockwell Automation, Inc.	10,158,548

	Energy Equipment & Services (8.1%)
199,169	FMC Technologies, Inc. (1)	10,476,289
331,065	Oceaneering International, Inc. (1)	16,917,422
214,416	Schlumberger, Ltd.	13,336,675

	Total Energy Equipment & Services	40,730,386

	Food & Staples Retailing (5.1%)
231,324	Costco Wholesale Corp.	13,150,769
347,200	CVS Caremark Corp.	12,256,160

	Total Food & Staples Retailing	25,406,929

	Health Care Equipment & Supplies (5.8%)
42,215	Intuitive Surgical, Inc. (1)	10,399,665
453,927	Varian Medical Systems, Inc. (1)	18,601,929

	Total Health Care Equipment & Supplies	29,001,594

See accompanying notes to financial statements.

TCW Select Equities Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Health Care Technology (3.2%)
207,963	Cerner Corp. (1)	$15,813,507

	Hotels, Restaurants & Leisure (2.7%)
407,457	Yum! Brands, Inc.	13,425,708

	Household Products (3.1%)
270,455	Procter & Gamble Co. (The)	15,686,390

	Insurance (1.6%)
152,200	ACE, Ltd. (1)	7,816,992

	Internet & Catalog Retail (6.1%)
256,210	Amazon.com, Inc. (1)	30,440,310

	Internet Software & Services (5.8%)
53,779	Google, Inc. (1)	28,831,998

	IT Services (7.5%)
417,846	Cognizant Technology Solutions Corp. (1)	16,149,748
285,206	Visa, Inc.	21,607,206

	Total IT Services	37,756,954

	Life Sciences Tools & Services (2.9%)
309,400	Life Technologies Corp. (1)	14,594,398

	Machinery (3.4%)
174,830	Flowserve Corp.	17,170,054

	Oil, Gas & Consumable Fuels (3.1%)
201,800	Occidental Petroleum Corp.	15,312,584

	Pharmaceuticals (2.6%)
233,100	Allergan, Inc.	13,111,875

	Software (1.9%)
167,337	Salesforce.com, Inc. (1)	9,496,375

	Total Common Stock (Cost: $438,599,345) (100.3%)	502,662,252

See accompanying notes to financial statements.

TCW Select Equities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value

$6,116,787	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/02/09 (collateralized by $6,245,000, U.S. Treasury Bill, 0.16%, due 04/08/10, valued at $6,240,629) (Total Amount to be Received Upon Repurchase $6,116,792)	$6,116,787

	Total Short-Term Investments (Cost: $6,116,787) (1.2%)	6,116,787

	Total Investments (Cost: $444,716,132) (101.5%)	508,779,039
	Liabilities in Excess of Other Assets (– 1.5%)	(7,525,957)

	Net Assets (100.0%)	$501,253,082

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Select Equities Fund

Investments by Industry	October 31, 2009

Industry*	Percentage of Net Assets
Air Freight & Logistics	6.5%
Biotechnology	7.0
Capital Markets	1.6
Chemicals	3.7
Communications Equipment	6.7
Computers & Peripherals	5.5
Construction & Engineering	1.8
Diversified Financial Services	2.6
Electrical Equipment	2.0
Energy Equipment & Services	8.1
Food & Staples Retailing	5.1
Health Care Equipment & Supplies	5.8
Health Care Technology	3.2
Hotels, Restaurants & Leisure	2.7
Household Products	3.1
IT Services	7.5
Insurance	1.6
Internet & Catalog Retail	6.1
Internet Software & Services	5.8
Life Sciences Tools & Services	2.9
Machinery	3.4
Oil, Gas & Consumable Fuels	3.1
Pharmaceuticals	2.6
Software	1.9
Short-Term Investments	1.2

Total	101.5%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Biotechnology (8.3% of Net Assets)
78,800	Affymax, Inc. (1)	$1,587,032
366,100	Amylin Pharmaceuticals, Inc. (1)	4,041,744
384,100	Arena Pharmaceuticals, Inc. (1)	1,355,873
652,400	Chelsea Therapeutics International, Ltd. (1)	1,800,624
97,100	Facet Biotech Corp. (1)	1,663,323
240,100	Human Genome Sciences, Inc. (1)	4,487,469
220,200	InterMune, Inc. (1)	2,660,016
96,500	Medivation, Inc. (1)	2,462,680
50,102	OncoGenex Pharmaceutical, Inc. (1)	1,458,469
258,000	Orexigen Therapeutics, Inc. (1)	1,666,680
265,200	Poniard Pharmaceuticals, Inc. (1)	1,737,060

	Total Biotechnology	24,920,970

	Capital Markets (1.3%)
118,182	Evercore Partners, Inc.	3,857,460

	Commercial Banks (3.6%)
147,000	Signature Bank (1)	4,639,320
857,266	Wilshire Bancorp, Inc.	6,035,153

	Total Commercial Banks	10,674,473

	Commercial Services & Supplies (3.8%)
149,231	Clean Harbors, Inc. (1)	8,424,090
172,000	Team, Inc. (1)	2,791,560

	Total Commercial Services & Supplies	11,215,650

	Communications Equipment (1.5%)
601,734	Infinera Corp. (1)	4,470,884

	Computers & Peripherals (1.6%)
495,900	3PAR, Inc. (1)	4,666,419

	Construction & Engineering (4.0%)
343,450	Insituform Technologies, Inc. (1)	7,281,140
156,864	Northwest Pipe Co. (1)	4,721,606

	Total Construction & Engineering	12,002,746

	Distributors (1.6%)
280,100	LKQ Corp. (1)	4,837,327

	Diversified Consumer Services (1.1%)
212,993	K12, Inc. (1)	3,416,408

	Diversified Financial Services (1.7%)
166,709	MSCI, Inc. (1)	5,067,954

	Electrical Equipment (1.1%)
86,787	Powell Industries, Inc. (1)	3,192,026

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Electronic Equipment, Instruments & Components (1.6%)
77,100	Itron, Inc. (1)	$4,629,084

	Energy Equipment & Services (3.1%)
49,400	Core Laboratories N.V.	5,152,420
83,163	Oceaneering International, Inc. (1)	4,249,629

	Total Energy Equipment & Services	9,402,049

	Food Products (0.8%)
477,100	Smart Balance, Inc. (1)	2,519,088

	Health Care Equipment & Supplies (5.4%)
780,986	Dexcom, Inc. (1)	5,357,564
821,201	Hansen Medical, Inc. (1)	2,102,275
492,624	MAKO Surgical Corp. (1)	4,458,247
161,611	Thoratec Corp. (1)	4,243,905

	Total Health Care Equipment & Supplies	16,161,991

	Health Care Providers & Services (2.8%)
175,900	Catalyst Health Solutions, Inc. (1)	5,517,983
130,400	Psychiatric Solutions, Inc. (1)	2,691,456

	Total Health Care Providers & Services	8,209,439

	Health Care Technology (0.8%)
218,600	Vital Images, Inc. (1)	2,494,226

	Hotels, Restaurants & Leisure (4.2%)
323,400	California Pizza Kitchen, Inc. (1)	4,200,966
77,700	Ctrip.com International, Ltd. (ADR) (1)	4,160,058
159,749	Home Inns & Hotels Management, Inc. (ADR) (1)	4,246,128

	Total Hotels, Restaurants & Leisure	12,607,152

	Insurance (3.4%)
379,968	First Mercury Financial Corp. (1)	4,825,594
216,097	Tower Group, Inc.	5,311,664

	Total Insurance	10,137,258

	Internet & Catalog Retail (1.5%)
285,700	PetMed Express, Inc. (1)	4,482,633

	Internet Software & Services (5.6%)
196,400	Digital River, Inc. (1)	4,483,812
117,842	Mercadolibre, Inc. (1)	4,217,565
98,485	SINA Corp. (1)	3,682,354
245,822	Vocus, Inc. (1)	4,449,378

	Total Internet Software & Services	16,833,109

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	IT Services (1.8%)
232,400	Euronet Worldwide, Inc. (1)	$5,496,260

	Leisure Equipment & Products (0.6%)
572,904	Leapfrog Enterprises, Inc. (1)	1,890,583

	Life Sciences Tools & Services (1.9%)
450,524	WuXi PharmaTech (Cayman), Inc. (ADR) (1)	5,780,223

	Machinery (2.6%)
173,248	Chart Industries, Inc. (1)	3,425,113
135,900	Duoyuan Global Water, Inc. (ADR) (1)	4,454,802

	Total Machinery	7,879,915

	Media (1.0%)
547,000	Lions Gate Entertainment Corp. (1)	2,838,930

	Oil, Gas & Consumable Fuels (5.9%)
253,170	ATP Oil & Gas Corp. (1)	4,382,373
96,000	Contango Oil & Gas Co. (1)	4,574,400
200,189	Swift Energy Co. (1)	4,240,003
80,480	Whiting Petroleum Corp. (1)	4,539,072

	Total Oil, Gas & Consumable Fuels	17,735,848

	Pharmaceuticals (5.6%)
166,059	BioMimetic Therapeutics, Inc. (1)	1,937,909
191,900	Cypress Bioscience, Inc. (1)	1,178,266
319,165	Inspire Pharmaceuticals, Inc. (1)	1,426,668
174,029	MAP Pharmaceuticals, Inc. (1)	1,430,518
398,900	Mylan, Inc. (1)	6,478,136
129,242	Salix Pharmaceuticals, Ltd. (1)	2,376,760
114,800	XenoPort, Inc. (1)	1,918,308

	Total Pharmaceuticals	16,746,565

	Professional Services (2.0%)
343,960	Resources Connection, Inc. (1)	5,940,189

	Road & Rail (1.4%)
171,380	Kansas City Southern (1)	4,152,537

	Semiconductors & Semiconductor Equipment (1.5%)
228,853	Cavium Networks, Inc. (1)	4,339,053

	Software (11.0%)
154,197	ANSYS, Inc. (1)	6,257,314
130,218	ArcSight, Inc. (1)	3,218,989
82,100	Concur Technologies, Inc. (1)	2,926,044
340,282	DemandTec, Inc. (1)	2,991,079
172,542	Longtop Financial Technologies, Ltd. (SP ADR) (1)	4,572,363

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Software (Continued)
446,000	Take-Two Interactive Software, Inc. (1)	$4,892,620
150,306	Ultimate Software Group, Inc. (The) (1)	3,834,306
281,846	VanceInfo Technologies, Inc. (ADR) (1)	4,255,875

	Total Software	32,948,590

	Thrifts & Mortgage Finance (1.2%)
353,400	Astoria Financial Corp.	3,526,932

	Trading Companies & Distributors (1.7%)
195,800	WESCO International, Inc. (1)	5,004,648

	Total Common Stock (Cost: $299,892,905) (97.0%)	290,078,619

Principal Amount	Short-Term Investments
$11,649,851	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/02/09 (collateralized by $11,895,000, U.S. Treasury Bill, 0.16%, due 04/08/10, valued at $11,886,674) (Total Amount to be Received Upon Repurchase $11,649,861)	11,649,851

	Total Short-Term Investments (Cost: $11,649,851) (3.9%)	11,649,851

	Total Investments (Cost: $311,542,756) (100.9%)	301,728,470
	Liabilities in Excess of Other Assets (– 0.9%)	(2,796,896)

	Net Assets (100.0%)	$298,931,574

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Investments by Industry

Industry*	Percentage of Net Assets
Biotechnology	8.3%
Capital Markets	1.3
Commercial Banks	3.6
Commercial Services & Supplies	3.8
Communications Equipment	1.5
Computers & Peripherals	1.6
Construction & Engineering	4.0
Distributors	1.6
Diversified Consumer Services	1.1
Diversified Financial Services	1.7
Electrical Equipment	1.1
Electronic Equipment, Instruments and Components	1.6
Energy Equipment & Services	3.1
Food Products	0.8
Health Care Equipment & Supplies	5.4
Health Care Providers & Services	2.8
Health Care Technology	0.8
Hotels, Restaurants & Leisure	4.2
IT Services	1.8
Insurance	3.4
Internet & Catalog Retail	1.5
Internet Software & Services	5.6
Leisure Equipment & Products	0.6
Life Sciences Tools & Services	1.9
Machinery	2.6
Media	1.0
Oil, Gas & Consumable Fuels	5.9
Pharmaceuticals	5.6
Professional Services	2.0
Road & Rail	1.4
Semiconductors & Semiconductor Equipment	1.5
Software	11.0
Thrifts & Mortgage Finance	1.2
Trading Companies & Distributors	1.7
Short-Term Investments	3.9

Total	100.9%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments	October 31, 2009

Number of Shares	Common Stock	Value

	Aerospace & Defense (4.1% of Net Assets)
434,760	Hexcel Corp. (1)	$4,782,360
98,800	Rockwell Collins, Inc.	4,977,544

	Total Aerospace & Defense	9,759,904

	Auto Components (1.9%)
192,228	WABCO Holdings, Inc.	4,559,648

	Beverages (1.5%)
73,900	Molson Coors Brewing Co. — Class B	3,618,883

	Capital Markets (6.6%)
152,480	Federated Investors, Inc. — Class B	4,002,600
193,835	Invesco, Ltd.	4,099,610
262,433	Knight Capital Group, Inc. (1)	4,421,996
63,100	Northern Trust Corp.	3,170,775

	Total Capital Markets	15,694,981

	Chemicals (4.1%)
163,430	Cytec Industries, Inc.	5,420,973
114,040	International Flavors & Fragrances, Inc.	4,343,784

	Total Chemicals	9,764,757

	Commercial Banks (5.1%)
202,265	First Horizon National Corp. (1)	2,392,795
613,370	KeyCorp	3,306,064
17,300	SunTrust Banks, Inc.	330,603
963,970	Synovus Financial Corp.	2,140,014
327,700	TCF Financial Corp.	3,876,691

	Total Commercial Banks	12,046,167

	Communications Equipment (1.4%)
279,500	Ciena Corp. (1)	3,278,535

	Computers & Peripherals (1.5%)
197,800	QLogic Corp. (1)	3,469,412

	Construction & Engineering (1.1%)
60,895	Jacobs Engineering Group, Inc. (1)	2,575,249

	Containers & Packaging (1.6%)
163,400	Pactiv Corp. (1)	3,772,906

	Electric Utilities (1.2%)
161,740	Hawaiian Electric Industries, Inc.	2,887,059

	Electronic Equipment, Instruments and Components (3.2%)
174,200	Agilent Technologies, Inc. (1)	4,309,708
134,700	Avnet, Inc. (1)	3,337,866

	Total Electronic Equipment, Instruments and Components	7,647,574

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Energy Equipment & Services (3.7%)
117,900	Cameron International Corp. (1)	$4,358,763
249,100	Weatherford International, Ltd. (1)	4,366,723

	Total Energy Equipment & Services	8,725,486

	Food Products (3.8%)
115,700	H.J. Heinz Co.	4,655,768
81,300	J.M. Smucker Co. (The)	4,286,949

	Total Food Products	8,942,717

	Health Care Equipment & Supplies (2.4%)
37,400	Beckman Coulter, Inc.	2,405,942
42,905	Edwards Lifesciences Corp. (1)	3,301,111

	Total Health Care Equipment & Supplies	5,707,053

	Hotels, Restaurants & Leisure (3.5%)
207,400	Burger King Holdings, Inc.	3,558,984
187,097	Marriott International, Inc.	4,688,651

	Total Hotels, Restaurants & Leisure	8,247,635

	Household Durables (1.9%)
188,480	Lennar Corp.	2,374,848
121,100	Toll Brothers, Inc. (1)	2,097,452

	Total Household Durables	4,472,300

	Insurance (7.6%)
83,960	Arch Capital Group, Ltd. (1)	5,656,385
114,270	Assurant, Inc.	3,420,101
45,200	PartnerRe, Ltd.	3,456,896
199,787	Willis Group Holdings, Ltd.	5,394,249

	Total Insurance	17,927,631

	Life Sciences Tools & Services (2.7%)
46,200	Covance, Inc. (1)	2,387,616
89,460	Thermo Fisher Scientific, Inc. (1)	4,025,700

	Total Life Sciences Tools & Services	6,413,316

	Machinery (8.3%)
116,350	Dover Corp.	4,384,068
108,797	Joy Global, Inc.	5,484,457
130,300	Kennametal, Inc.	3,069,868
69,485	Snap-on, Inc.	2,538,287
80,210	SPX Corp.	4,233,484

	Total Machinery	19,710,164

See accompanying notes to financial statements.

TCW Value Opportunities Fund

October 31, 2009

Number of Shares	Common Stock	Value

	Metals & Mining (1.6%)
248,600	Commercial Metals Co.	$3,689,224

	Multi-Utilities (5.4%)
105,140	Consolidated Edison, Inc.	4,277,095
99,400	PG&E Corp.	4,064,466
99,345	Wisconsin Energy Corp.	4,338,396

	Total Multi-Utilities	12,679,957

	Multiline Retail (1.8%)
237,080	Macy’s, Inc.	4,165,496

	Oil, Gas & Consumable Fuels (5.1%)
74,500	Consol Energy, Inc.	3,189,345
70,480	Murphy Oil Corp.	4,309,147
193,300	Petrohawk Energy Corp. (1)	4,546,416

	Total Oil, Gas & Consumable Fuels	12,044,908

	Semiconductors & Semiconductor Equipment (7.4%)
236,300	Avago Technologies, Ltd. (1)	3,544,500
167,900	Broadcom Corp. (1)	4,467,819
262,345	Maxim Integrated Products, Inc.	4,373,291
303,400	ON Semiconductor Corp. (1)	2,029,746
303,713	Verigy, Ltd. (1)	2,988,536

	Total Semiconductors & Semiconductor Equipment	17,403,892

	Specialty Retail (4.8%)
131,400	Abercrombie & Fitch Co.	4,312,548
215,100	American Eagle Outfitters, Inc.	3,762,099
92,300	Bed Bath & Beyond, Inc. (1)	3,249,883

	Total Specialty Retail	11,324,530

	Thrifts & Mortgage Finance (3.9%)
219,091	Hudson City Bancorp, Inc.	2,878,856
235,321	New York Community Bancorp, Inc.	2,539,114
234,548	People’s United Financial, Inc.	3,759,804

	Total Thrifts & Mortgage Finance	9,177,774

	Total Common Stock (Cost: $225,115,282) (97.2%)	229,707,158

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value

$8,278,505	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/02/09, (collateralized by $8,450,000, U.S. Treasury Bill, 0.16%, due 04/08/10, valued at $8,444,085) (Total Amount to be Received Upon Repurchase $8,278,512)	$8,278,505

	Total Short-Term Investments (Cost: $8,278,505) (3.5%)	8,278,505

	Total Investments (Cost: $233,393,787) (100.7%)	237,985,663
	Liabilities in Excess of Other Assets (–0.7%)	(1,738,115)

	Net Assets (100.0%)	$236,247,548

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Investments by Industry	October 31, 2009

Industry*	Percentage of Net Assets
Aerospace & Defense	4.1%
Auto Components	1.9
Beverages	1.5
Capital Markets	6.6
Chemicals	4.1
Commercial Banks	5.1
Communications Equipment	1.4
Computers & Peripherals	1.5
Construction & Engineering	1.1
Containers & Packaging	1.6
Electric Utilities	1.2
Electronic Equipment, Instruments and Components	3.2
Energy Equipment & Services	3.7
Food Products	3.8
Health Care Equipment & Supplies	2.4
Hotels, Restaurants & Leisure	3.5
Household Durables	1.9
Insurance	7.6
Life Sciences Tools & Services	2.7
Machinery	8.3
Metals & Mining	1.6
Multi-Utilities	5.4
Multiline Retail	1.8
Oil, Gas & Consumable Fuels	5.1
Semiconductors & Semiconductor Equipment	7.4
Specialty Retail	4.8
Thrifts & Mortgage Finance	3.9
Short-Term Investments	3.5

Total	100.7%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund

Schedule of Investments

Number of Shares	Investment Companies	Value

	Diversified Fixed Income Funds (47.6% of Net Assets)
193,399	TCW Core Fixed Income Fund — I Class (1)	$2,048,091

	Diversified Money Market Funds (5.1%)
221,488	TCW Money Market Fund — I Class, 2.28% (1)	221,488

	Diversified U.S. Equity Funds (15.1%)
58,588	TCW Relative Value Large Cap Fund — I Class (1)	647,394

	Non-Diversified U.S. Equity Funds (31.7%)
79,797	TCW Large Cap Growth Fund — I Class (1)(2)	1,363,724

	Total Investment Companies (Cost: $3,872,502) (99.5%)	4,280,697

	Total Investments (Cost: $3,872,502) (99.5%)	4,280,697
	Excess of Other Assets over Liabilities (0.5%)	20,569

	Net Assets (100.0%)	$4,301,266

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund

Investments by Industry	October 31, 2009

Industry*	Percentage of Net Assets
Diversified Fixed Income Funds	47.6%
Diversified Money Market Funds	5.1
Diversified U.S. Equity Funds	15.1
Non-Diversified U.S. Equity Funds	31.7

Total	99.5%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Moderate Allocation Fund

Schedule of Investments

Number of Shares	Investment Companies	Value

	Diversified Fixed Income Funds (33.9% of Net Assets)
44,278	TCW Core Fixed Income Fund — I Class (1)	$468,901
18,725	TCW High Yield Bond Fund — I Class (1)	111,038

	Total Diversified Fixed Income Funds	579,939

	Diversified U.S. Equity Funds (20.0%)
30,899	TCW Relative Value Large Cap Fund — I Class (1)	341,432

	Exchange-Traded Funds (12.6%)
1,570	iShares S&P Global Infrastructure Index Fund	50,397
5,540	PowerShares Water Resources Portfolio	87,089
8,065	PowerShares WilderHill Clean Energy Portfolio (2)	77,988

	Total Exchange-Traded Funds	215,474

	Non-Diversified U.S. Equity Funds (31.4%)
10,180	TCW Growth Equities Fund — I Class (1)(2)	110,658
18,572	TCW Large Cap Growth Fund — I Class (1)(2)	317,401
7,698	TCW Value Opportunities Fund — I Class (1)	108,701

	Total Non-Diversified U.S. Equity Funds	536,760

	Total Investment Companies (Cost: $1,503,334) (97.9%)	1,673,605

	Total Investments (Cost: $1,503,334) (97.9%)	1,673,605
	Excess of Other Assets over Liabilities (2.1%)	36,342

	Net Assets (100.0%)	$1,709,947

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

TCW Moderate Allocation Fund

Investments by Industry	October 31, 2009

Industry*	Percentage of Net Assets
Diversified Fixed Income Funds	33.9%
Diversified U.S. Equity Funds	20.0
Exchange-Traded Funds	12.6
Non-Diversified U.S. Equity Funds	31.4

Total	97.9%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Aggressive Allocation Fund

Schedule of Investments

Number of Shares	Investment Companies	Value

	Diversified U.S. Equity Funds (10.7% of Net Assets)
9,876	TCW Relative Value Large Cap Fund — I Class (1)	$109,124

	Diversified U.S. Fixed Income Funds (14.2%)
13,685	TCW Core Fixed Income Fund — I Class (1)	144,923

	Exchange-Traded Funds (36.2%)
3,370	iShares MSCI EAFE Index Fund	179,621
2,470	iShares S&P Global Infrastructure Index Fund	79,287
4,700	PowerShares Water Resources Portfolio	73,884
3,770	PowerShares WilderHill Clean Energy Portfolio (2)	36,456

	Total Exchange-Traded Funds	369,248

	Non-Diversified International Fixed Income Funds (7.7%)
10,392	TCW Emerging Markets Income Fund — I Class (1)	78,981

	Non-Diversified U.S. Equity Funds (29.7%)
2,793	TCW Growth Equities Fund — I Class (1)	30,365
11,958	TCW Large Cap Growth Fund — I Class (1)(2)	204,358
4,847	TCW Value Opportunities Fund — I Class (1)	68,438

	Total Non-Diversified U.S. Equity Funds	303,161

	Total Investment Companies (Cost: $914,272) (98.5%)	1,005,437

	Total Investments (Cost: $914,272) (98.5%)	1,005,437
	Excess of Other Assets over Liabilities (1.5%)	15,104

	Net Assets (100.0%)	$1,020,541

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

TCW Aggressive Allocation Fund

Investments by Industry	October 31, 2009

Industry*	Percentage of Net Assets
Diversified U.S. Equity Funds	10.7%
Diversified U.S. Fixed Income Funds	14.2
Exchange-Traded Funds	36.2
Non-Diversified International Fixed Income Funds	7.7
Non-Diversified U.S. Equity Funds	29.7

Total	98.5%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2009

	TCW Balanced Fund		TCW Dividend Focused Fund	TCW Focused Equities Fund		TCW Growth Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$8,207		$587,279	$63,011		$827
Receivable for Securities Sold	44		11,690	733		13
Receivable for Fund Shares Sold	—		709	—	(2)	—
Interest and Dividends Receivable	28		617	28		1
Foreign Tax Reclaims Receivable	—	(2)	17	3		—	(2)
Receivable from Investment Advisor	11		—	—		12

Total Assets	8,290		600,312	63,775		853

LIABILITIES
Payable for Securities Purchased	26		2,138	555		6
Payable for Fund Shares Redeemed	—		457	—		—
Disbursements in Excess of Available Cash	—		114	—		—
Accrued Directors’ Fees and Expenses	6		6	6		6
Accrued Compliance Expense	—	(2)	10	—	(2)	—	(2)
Accrued Management Fees	—		396	53		—
Accrued Distribution Fees	2		122	6		—	(2)
Other Accrued Expenses	30		177	49		27

Total Liabilities	64		3,420	669		39

NET ASSETS	$8,226		$596,892	$63,106		$814

NET ASSETS CONSIST OF:
Paid-in Capital	$9,826		$1,017,201	$85,142		$989
Accumulated Net Realized Loss on Investments	(1,040)		(358,170)	(25,081)		(160)
Unrealized Appreciation (Depreciation) of Investments	(572)		(62,367)	2,697		(15)
Undistributed Net Investment Income	12		228	348		—

NET ASSETS	$8,226		$596,892	$63,106		$814

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$27		$44,125	$34,867		$407

N Class Share	$8,199		$552,767	$28,239		$407

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	3,265		5,327,091	3,493,999		25,000

N Class Share	984,291		66,142,585	2,841,092		25,000

NET ASSET VALUE PER SHARE: (4)
I Class Share	$8.38		$8.28	$9.98		$16.27

N Class Share	$8.33		$8.36	$9.94		$16.27

(1)	The identified cost for the TCW Balanced Fund, the TCW Dividend Focused Fund, the TCW Focused Equities Fund and the TCW Growth Fund at October 31, 2009 was $8,779, $649,646, $60,314 and $842, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Balanced Fund, the TCW Dividend Focused Fund, the TCW Focused Equities Fund and the TCW Growth Fund is 2,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2009

	TCW Growth Equities Fund	TCW Large Cap Growth Fund		TCW Relative Value Large Cap Fund (5)	TCW Relative Value Small Cap Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$47,976	$19,949		$511,709	$15,461
Receivable for Securities Sold	46	213		7,739	163
Receivable for Fund Shares Sold	29	395		702	18
Interest and Dividends Receivable	8	10		620	4
Foreign Tax Reclaims Receivable	—	2		16	—

Total Assets	48,059	20,569		520,786	15,646

LIABILITIES
Payable for Securities Purchased	313	203		2,347	46
Payable for Fund Shares Redeemed	44	—		1,735	26
Disbursements in Excess of Available Cash	—	—		—	32
Accrued Directors’ Fees and Expenses	6	6		6	6
Accrued Compliance Expense	—	—	(2)	9	— (2)
Accrued Management Fees	44	9		351	15
Accrued Distribution Fees	1	—		23	3
Other Accrued Expenses	50	43		329	55

Total Liabilities	458	261		4,800	183

NET ASSETS	$47,601	$20,308		$515,986	$15,463

NET ASSETS CONSIST OF:
Paid-in Capital	$74,610	$23,753		$729,398	$33,651
Accumulated Net Realized Loss on Investments	(30,176)	(5,582)		(175,446)	(16,710)
Unrealized Appreciation (Depreciation) of Investments	3,167	2,137		(44,585)	(1,486)
Undistributed Net Investment Income	—	—		6,619	8

NET ASSETS	$47,601	$20,308		$515,986	$15,463

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$43,125	$18,981		$412,831	$3,024

N Class Share	$4,476	$1,327		$103,155	$12,439

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	3,967,737	1,110,405		37,334,711	370,802

N Class Share	413,029	77,832		9,355,027	1,553,794

NET ASSET VALUE PER SHARE: (4)
I Class Share	$10.87	$17.09		$11.06	$8.15

N Class Share	$10.84	$17.05		$11.03	$8.01

(1)	The identified cost for the TCW Growth Equities Fund, the TCW Large Cap Growth Fund, the TCW Relative Value Large Cap Fund and the TCW Relative Value Small Cap Fund at October 31, 2009 was $44,809, $17,812, $556,294 and $16,947, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Growth Equities Fund is 4,000,000,000 for each of the I Class and N Class shares, the TCW Large Cap Growth Fund, the TCW Relative Value Large Cap Fund and the TCW Relative Value Small Cap Fund is 2,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.
(5)	Formerly TCW Diversified Value Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2009

	TCW Select Equities Fund	TCW Small Cap Growth Fund	TCW Value Opportunities Fund	TCW Conservative Allocation Fund (5)
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$508,779	$301,729	$237,986	$—
Investment in Affiliated Issuers, at Value (1)	—	—	—	4,281
Cash	—	—	—	6
Receivable for Securities Sold	2,492	347	—	282
Receivable for Fund Shares Sold	301	2,721	682	—
Interest and Dividends Receivable	274	4	60	10
Receivable from Investment Advisor	—	—	—	62

Total Assets	511,846	304,801	238,728	4,641

LIABILITIES
Payable for Securities Purchased	2,557	5,035	2,099	282
Payable for Fund Shares Redeemed	7,421	455	97	—
Accrued Directors’ Fees and Expenses	6	6	6	6
Accrued Compliance Expense	4	1	1	—
Accrued Management Fees	334	261	157	—
Accrued Distribution Fees	32	24	9	—	(2)
Other Accrued Expenses	239	87	111	52

Total Liabilities	10,593	5,869	2,480	340

NET ASSETS	$501,253	$298,932	$236,248	$4,301

NET ASSETS CONSIST OF:
Paid-in Capital	$452,570	$399,317	$294,417	$3,925
Accumulated Net Realized Loss on Investments	(15,455)	(90,571)	(63,471)	(99)
Unrealized Appreciation (Depreciation) of Investments	64,063	(9,814)	4,592	408
Undistributed Net Investment Income	75	—	710	67

NET ASSETS	$501,253	$298,932	$236,248	$4,301

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$360,290	$183,467	$196,488	$4,195

N Class Share	$140,963	$115,465	$39,760	$106

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	26,778,498	8,662,342	13,912,270	425,217

N Class Share	10,911,794	5,650,050	2,870,529	10,741

NET ASSET VALUE PER SHARE: (4)
I Class Share	$13.45	$21.18	$14.12	$9.87

N Class Share	$12.92	$20.44	$13.85	$9.86

(1)	The identified cost for the TCW Select Equities Fund, the TCW Small Cap Growth Fund, the TCW Value Opportunities Fund and the TCW Conservative Allocation Fund at October 31, 2009 was $444,716, $311,543, $233,394 and $3,873, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Select Equities Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Small Cap Growth Fund is 1,666,000,000 for each of the I Class and N Class shares, the TCW Value Opportunities Fund and the TCW Conservative Allocation Fund is 2,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.
(5)	Formerly TCW Conservative LifePlan Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2009

	TCW Moderate Allocation Fund (5)		TCW Aggressive Allocation Fund (6)
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$216		$369
Investment in Affiliated Issuers, at Value (1)	1,458		636
Cash	18		7
Receivable for Securities Sold	85		114
Interest and Dividends Receivable	3		1
Receivable from Investment Advisor	71		64

Total Assets	1,851		1,191

LIABILITIES
Payable for Securities Purchased	85		113
Accrued Directors’ Fees and Expenses	6		6
Accrued Distribution Fees	—	(2)	—	(2)
Other Accrued Expenses	50		51

Total Liabilities	141		170

NET ASSETS	$1,710		$1,021

NET ASSETS CONSIST OF:
Paid-in Capital	$1,776		$1,074
Accumulated Net Realized Loss on Investments	(255)		(152)
Unrealized Appreciation of Investments	170		91
Undistributed Net Investment Income	19		8

NET ASSETS	$1,710		$1,021

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$1,620		$940

N Class Share	$90		$81

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	199,082		121,205

N Class Share	11,068		10,377

NET ASSET VALUE PER SHARE: (4)
I Class Share	$8.14		$7.76

N Class Share	$8.11		$7.76

(1)	The identified cost for the TCW Moderate Allocation Fund and the TCW Aggressive Allocation Fund at October 31, 2009 was $1,504 and $914, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Moderate Allocation Fund and the TCW Aggressive Allocation Fund is 2,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.
(5)	Formerly TCW Moderate LifePlan Fund.
(6)	Formerly TCW Aggressive LifePlan Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2009

	TCW Balanced Fund		TCW Dividend Focused Fund		TCW Focused Equities Fund		TCW Growth Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$114	(1)	$24,544	(1)	$1,186	(1)	$6	(1)
Interest	133		1		1		—	(2)
Net Security Lending Income	—		—	(2)(3)	—	(2)(3)	—

Total	247		24,545		1,187		6

Expenses:
Management Fees	45		4,463		391		5
Accounting Services Fees	4		83		12		3
Administration Fees	12		139		18		14
Administrative Service Fees:
K Class (4)	—		—	(2)	—		—
Transfer Agent Fees:
I Class	8		29		13		8
N Class	8		544		14		8
K Class (4)	—		—	(2)	—		—
Custodian Fees	11		21		15		24
Professional Fees	31		48		62		14
Directors’ Fees and Expenses	23		23		27		23
Registration Fees:
I Class	2		13		15		1
N Class	2		6		15		1
Distribution Fees:
N Class	19		1,357		68		1
K Class (4)	—		—	(2)	—		—
Compliance Expense	—	(2)	27		2		—	(2)
Shareholder Reporting Expense	3		38		8		1
Other	9		185		25		8

Total	177		6,976		685		111
Less Expenses Borne by Investment Advisor:
I Class	11		—		47		50
N Class	86		—		14		51
K Class (4)	—		—	(2)	—		—

Net Expenses	80		6,976		624		10

Net Investment Income (Loss)	167		17,569		563		(4)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Loss on Investments	(551)		(195,032)		(18,154)		(63)
Change in Unrealized Appreciation (Depreciation) on Investments	1,245		227,513		19,624		234

Net Realized and Unrealized Gain (Loss) on Investments	694		32,481		1,470		171

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$861		$50,050		$2,033		$167

(1)	Net of foreign taxes withheld. Total amount withheld for the TCW Dividend Focused Fund and the TCW Focused Equities Fund were $14 and $1, respectively. Total amounts withheld for the TCW Balanced Fund and the TCW Growth Fund were less than $1.
(2)	Amount rounds to less than $1.
(3)	Net of broker fees.
(4)	K Class was terminated on November 25, 2008.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2009

	TCW Growth Equities Fund		TCW Large Cap Growth Fund		TCW Relative Value Large Cap Fund (5)		TCW Relative Value Small Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$113	(1)	$142	(1)	$14,628	(1)	$184
Interest	—	(2)	—	(2)	6		—	(2)
Net Security Lending Income	—	(2)(3)	—		1	(3)	2	(3)

Total	113		142		14,635		186

Expenses:
Management Fees	307		111		3,776		149
Accounting Services Fees	7		5		72		4
Administration Fees	18		16		111		9
Administrative Service Fees:
K Class (4)	—		—		—		—	(2)
Transfer Agent Fees:
I Class	20		9		920		10
N Class	15		8		90		19
K Class (4)	—		—		—		—	(2)
Custodian Fees	12		11		18		17
Professional Fees	41		43		46		40
Directors’ Fees and Expenses	23		23		23		23
Registration Fees:
I Class	17		5		31		10
N Class	11		2		17		10
Distribution Fees:
N Class	10		3		253		34
K Class (4)	—		—		—		—	(2)
Compliance Expense	2		1		23		—	(2)
Shareholder Reporting Expense	1		1		25		3
Other	16		11		297		14

Total	500		249		5,702		342
Less Expenses Borne by Investment Advisor:
I Class	15		7		—		24
N Class	35		13		—		83
K Class (4)	—		—		—		—	(2)

Net Expenses	450		229		5,702		235

Net Investment Income (Loss)	(337)		(87)		8,933		(49)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Loss on Investments	(2,925)		(2,073)		(54,615)		(5,841)
Change in Unrealized Appreciation (Depreciation) on Investments	9,513		5,156		123,442		3,891

Net Realized and Unrealized Gain (Loss) on Investments	6,588		3,083		68,827		(1,950)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,251		$2,996		$77,760		$(1,999)

(1)	Net of foreign taxes withheld. Total amount withheld for the TCW Growth Equities Fund, the TCW Large Cap Growth Fund and the TCW Relative Value Large Cap Fund were $1, $1 and $15, respectively.
(2)	Amount rounds to less than $1.
(3)	Net of broker fees.
(4)	K Class was terminated on November 25, 2008.
(5)	Formerly TCW Diversified Value Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2009

	TCW Select Equities Fund		TCW Small Cap Growth Fund		TCW Value Opportunities Fund		TCW Conservative Allocation Fund (5)
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$3,361		$176	(1)	$4,152		$—
Dividends from Investment in Affiliated Issuers	—		—		—		111
Interest	—		2		8		—	(2)
Net Security Lending Income	—		2	(3)	—		—

Total	3,361		180		4,160		111

Expenses:
Management Fees	3,788		1,487		1,716		—
Accounting Services Fees	45		20		30		3
Administration Fees	69		48		52		7
Administrative Service Fees:
K Class (4)	—	(2)	—		1		—
Transfer Agent Fees:
I Class	471		29		197		8
N Class	209		54		126		8
K Class (4)	—	(2)	—		—	(2)	—
Custodian Fees	13		40		19		4
Professional Fees	43		42		41		24
Directors’ Fees and Expenses	23		23		23		23
Registration Fees:
I Class	25		26		13		17
N Class	44		20		15		16
Distribution Fees:
N Class	394		103		98		—	(2)
K Class (4)	—	(2)	—		—	(2)	—
Compliance Expense	23		10		10		—
Shareholder Reporting Expense	28		8		17		7
Other	197		42		67		8

Total	5,372		1,952		2,425		125
Less Expenses Borne by Investment Advisor:
I Class	—		—		—		69
N Class	—		—		71		29
K Class (4)	—	(2)	—		—	(2)	—

Net Expenses	5,372		1,952		2,354		27

Net Investment Income (Loss)	(2,011)		(1,772)		1,806		84

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(10,830)		12,502		(19,140)		—
Investments in Affiliated Issuers	—		—		—		(47)
Realized Gain Distributed from Affiliated Issuers	—		—		—		3
Change in Unrealized Appreciation (Depreciation) on:
Investments	90,432		32,296		35,136		—
Investments in Affiliated Issuers	—		—		—		489

Net Realized and Unrealized Gain (Loss) on Investments	79,602		44,798		15,996		445

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,591		$43,026		$17,802		$529

(1)	Net of foreign taxes withheld. Total amount withheld for the TCW Small Cap Growth Fund was $4.
(2)	Amount rounds to less than $1.
(3)	Net of broker fees.
(4)	K Class was terminated on November 25, 2008.
(5)	Formerly TCW Conservative LifePlan Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2009

	TCW Moderate Allocation Fund (2)		TCW Aggressive Allocation Fund (3)
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$4		$6
Dividends from Investment in Affiliated Issuers	31		13

Total	35		19

Expenses:
Accounting Services Fees	3		3
Administration Fees	7		5
Transfer Agent Fees:
I Class	8		8
N Class	8		8
Custodian Fees	4		4
Professional Fees	23		19
Directors’ Fees and Expenses	23		23
Registration Fees:
I Class	16		16
N Class	16		16
Shareholder Reporting Expense	8		10
Distribution Fees:
N Class	—	(1)	—	(1)
Other	9		4

Total	125		116
Less Expenses Borne by Investment Advisor:
I Class	82		69
N Class	33		40

Net Expenses	10		7

Net Investment Income	25		12

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Affiliated Issuers	(238)		(74)
Realized Gain Distributed from Affiliated Issuers	1		—	(1)
Change in Unrealized Appreciation (Depreciation) on:
Investments in Affiliated Issuers	410		208

Net Realized and Unrealized Gain (Loss) on Investments	173		134

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$198		$146

(1)	Amount rounds to less than $1.
(2)	Formerly TCW Moderate LifePlan Fund.
(3)	Formerly TCW Aggressive LifePlan Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Balanced Fund		TCW Dividend Focused Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$167	$193	$17,569	$32,922
Net Realized Loss on Investments	(551)	(481)	(195,032)	(162,482)
Change in Unrealized Appreciation (Depreciation) on Investments	1,245	(2,279)	227,513	(542,266)

Increase (Decrease) in Net Assets Resulting from Operations	861	(2,567)	50,050	(671,826)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(1)	(1)	(1,793)	(5,204)
N Class	(181)	(181)	(14,322)	(26,374)
K Class (1)	—	—	—	— (2)
Distributions from Net Realized Gain:
I Class	—	(1)	—	(8,420)
N Class	—	(226)	—	(54,652)
K Class (1)	—	—	—	— (2)
Distributions from Return of Capital
I Class	—	—	(104)	—
N Class	—	—	(831)	—

Total Distributions to Shareholders	(182)	(409)	(17,050)	(94,650)

NET CAPITAL SHARE TRANSACTIONS
I Class	1	2	(24,580)	(71,556)
N Class	181	407	(164,084)	(208,376)
K Class (1)	—	—	— (2)	1

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	182	409	(188,664)	(279,931)

Increase (Decrease) in Net Assets	861	(2,567)	(155,664)	(1,046,407)
NET ASSETS
Beginning of Year	7,365	9,932	752,556	1,798,963

End of Year	$8,226	$7,365	$596,892	$752,556

Undistributed Net Investment Income	$12	$25	$228	$1,689

(1)	K Class was terminated on November 25, 2008.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Focused Equities Fund		TCW Growth Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	January 2, 2008 (Commencement of Operations) through October 31, 2008
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$563	$243	$(4)	$(7)
Net Realized Loss on Investments	(18,154)	(5,801)	(63)	(97)
Change in Unrealized Appreciation (Depreciation) on Investments	19,624	(32,660)	234	(249)

Increase (Decrease) in Net Assets Resulting from Operations	2,033	(38,218)	167	(353)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(290)	(25)	—	—
N Class	(123)	(128)	—	—

Total Distributions to Shareholders	(413)	(153)	—	—

NET CAPITAL SHARE TRANSACTIONS
I Class	(4,451)	51,276	—	500
N Class	(4,253)	14,600	—	500

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(8,704)	65,876	—	1,000

Increase (Decrease) in Net Assets	(7,084)	27,505	167	647
NET ASSETS
Beginning of Period	70,190	42,685	647	—

End of Period	$63,106	$70,190	$814	$647

Undistributed Net Investment Income	$348	$198	$—	$—

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Growth Equities Fund		TCW Large Cap Growth Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(337)	$(257)	$(87)	$(138)
Net Realized Loss on Investments	(2,925)	(3,580)	(2,073)	(3,205)
Change in Unrealized Appreciation (Depreciation) on Investments	9,513	(22,668)	5,156	(6,093)

Increase (Decrease) in Net Assets Resulting from Operations	6,251	(26,505)	2,996	(9,436)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Realized Gain:
I Class	—	(3,408)	—	—
N Class	—	(782)	—	—

Total Distributions to Shareholders	—	(4,190)	—	—

NET CAPITAL SHARE TRANSACTIONS
I Class	13,922	4,639	3,264	8,248
N Class	(1,494)	1,394	(1,091)	267

Increase in Net Assets Resulting from Net Capital Shares Transactions	12,428	6,033	2,173	8,515

Increase (Decrease) in Net Assets	18,679	(24,662)	5,169	(921)
NET ASSETS
Beginning of Year	28,922	53,584	15,139	16,060

End of Year	$47,601	$28,922	$20,308	$15,139

Undistributed Net Investment Income	$—	$1	$—	$—

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Large Cap Fund (2)		TCW Relative Value Small Cap Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$8,933	$11,227	$(49)	$(253)
Net Realized Loss on Investments	(54,615)	(113,954)	(5,841)	(10,153)
Change in Unrealized Appreciation (Depreciation) on Investments	123,442	(246,152)	3,891	(22,952)

Increase (Decrease) in Net Assets Resulting from Operations	77,760	(348,879)	(1,999)	(33,358)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(9,064)	(7,690)	—	—
N Class	(1,993)	(1,373)	—	—
Distributions from Net Realized Gain:
I Class	—	(17,893)	—	(968)
N Class	—	(3,975)	—	(8,984)
K Class (1)	—	—	—	(225)

Total Distributions to Shareholders	(11,057)	(30,931)	—	(10,177)

NET CAPITAL SHARE TRANSACTIONS
I Class	8,034	(202,007)	(912)	(5,645)
N Class	(25,948)	15,488	(7,111)	(38,303)
K Class (1)	—	—	(545)	(670)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(17,914)	(186,519)	(8,568)	(44,618)

Increase (Decrease) in Net Assets	48,789	(566,329)	(10,567)	(88,153)
NET ASSETS
Beginning of Year	467,197	1,033,526	26,030	114,183

End of Year	$515,986	$467,197	$15,463	$26,030

Undistributed Net Investment Income	$6,619	$8,743	$8	$—

(1)	K Class was terminated on November 25, 2008.
(2)	Formerly TCW Diversified Value Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Select Equities Fund		TCW Small Cap Growth Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(2,011)	$(6,739)	$(1,772)	$(620)
Net Realized Gain (Loss) on Investments	(10,830)	117,718	12,502	(3,432)
Change in Unrealized Appreciation (Depreciation) on Investments	90,432	(740,802)	32,296	(52,931)

Increase (Decrease) in Net Assets Resulting from Operations	77,591	(629,823)	43,026	(56,983)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	(776)	—	—
Distributions from Net Realized Gain:
I Class	(56,806)	(187,879)	—	—
N Class	(23,082)	(61,248)	—	—
K Class (1)	—	(118)	—	—

Total Distributions to Shareholders	(79,888)	(250,021)	—	—

NET CAPITAL SHARE TRANSACTIONS
I Class	(167,082)	(858,640)	71,389	66,503
N Class	(44,701)	(262,790)	86,747	15,472
K Class (1)	(300)	(506)	—	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(212,083)	(1,121,936)	158,136	81,975

Increase (Decrease) in Net Assets	(214,380)	(2,001,780)	201,162	24,992
NET ASSETS
Beginning of Year	715,633	2,717,413	97,770	72,778

End of Year	$501,253	$715,633	$298,932	$97,770

Undistributed Net Investment Income	$75	$148	$—	$—

(1)	K Class was terminated on November 25, 2008.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Value Opportunities Fund		TCW Conservative Allocation Fund (2)
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$1,806	$2,174	$84	$14
Net Realized Loss on Investments	(19,140)	(42,050)	(44)	(50)
Change in Unrealized Appreciation (Depreciation) on Investments	35,136	(144,218)	489	(95)

Increase (Decrease) in Net Assets Resulting from Operations	17,802	(184,094)	529	(131)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(2,113)	(1,152)	(29)	(10)
N Class	(281)	—	(1)	(3)
Distributions from Net Realized Gain:
I Class	—	(65,577)	—	(5)
N Class	—	(21,382)	—	(2)
K Class (1)	—	(1,090)	—	—

Total Distributions to Shareholders	(2,394)	(89,201)	(30)	(20)

NET CAPITAL SHARE TRANSACTIONS
I Class	(15,298)	(121,670)	2,742	746
N Class	(13,576)	(58,612)	1	5
K Class (1)	(2,200)	(1,756)	—	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(31,074)	(182,038)	2,743	751

Increase (Decrease) in Net Assets	(15,666)	(455,333)	3,242	600
NET ASSETS
Beginning of Year	251,914	707,247	1,059	459

End of Year	$236,248	$251,914	$4,301	$1,059

Undistributed Net Investment Income	$710	$1,297	$67	$12

(1)	K Class was terminated on November 25, 2008.
(2)	Formerly TCW Conservative LifePlan Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Moderate Allocation Fund (2)		TCW Aggressive Allocation Fund (3)
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$25	$8	$12	$7
Net Realized Loss on Investments	(237)	(4)	(74)	(71)
Change in Unrealized Appreciation (Depreciation) on Investments	410	(292)	208	(206)

Increase (Decrease) in Net Assets Resulting from Operations	198	(288)	146	(270)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(10)	(17)	(4)	(11)
N Class	(2)	(3)	(2)	(1)
Distributions from Net Realized Gain:
I Class	—	(32)	—	(1)
N Class	—	(4)	—	— (1)

Total Distributions to Shareholders	(12)	(56)	(6)	(13)

NET CAPITAL SHARE TRANSACTIONS
I Class	906	(69)	605	(891)
N Class	2	7	2	1

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	908	(62)	607	(890)

Increase (Decrease) in Net Assets	1,094	(406)	747	(1,173)
NET ASSETS
Beginning of Year	616	1,022	274	1,447

End of Year	$1,710	$616	$1,021	$274

Undistributed Net Investment Income	$19	$6	$8	$—

(1)	Amount rounds to less than $1.
(2)	Formerly TCW Moderate LifePlan Fund.
(3)	Formerly TCW Aggressive LifePlan Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2009

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 20 no-load mutual funds (the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 14 Equity Funds that are covered in this report:

TCW Fund	Investment Objective
Balanced Fund

TCW Balanced Fund	Seeks long-term capital appreciation and high current income by investing in equity and debt securities.

Non-Diversified U.S. Equity Funds

TCW Focused Equities Fund	Seeks long-term capital appreciation by investing in equity securities of 25 to 40 large capitalization companies.

TCW Growth Fund	Seeks long-term capital appreciation by investing in equity securities issued by companies with market capitalization within the range of companies comprising the Russell 3000 Growth Index.

TCW Growth Equities Fund	Seeks long-term capital appreciation by investing in equity securities of emerging growth companies.

TCW Large Cap Growth Fund	Seeks long-term capital appreciation by investing in the equity securities of 30 to 50 large capitalization companies.

TCW Select Equities Fund	Seeks long-term capital appreciation by investing in common stocks of mid and large capitalization companies.

TCW Small Cap Growth Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities issued by small capitalization growth companies.

TCW Value Opportunities Fund	Seeks long-term capital appreciation by investing in equity securities issued by mid-cap value companies.

Diversified U.S. Equity Funds

TCW Dividend Focused Fund	Seeks high level of dividend income by investing at least 80% of the value of its net assets in equity securities of issuers which pay dividends.

TCW Relative Value Large Cap Fund	Seeks capital appreciation by investing in equity securities of large capitalization companies.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective

TCW Relative Value Small Cap Fund	Seeks capital appreciation by investing in equity securities of small capitalization companies.

Fund of Funds

TCW Conservative Allocation Fund	Seeks current income and secondarily, long-term capital appreciation by investing in fixed income funds, equity funds of large cap growth and value companies and money market funds.

TCW Moderate Allocation Fund	Seeks long-term capital appreciation and secondarily, current income by investing in U.S. equity funds of large cap and mid cap companies and fixed income funds including funds that invest in high yield securities.

TCW Aggressive Allocation Fund	Seeks long-term capital appreciation by investing in U.S. equity funds, fixed income funds and international funds including emerging markets.

Effective November 25, 2008, the K Class shares of the TCW Dividend Focused Fund, the TCW Relative Value Small Cap Fund, the TCW Select Equities Fund and the TCW Value Opportunities Fund were terminated and are no longer offered by the Funds.

Effective March 1, 2009, the name of the TCW Diversified Value Fund changed to the TCW Relative Value Large Cap Fund; the name of the TCW Conservative LifePlan Fund changed to the TCW Conservative Allocation Fund; the name of the TCW Moderate LifePlan Fund changed to the TCW Moderate Allocation Fund; and the name of the TCW Aggressive LifePlan Fund changed to the TCW Aggressive Allocation Fund. There is no change in the investment objectives of the Funds.

All Equity Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

The TCW Conservative Allocation Fund, the TCW Moderate Allocation Fund and the TCW Aggressive Allocation Fund (collectively, “Allocation Funds”) invest in other TCW Funds. The ownership percentage of Allocation Funds in each of the underlying funds at October 31, 2009 is as follows:

Name of Affiliated Issuer	TCW Conservative Allocation Fund (1)	TCW Moderate Allocation Fund (1)	TCW Aggressive Allocation Fund (1)
TCW Core Fixed Income Fund	0.67%	0.15%	0.05%
TCW Emerging Markets Income Fund	N/A	N/A	0.07%
TCW Growth Equities Fund	N/A	0.23%	0.06%
TCW High Yield Bond Fund	N/A	0.08%	N/A
TCW Large Cap Growth Fund	6.71%	1.56%	1.01%
TCW Money Market Fund	0.10%	N/A	N/A
TCW Relative Value Large Cap Fund	0.13%	0.07%	0.02%
TCW Value Opportunities Fund	N/A	0.05%	0.03%

(1)	Percentage ownership based on total net assets of the underlying fund.

TCW Funds, Inc.

October 31, 2009

Note 1 — Organization (Continued)

The financial statements of the TCW Core Fixed Income Fund, the TCW Emerging Markets Income Fund, the TCW High Yield Bond Fund and the TCW Money Market Fund are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov. Financial statements for the remaining underlying funds are included in this report.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of that Class on each business day as of 1:00 p.m. Pacific Standard/Daylight Time.

Security Valuations:    Securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available are valued at the latest bid price, as furnished by independent pricing services. Investments of Allocation Funds are valued based on the net asset value per share of the underlying funds.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized value using their value of the 61st day prior to maturity.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	quoted prices in active markets for identical investments

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds, with the exception of the TCW Balanced Fund, had all equity investments at Level 1, with the corresponding industries as represented in the Schedule of Investments, and all short-term investments at Level 2, as of October 31, 2009.

The TCW Balanced Fund had all equity investments at Level 1, with the corresponding industries as represented in the Schedules of Investments, and all fixed income investments and short-term investments at Level 2.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts on securities purchased, including original issue discounts are amortized over the life of the respective securities using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Repurchase Agreements:    The Funds may invest in repurchase agreements secured by U.S. government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans are collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. There were no outstanding securities on loan at October 31, 2009.

TCW Funds, Inc.

October 31, 2009

Note 2 — Significant Accounting Policies (Continued)

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution and administrative services fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Balanced Fund and the TCW Dividend Focused Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other equity funds and Allocation Funds declare and pay, or reinvest, dividends from net investment income annually. Distribution of any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

In-Kind Redemptions:    During the year ended October 31, 2009, the TCW Select Equities Fund distributed portfolio securities in lieu of cash for shareholder redemptions. The securities were allocated to the redeeming shareholder on a pro-rata basis. Amount of the redemption which equals the value of the assets transferred was $3,452,070. Net realized loss on the securities transferred was $422,144, which is not recognized by the Fund for tax purposes, and is reclassified from undistributed realized gain (loss) to paid-in capital.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Federal Income Taxes (Continued)

For the years ended October 31, 2009 and 2008, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands):

	Net Realized Loss
	2009	2008
TCW Balanced Fund	$(552)	$(484)
TCW Dividend Focused Fund	(199,403)	(157,259)
TCW Focused Equities Fund	(19,596)	(3,774)
TCW Growth Fund	(66)	(90)
TCW Growth Equities Fund	(3,063)	(3,391)
TCW Large Cap Growth Fund	(1,934)	(2,848)
TCW Relative Value Large Cap Fund	(59,982)	(111,092)
TCW Relative Value Small Cap Fund	(6,075)	(10,255)
TCW Select Equities Fund	(13,630)	—
TCW Small Cap Growth Fund	—	(3,247)
TCW Value Opportunities Fund	(19,973)	(36,594)
TCW Conservative Allocation Fund	(50)	(47)
TCW Moderate Allocation Fund	(152)	(8)
TCW Aggressive Allocation Fund	(70)	(58)

At October 31, 2009, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Balanced Fund	$12	$—	$12
TCW Focused Equities Fund	348	—	348
TCW Relative Value Large Cap Fund	6,619	—	6,619
TCW Value Opportunities Fund	710	—	710
TCW Conservative Allocation Fund	67	—	67
TCW Moderate Allocation Fund	19	—	19
TCW Aggressive Allocation Fund	7	—	7

At the end of previous fiscal year, October 31, 2008, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income		Undistributed Long-Term Gain		Total Distributable Earnings
TCW Balanced Fund	$25		$—		$25
TCW Focused Equities Fund	198		—		198
TCW Growth Equities Fund	—	(1)	—	(1)	—	(1)
TCW Relative Value Large Cap Fund	8,747		—		8,747
TCW Select Equities Fund	—		119,626		119,626
TCW Value Opportunities Fund	1,298		—		1,298
TCW Conservative Allocation Fund	13		—		13
TCW Moderate Allocation Fund	5		—		5
TCW Aggressive Allocation Fund	—	(1)	—		—	(1)

(1)	Amount rounds to less than $1 (in thousands).

TCW Funds, Inc.

October 31, 2009

Note 3 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2009, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed accumulated net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)		Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Balanced Fund	$2		$(2)	$—
TCW Dividend Focused Fund	(1,980)		2,915	(935)
TCW Focused Equities Fund	—	(1)	— (1)	— (1)
TCW Growth Fund	4		— (1)	(4)
TCW Growth Equities Fund	336		— (1)	(336)
TCW Large Cap Growth Fund	87		— (1)	(87)
TCW Relative Value Large Cap Fund	—		—	—
TCW Relative Value Small Cap Fund	57		16	(73)
TCW Select Equities Fund	1,938		(39,243)	37,305
TCW Small Cap Growth Fund	1,772		1	(1,773)
TCW Value Opportunities Fund	1		(1)	— (1)
TCW Conservative Allocation Fund	1		(1)	—
TCW Moderate Allocation Fund	—	(1)	(1)	1
TCW Aggressive Allocation Fund	2		(2)	— (1)

(1)	Amount rounds to less than $1 (in thousands).

During the year ended October 31, 2009, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Balanced Fund	$182	$—	$—	$182
TCW Dividend Focused Fund	16,115	—	935	17,050
TCW Focused Equities Fund	413	—	—	413
TCW Relative Value Large Cap Fund	11,057	—	—	11,057
TCW Select Equities Fund	—	79,888	—	79,888
TCW Value Opportunities Fund	2,394	—	—	2,394
TCW Conservative Allocation Fund	30	—	—	30
TCW Moderate Allocation Fund	12	—	—	12
TCW Aggressive Allocation Fund	6	—	—	6

For the previous fiscal year ended October 31, 2008, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Balanced Fund	$344	$65	$409
TCW Dividend Focused Fund	35,335	59,315	94,650
TCW Focused Equities Fund	153	—	153
TCW Growth Equities Fund	1,238	2,952	4,190
TCW Relative Value Large Cap Fund	10,288	20,643	30,931
TCW Relative Value Small Cap Fund	127	10,050	10,177
TCW Select Equities Fund	64,177	185,844	250,021

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Federal Income Taxes (Continued)

	Ordinary Income	Long-Term Capital Gain		Total Distributions
TCW Value Opportunities Fund	$31,909	$57,292		$89,201
TCW Conservative Allocation Fund	20	—	(1)	20
TCW Moderate Allocation Fund	55	1		56
TCW Aggressive Allocation Fund	13	—	(1)	13

(1)	Amount rounds to less than $1 (in thousands).

At October 31 2009, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Balanced Fund	$400	$(978)	$(578)	$8,785
TCW Dividend Focused Fund	47,966	(111,613)	(63,647)	650,925
TCW Focused Equities Fund	6,808	(4,737)	2,071	60,940
TCW Growth Fund	72	(91)	(19)	846
TCW Growth Equities Fund	5,930	(2,987)	2,943	45,033
TCW Large Cap Growth Fund	2,323	(740)	1,583	18,366
TCW Relative Value Large Cap Fund	35,717	(85,432)	(49,715)	561,424
TCW Relative Value Small Cap Fund	2,488	(4,346)	(1,858)	17,319
TCW Select Equities Fund	100,478	(38,240)	62,238	446,541
TCW Small Cap Growth Fund	16,674	(26,673)	(9,999)	311,728
TCW Value Opportunities Fund	22,064	(24,375)	(2,311)	240,297
TCW Conservative Allocation Fund	407	—	407	3,874
TCW Moderate Allocation Fund	86	(11)	75	1,599
TCW Aggressive Allocation Fund	69	(2)	67	938

At October 31, 2009, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2010	2011	2014	2015	2016	2017
TCW Balanced Fund	$—	$—	$—	$—	$484	$552
TCW Dividend Focused Fund	—	—	—	—	157,259	199,403
TCW Focused Equities Fund (1)	—	—	67	1,018	3,774	19,596
TCW Growth Fund	—	—	—	—	90	66
TCW Growth Equities Fund	17,515	5,984	—	—	3,391	3,063
TCW Large Cap Growth Fund (1)	—	—	44	201	2,848	1,934
TCW Relative Value Large Cap Fund	—	—	—	—	110,334	59,982
TCW Relative Value Small Cap Fund	—	—	—	—	10,255	6,075
TCW Select Equities Fund	—	—	—	—	—	13,630
TCW Small Cap Growth Fund	59,830	27,310	—	—	3,247	—
TCW Value Opportunities Fund	—	—	—	—	36,594	19,973
TCW Conservative Allocation Fund (1)	—	—	—	—	47	50
TCW Moderate Allocation Fund (1)	—	—	—	—	8	152
TCW Aggressive Allocation Fund	—	—	—	—	58	70

(1)	The availability of realized loss carryforward may be subject to annual limitation under Section 382 of The Internal Revenue Code.

TCW Funds, Inc.

October 31, 2009

Note 3 — Federal Income Taxes (Continued)

The Funds did not have any unrecognized tax benefits at October 31, 2009, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2009. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 4 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Balanced Fund	0.60%
TCW Dividend Focused Fund	0.75%
TCW Focused Equities Fund	0.65%
TCW Growth Fund	0.75%
TCW Growth Equities Fund	1.00%
TCW Large Cap Growth Fund	0.65%
TCW Relative Value Large Cap Fund	0.75%
TCW Relative Value Small Cap Fund	0.90%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW Value Opportunities Fund	0.80%

The Allocation Funds do not pay management fees to the Advisor; however, the Allocation Funds pay management fees to the Advisor indirectly, as a shareholder in the underlying TCW Funds. In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Funds’ Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on the net management fees paid and are included in the Statements of Operations.

The operating expenses for I and N Classes are limited to the average of the total expense ratios as reported by Lipper, Inc. (“Lipper Average”) for each Fund’s respective investment objective, which is subject to change on a monthly basis. This expense limitation is voluntary and is terminable on a six months notice. The Lipper, Inc. expense ratios, in effect as of October 31, 2009, as they relate to each Fund were as follows:

TCW Balanced Fund	1.04%
TCW Dividend Focused Fund	1.33%
TCW Focused Equities Fund	1.25%
TCW Growth Fund	1.35%
TCW Growth Equities Fund	1.45%
TCW Large Cap Growth Fund	1.36%
TCW Relative Value Large Cap Fund	1.25%
TCW Relative Value Small Cap Fund	1.40%
TCW Select Equities Fund	1.35%
TCW Small Cap Growth Fund	1.63%
TCW Value Opportunities Fund	1.32%
TCW Conservative Allocation Fund	0.91%
TCW Moderate Allocation Fund	0.91%
TCW Aggressive Allocation Fund	1.31%

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Fund Management Fees and Other Expenses (Continued)

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Note 5 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor, serves as the non-exclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 6 — Transactions with Affiliates

The summary of Allocation Funds transactions in the affiliated funds for the year ended October 31, 2009 is as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year (in thousands)	Dividends and Interest Income Received (in thousands)		Distributions Received from and Net Realized Gain (Loss) (in thousands)
TCW Conservative Allocation Fund

TCW Core Fixed Income Fund	51,402	152,374	10,377	193,399	$2,048	$99		$3
TCW Large Cap Growth Fund	—	81,656	1,859	79,797	1,364	—		—
TCW Money Market Fund	253,641	586,652	618,805	221,488	222	3		—
TCW Relative Value Large Cap Fund	—	99,653	41,065	58,588	647	—		—
TCW Spectrum Fund	42,511	61,418	103,929	—	—	9		—

Total					$4,281	$111		$3

TCW Moderate Allocation Fund

TCW Core Fixed Income Fund	20,182	44,465	20,369	44,278	$469	$22		$1
TCW Growth Equities Fund	2,965	10,225	3,010	10,180	111	—		—
TCW High Yield Bond Fund	6,991	17,304	5,570	18,725	111	6		—
TCW Large Cap Growth Fund	6,054	17,531	5,013	18,572	317	—		—
TCW Relative Value Large Cap Fund	16,436	35,688	21,225	30,899	341	3		—
TCW Value Opportunities Fund	3,398	7,175	2,875	7,698	109	—	(1)	—

Total					$1,458	$31		$1

TCW Funds, Inc.

October 31, 2009

Note 6 — Transactions with Affiliates (Continued)

Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year (in thousands)	Dividends and Interest Income Received (in thousands)		Distributions Received from and Net Realized Gain (Loss) (in thousands)
TCW Aggressive Allocation Fund
TCW Core Fixed Income Fund	8,068	20,540	14,923	13,685	$145	$7		$—	(1)
TCW Emerging Markets Income Fund	2,812	11,762	4,182	10,392	79	4		—
TCW Growth Equities Fund	718	5,939	3,864	2,793	30	—		—
TCW International Equities Fund	4,701	1,811	6,512	—	—	1		—
TCW Large Cap Growth Fund	3,235	15,656	6,933	11,958	204	—		—
TCW Relative Value Large Cap Fund	4,109	20,684	14,917	9,876	109	1		—
TCW Value Opportunities Fund	543	5,712	1,408	4,847	69	—	(1)	—

Total					$636	$13		$—	(1)

(1)	Amount rounds to less than $1 (in thousands).

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2009, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Balanced Fund	$4,577	$2,836	$—	$1,621
TCW Dividend Focused Fund	158,625	357,556	—	—
TCW Focused Equities Fund	43,582	51,342	—	—
TCW Growth Fund	379	371	—	—
TCW Growth Equities Fund	32,863	21,079	—	—
TCW Large Cap Growth Fund	12,418	10,365	—	—
TCW Relative Value Large Cap Fund	203,599	196,800	—	—
TCW Relative Value Small Cap Fund	3,372	11,656	—	—
TCW Select Equities Fund	185,210	431,823	—	—
TCW Small Cap Growth Fund	264,583	116,212	—	—
TCW Value Opportunities Fund	94,507	121,768	—	—
TCW Conservative Allocation Fund	4,661	1,895	—	—
TCW Moderate Allocation Fund	1,491	621	—	—
TCW Aggressive Allocation Fund	1,225	641	—	—

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Balanced Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	795	$8
Shares Issued upon Reinvestment of Dividends	79	1	139	2
Shares Redeemed	—	—	(795)	(8)

Net Increase	79	$1	139	$2

TCW Balanced Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Issued upon Reinvestment of Dividends	23,872	$181	41,420	$407

Net Increase	23,872	$181	41,420	$407

TCW Dividend Focused Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,209,063	$15,419	6,221,720	$72,603
Shares Issued upon Reinvestment of Dividends	255,362	1,769	1,036,055	12,625
Shares Redeemed	(5,866,353)	(41,768)	(15,469,643)	(156,784)

Net Decrease	(3,401,928)	$(24,580)	(8,211,868)	$(71,556)

TCW Dividend Focused Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	18,942,495	$126,286	23,708,079	$269,241
Shares Issued upon Reinvestment of Dividends	2,004,283	14,091	6,184,719	75,801
Shares Redeemed	(43,575,233)	(304,461)	(50,612,745)	(553,418)

Net Decrease	(22,628,455)	$(164,084)	(20,719,947)	$(208,376)

TCW Dividend Focused Fund	For the Period November 1, 2008 through November 25, 2008 (termination date)		Year Ended October 31, 2008
K Class (1)	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	299	$4
Shares Issued upon Reinvestment of Dividends	—	—	3	— (2)
Shares Redeemed	(9)	— (2)	(302)	(3)

Net Increase (Decrease)	(9)	$— (2)	— (2)	$1

TCW Funds, Inc.

October 31, 2009

Note 8 — Capital Share Transactions (Continued)

TCW Focused Equities Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	369,300	$3,002	575,140	$8,247
Shares Issued upon Reorganization	—	—	3,239,484	46,208
Shares Issued upon Reinvestment of Dividends	19,869	163	1,580	25
Shares Redeemed	(897,119)	(7,616)	(270,823)	(3,204)

Net Increase (Decrease)	(507,950)	$(4,451)	3,545,381	$51,276

TCW Focused Equities Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	56,920	$485	1,800,536	$25,731
Shares Issued upon Reorganization	—	—	103,559	1,472
Shares Issued upon Reinvestment of Dividends	15,049	123	8,261	128
Shares Redeemed	(542,081)	(4,861)	(867,185)	(12,731)

Net Increase (Decrease)	(470,112)	$(4,253)	1,045,171	$14,600

TCW Growth Fund I Class	Year Ended October 31, 2009		January 2, 2008 (Commencement of Operations) through October 31, 2008
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	25,000	$500

Net Increase	—	$—	25,000	$500

TCW Growth Fund N Class	Year Ended October 31, 2009		January 2, 2008 (Commencement of Operations) through October 31, 2008
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	25,000	$500

Net Increase	—	$—	25,000	$500

TCW Growth Equities Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,884,681	$19,753	572,875	$8,216
Shares Issued upon Reinvestment of Dividends	—	—	198,854	3,050
Shares Redeemed	(631,611)	(5,831)	(512,469)	(6,627)

Net Increase	1,253,070	$13,922	259,260	$4,639

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Growth Equities Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	128,910	$1,189	543,529	$7,647
Shares Issued upon Reinvestment of Dividends	—	—	50,556	774
Shares Redeemed	(314,798)	(2,683)	(532,162)	(7,027)

Net Increase (Decrease)	(185,888)	$(1,494)	61,923	$1,394

TCW Large Cap Growth Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	579,259	$8,128	548,937	$12,632
Shares Redeemed	(332,691)	(4,864)	(197,067)	(4,384)

Net Increase	246,568	$3,264	351,870	$8,248

TCW Large Cap Growth Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,132	$76	65,362	$1,437
Shares Redeemed	(84,550)	(1,167)	(51,892)	(1,170)

Net Increase (Decrease)	(78,418)	$(1,091)	13,470	$267

TCW Relative Value Large Cap Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	20,094,680	$180,478	19,489,657	$257,938
Shares Issued upon Reinvestment of Dividends	1,011,319	8,859	1,587,702	24,816
Shares Redeemed	(19,383,068)	(181,303)	(35,435,711)	(484,761)

Net Increase (Decrease)	1,722,931	$8,034	(14,358,352)	$(202,007)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,274,250	$20,709	5,876,192	$81,669
Shares Issued upon Reinvestment of Dividends	224,298	1,960	338,425	5,273
Shares Redeemed	(5,277,510)	(48,617)	(5,295,945)	(71,454)

Net Increase (Decrease)	(2,778,962)	$(25,948)	918,672	$15,488

TCW Funds, Inc.

October 31, 2009

Note 8 — Capital Share Transactions (Continued)

TCW Relative Value Small Cap Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	113,297	$766	67,306	$767
Shares Issued upon Reinvestment of Dividends	—	—	66,829	881
Shares Redeemed	(266,118)	(1,678)	(569,116)	(7,293)

Net Decrease	(152,821)	$(912)	(434,981)	$(5,645)

TCW Relative Value Small Cap Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	209,423	$1,447	2,693,526	$30,909
Shares Issued upon Reinvestment of Dividends	—	—	689,460	8,915
Shares Redeemed	(1,322,580)	(8,558)	(7,059,594)	(78,127)

Net Decrease	(1,113,157)	$(7,111)	(3,676,608)	$(38,303)

TCW Relative Value Small Cap Fund K Class (1)	For the Period November 1, 2008 through November 25, 2008 (termination date)		Year Ended October 31, 2008
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	349	$2	65,612	$743
Shares Issued upon Reinvestment of Dividends	—	—	17,344	225
Shares Redeemed	(84,407)	(547)	(163,248)	(1,638)

Net Decrease	(84,058)	$(545)	(80,292)	$(670)

TCW Select Equities Fund I Class	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	7,156,765	$80,741	7,316,715	$132,980
Shares Issued upon Reinvestment of Dividends	4,541,546	46,460	8,580,727	169,555
Shares Redeemed	(26,389,950)	(294,283)	(67,372,452)	(1,161,175)

Net Decrease	(14,691,639)	$(167,082)	(51,475,010)	$(858,640)

TCW Select Equities Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,111,437	$65,263	4,067,330	$70,584
Shares Issued upon Reinvestment of Dividends	2,272,042	22,380	3,135,904	60,115
Shares Redeemed	(11,646,905)	(132,344)	(22,921,238)	(393,489)

Net Decrease	(3,263,426)	$(44,701)	(15,718,004)	$(262,790)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Select Equities Fund	For the Period November 1, 2008 through November 25, 2008 (termination date)		Year Ended October 31, 2008
K Class (1)	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	209	$3	19,748	$329
Shares Issued upon Reinvestment of Dividends	—	—	6,176	119
Shares Redeemed	(27,878)	(303)	(57,375)	(954)

Net Decrease	(27,669)	$(300)	(31,451)	$(506)

TCW Small Cap Growth Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,943,905	$96,099	4,415,045	$98,057
Shares Redeemed	(1,411,643)	(24,710)	(1,469,323)	(31,554)

Net Increase	3,532,262	$71,389	2,945,722	$66,503

TCW Small Cap Growth Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,109,583	$99,977	1,168,673	$24,454
Shares Issued upon Reinvestment of Dividends	—	—	(12)	— (2)
Shares Redeemed	(790,387)	(13,230)	(437,020)	(8,982)

Net Increase	4,319,196	$86,747	731,641	$15,472

TCW Value Opportunities Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,777,961	$35,402	3,648,363	$66,956
Shares Issued upon Reinvestment of Dividends	163,302	1,878	3,025,839	58,126
Shares Redeemed	(4,390,003)	(52,578)	(13,285,780)	(246,752)

Net Decrease	(1,448,740)	$(15,298)	(6,611,578)	$(121,670)

TCW Value Opportunities Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	914,367	$10,899	1,547,149	$28,186
Shares Issued upon Reinvestment of Dividends	23,684	268	1,109,365	20,900
Shares Redeemed	(2,124,177)	(24,743)	(5,842,518)	(107,698)

Net Decrease	(1,186,126)	$(13,576)	(3,186,004)	$(58,612)

TCW Funds, Inc.

October 31, 2009

Note 8 — Capital Share Transactions (Continued)

TCW Value Opportunities Fund	For the Period November 1, 2008 through November 25, 2008 (termination date)		Year Ended October 31, 2008
K Class (1)	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	294	$3	63,620	$1,168
Shares Issued upon Reinvestment of Dividends	—	—	58,004	1,090
Shares Redeemed	(203,145)	(2,203)	(253,985)	(4,014)

Net Decrease	(202,851)	$(2,200)	(132,361)	$(1,756)

TCW Conservative Allocation Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	334,443	$2,933	108,787	$1,022
Shares Issued upon Reinvestment of Dividends	3,411	29	1,541	15
Shares Redeemed	(25,228)	(220)	(30,890)	(291)

Net Increase	312,626	$2,742	79,438	$746

TCW Conservative Allocation Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Issued upon Reinvestment of Dividends	148	$1	496	$5

Net Increase	148	$1	496	$5

TCW Moderate Allocation Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	203,035	$1,434	—	$—
Shares Issued upon Reinvestment of Dividends	1,478	10	4,958	49
Shares Redeemed	(80,718)	(538)	(11,375)	(118)

Net Increase (Decrease)	123,795	$906	(6,417)	$(69)

TCW Moderate Allocation Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Issued upon Reinvestment of Dividends	281	$2	704	$7

Net Increase	281	$2	704	$7

TCW Aggressive Allocation Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	124,761	$839	—	$—
Shares Issued upon Reinvestment of Dividends	675	4	1,192	13
Shares Redeemed	(33,911)	(238)	(93,429)	(904)

Net Increase (Decrease)	91,525	$605	(92,237)	$(891)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Aggressive Allocation Fund	Year Ended October 31, 2009		Year Ended October 31, 2008
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Issued upon Reinvestment of Dividends	231	$2	98	$1

Net Increase	231	$2	98	$1

(1)	K Class was terminated on November 25, 2008.
(2)	Amount rounds to less than $1 (in thousands).

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2009.

Note 10 — Subsequent Event

The Advisor has evaluated the possibility of subsequent events existing in this report through December 18, 2009. The Advisor has determined that there are no material events that would require recognition or disclosure in this report through this date.

TCW Balanced Fund

Financial Highlights — I Class

	Year Ended October 31,			September 1, 2006 (Commencement of Operations) through October 31, 2006
	2009	2008	2007
Net Asset Value per Share, Beginning of Period	$7.69	$10.84	$10.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.21	0.19	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.71	(2.91)	0.35	0.43

Total from Investment Operations	0.88	(2.70)	0.54	0.46

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.20)	(0.14)	—
Distributions from Net Realized Gain	—	(0.25)	(0.02)	—

Total Distributions	(0.19)	(0.45)	(0.16)	—

Net Asset Value per Share, End of Period	$8.38	$7.69	$10.84	$10.46

Total Return	11.69%	(25.83)%	5.11%	4.60	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$27	$25	$33	$—	(3)
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	43.29%	29.00%	26.31%	17,582.03	% (4)
After Expense Reimbursement	1.07%	1.12%	1.17%	1.22	% (4)
Ratio of Net Investment Income to Average Net Assets	2.23%	2.15%	1.75%	1.64	% (4)
Portfolio Turnover Rate	61.58%	51.46%	56.40%	4.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period September 1, 2006 (Commencement of Operations) through October 31, 2006 and is not indicative of a full year’s operating results.
(3)	Amount rounds to less than $1 (in thousands).
(4)	Annualized.

See accompanying notes to financial statements.

TCW Balanced Fund

Financial Highlights — N Class

	Year Ended October 31,			September 1, 2006 (Commencement of Operations) through October 31, 2006
	2009	2008	2007
Net Asset Value per Share, Beginning of Period	$7.64	$10.77	$10.44	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.20	0.19	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.71	(2.89)	0.35	0.42

Total from Investment Operations	0.88	(2.69)	0.54	0.45

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.19)	(0.19)	(0.01)
Distributions from Net Realized Gain	—	(0.25)	(0.02)	—

Total Distributions	(0.19)	(0.44)	(0.21)	(0.01)

Net Asset Value per Share, End of Period	$8.33	$7.64	$10.77	$10.44

Total Return	11.74%	(25.88)%	5.18%	4.53	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,199	$7,340	$9,899	$9,410
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.22%	1.40%	1.70%	2.87	% (3)
After Expense Reimbursement	1.07%	1.12%	1.17%	1.22	% (3)
Ratio of Net Investment Income to Average Net Assets	2.23%	2.13%	1.77%	1.59	% (3)
Portfolio Turnover Rate	61.58%	51.46%	56.40%	4.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period September 1, 2006 (Commencement of Operations) through October 31, 2006 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — I Class

	Year Ended October 31,				November 1, 2004 (Commencement of Offering of I Class Shares through October 31, 2005
	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Period	$7.70	$14.24	$13.22	$11.32	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.23	0.31	0.27	0.22	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.61	(6.01)	1.25	1.91	1.42

Total from Investment Operations	0.84	(5.70)	1.52	2.13	1.58

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.33)	(0.29)	(0.19)	(0.18)
Distributions from Net Realized Gain	—	(0.51)	(0.21)	(0.04)	(0.08)
Distributions from Return of Capital	(0.01)	—	—	—	—

Total Distributions	(0.26)	(0.84)	(0.50)	(0.23)	(0.26)

Net Asset Value per Share, End of Period	$8.28	$7.70	$14.24	$13.22	$11.32

Total Return	11.58%	(42.11)%	11.70%	19.07%	9.73%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,125	$67,197	$241,170	$159,858	$51,577
Ratio of Expenses to Average Net Assets	0.92%	0.86%	0.85%	0.87%	1.02%
Ratio of Net Investment Income to Average Net Assets	3.27%	2.71%	1.94%	1.81%	1.37%
Portfolio Turnover Rate	26.48%	35.28%	26.19%	25.14%	31.50%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — N Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$7.72	$14.23	$13.20	$11.30	$10.56

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21	0.27	0.23	0.18	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.63	(6.01)	1.25	1.91	0.86

Total from Investment Operations	0.84	(5.74)	1.48	2.09	1.00

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.26)	(0.24)	(0.15)	(0.18)
Distributions from Net Realized Gain	—	(0.51)	(0.21)	(0.04)	(0.08)
Distributions from Return of Capital	(0.01)	—	—	—	—

Total Distributions	(0.20)	(0.77)	(0.45)	(0.19)	(0.26)

Net Asset Value per Share, End of Year	$8.36	$7.72	$14.23	$13.20	$11.30

Total Return	11.38%	(42.29)%	11.37%	18.72%	9.48%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$552,767	$685,359	$1,557,793	$1,256,657	$827,175
Ratio of Expenses to Average Net Assets	1.20%	1.18%	1.15%	1.16%	1.25%
Ratio of Net Investment Income to Average Net Assets	2.92%	2.39%	1.65%	1.51%	1.27%
Portfolio Turnover Rate	26.48%	35.28%	26.19%	25.14%	31.50%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Focused Equities Fund

Financial Highlights — I Class

	Year Ended October 31,				November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Period	$9.62	$15.72	$14.34	$12.28	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.10	0.06	0.07	0.02	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.33	(6.10)	1.34	2.04	2.30

Total from Investment Operations	0.43	(6.04)	1.41	2.06	2.28

Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.06)	(0.03)	—	—

Net Asset Value per Share, End of Period	$9.98	$9.62	$15.72	$14.34	$12.28

Total Return	4.64%	(38.57)%	9.86%	16.78%	11.94%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,867	$38,480	$7,176	$4,689	$— (2)
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.00%	1.01%	1.18%	2.25%	416.31%
After Expense Reimbursement	0.86%	1.00%	N/A	1.38%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.11%	0.46%	0.38%	0.13%	(0.21)%
Portfolio Turnover Rate	72.56%	110.17%	63.43%	37.47%	42.82%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $1 (in thousands).

See accompanying notes to financial statements.

TCW Focused Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$9.58	$15.67	$14.31	$12.28	$10.97

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.06	0.07	0.04	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.34	(6.10)	1.35	2.01	1.30

Total from Investment Operations	0.40	(6.03)	1.39	2.05	1.31

Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.06)	(0.03)	(0.01)	—
Distributions from Net Realized Gain	—	—	—	(0.01)	—

Total Distributions	(0.04)	(0.06)	(0.03)	(0.02)	—

Net Asset Value per Share, End of Year	$9.94	$9.58	$15.67	$14.31	$12.28

Total Return	4.24%	(38.64)%	9.74%	16.75%	11.94%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$28,239	$31,710	$35,509	$23,604	$2,251
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.30%	1.28%	1.27%	1.42%	3.43%
After Expense Reimbursement	1.25%	N/A	N/A	1.38%	1.38%
Ratio of Net Investment Income to Average Net Assets	0.72%	0.54%	0.30%	0.33%	0.05%
Portfolio Turnover Rate	72.56%	110.17%	63.43%	37.47%	42.82%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Growth Fund

Financial Highlights — I Class

	Year Ended October 31, 2009	January 2, 2008 (Commencement of Operations) through October 31, 2008
Net Asset Value per Share, Beginning of Period	$12.94	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	3.41	(6.91)

Total from Investment Operations	3.33	(7.06)

Net Asset Value per Share, End of Period	$16.27	$12.94

Total Return	25.74%	(35.30	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$407	$324
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	15.94%	9.74	% (3)
After Expense Reimbursement	1.38%	1.41	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.55)%	(0.97	)% (3)
Portfolio Turnover Rate	55.51%	63.31	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Growth Fund

Financial Highlights — N Class

	Year Ended October 31, 2009	January 2, 2008 (Commencement of Operations) through October 31, 2008
Net Asset Value per Share, Beginning of Period	$12.94	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	3.41	(6.91)

Total from Investment Operations	3.33	(7.06)

Net Asset Value per Share, End of Period	$16.27	$12.94

Total Return	25.73%	(35.30	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$407	$323
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	16.16%	10.07	% (3)
After Expense Reimbursement	1.38%	1.41	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.56)%	(0.97	)% (3)
Portfolio Turnover Rate	55.51%	63.31	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$8.73	$17.91	$12.17	$11.46	$9.98

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.10)	(0.08)	(0.12)	(0.15)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.24	(7.72)	5.86	0.86	1.61

Total from Investment Operations	2.14	(7.80)	5.74	0.71	1.48

Less Distributions:
Distributions from Net Realized Gain	—	(1.38)	—	—	—

Net Asset Value per Share, End of Year	$10.87	$8.73	$17.91	$12.17	$11.46

Total Return	24.51%	(46.86)%	47.17%	6.20%	14.83%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$43,125	$23,706	$43,973	$28,916	$24,925
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.52%	1.34%	1.40%	1.50%	1.62%
After Expense Reimbursement	1.47%	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(1.10)%	(0.55)%	(0.86)%	(1.23)%	(1.20)%
Portfolio Turnover Rate	69.14%	68.65%	71.58%	123.31%	57.18%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$8.71	$17.90	$12.17	$11.46	$9.98

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.10)	(0.09)	(0.14)	(0.16)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.23	(7.72)	5.87	0.87	1.58

Total from Investment Operations	2.13	(7.81)	5.73	0.71	1.48

Less Distributions:
Distributions from Net Realized Gain	—	(1.38)	—	—	—

Net Asset Value per Share, End of Year	$10.84	$8.71	$17.90	$12.17	$11.46

Total Return	24.46%	(46.95)%	47.08%	6.20%	14.83%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$4,476	$5,216	$9,611	$5,172	$— (2)
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.38%	1.93%	2.19%	4.17%	5,104.46%
After Expense Reimbursement	1.47%	1.50%	1.54%	1.56%	1.67%
Ratio of Net Investment Loss to Average Net Assets	(1.09)%	(0.70)%	(1.00)%	(1.35)%	(0.95)%
Portfolio Turnover Rate	69.14%	68.65%	71.58%	123.31%	57.18%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $1 (in thousands).

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,			February 6, 2006 (Commencement of Operations) through October 31, 2006
	2009	2008	2007
Net Asset Value per Share, Beginning of Period	$14.85	$24.54	$20.28	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.07)	(0.14)	(0.17)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.31	(9.55)	4.43	0.38

Total from Investment Operations	2.24	(9.69)	4.26	0.28

Net Asset Value per Share, End of Period	$17.09	$14.85	$24.54	$20.28

Total Return	15.24%	(39.49)%	21.01%	1.40	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,981	$12,826	$12,562	$7,387
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.39%	1.11%	1.34%	3.23	% (3)
After Expense Reimbursement	1.34%	N/A	N/A	1.45	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.51)%	(0.64)%	(0.76)%	(0.71	)% (3)
Portfolio Turnover Rate	61.78%	57.99%	56.12%	20.40	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,			February 6, 2006 (Commencement of Operations) through October 31, 2006
	2009	2008	2007
Net Asset Value per Share, Beginning of Period	$14.80	$24.50	$20.28	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.19)	(0.19)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.33	(9.51)	4.41	0.38

Total from Investment Operations	2.25	(9.70)	4.22	0.28

Net Asset Value per Share, End of Period	$17.05	$14.80	$24.50	$20.28

Total Return	15.36%	(39.70)%	20.86%	1.40	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,327	$2,313	$3,498	$1,531
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.34%	1.54%	1.79%	3.71	% (3)
After Expense Reimbursement	1.34%	1.35%	1.43%	1.45	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.54)%	(0.89)%	(0.85)%	(0.71	)% (3)
Portfolio Turnover Rate	61.78%	57.99%	56.12%	20.40	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$9.80	$16.91	$16.24	$13.85	$12.34

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.20	0.16	0.11	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.28	(6.81)	0.73	2.58	1.67

Total from Investment Operations	1.45	(6.61)	0.89	2.69	1.76

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.15)	(0.10)	(0.05)	(0.04)
Distributions from Net Realized Gain	—	(0.35)	(0.12)	(0.25)	(0.21)

Total Distributions	(0.19)	(0.50)	(0.22)	(0.30)	(0.25)

Net Asset Value per Share, End of Year	$11.06	$9.80	$16.91	$16.24	$13.85

Total Return	15.25%	(40.18)%	5.53%	19.79%	14.33%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$412,831	$348,859	$844,811	$553,622	$119,319
Ratio of Expenses to Average Net Assets	1.11%	1.00%	0.96%	0.94%	1.01%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.42%	0.95%	0.77%	0.63%
Portfolio Turnover Rate	40.28%	40.77%	30.58%	27.44%	34.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$9.75	$16.83	$16.18	$13.78	$12.32

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16	0.17	0.12	0.08	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.29	(6.78)	0.72	2.57	1.65

Total from Investment Operations	1.45	(6.61)	0.84	2.65	1.69

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.12)	(0.07)	— (2)	(0.02)
Distributions from Net Realized Gain	—	(0.35)	(0.12)	(0.25)	(0.21)

Total Distributions	(0.17)	(0.47)	(0.19)	(0.25)	(0.23)

Net Asset Value per Share, End of Year	$11.03	$9.75	$16.83	$16.18	$13.78

Total Return	15.22%	(40.31)%	5.28%	19.56%	13.81%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$103,155	$118,338	$188,715	$85,125	$35,248
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.21%	1.19%	1.18%	1.20%	1.41%
After Expense Reimbursement	N/A	N/A	N/A	N/A	1.40%
Ratio of Net Investment Income to Average Net Assets	1.72%	1.25%	0.72%	0.52%	0.27%
Portfolio Turnover Rate	40.28%	40.77%	30.58%	27.44%	34.74%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$8.07	$15.52	$15.29	$13.63	$13.29

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.02)	(0.04)	— (2)	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.10	(5.99)	1.06	2.30	1.29

Total from Investment Operations	0.08	(6.03)	1.06	2.29	1.26

Less Distributions:
Distributions from Net Realized Gain	—	(1.42)	(0.83)	(0.63)	(0.92)

Net Asset Value per Share, End of Year	$8.15	$8.07	$15.52	$15.29	$13.63

Total Return	0.87%	(42.33)%	7.27%	17.27%	9.54%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,024	$4,228	$14,877	$34,008	$31,180
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.25%	1.49%	1.16%	1.16%	1.24%
After Expense Reimbursement	1.42%	1.46%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.34)%	(0.29)%	— (3)	(0.10)%	(0.22)%
Portfolio Turnover Rate	19.90%	31.59%	33.62%	48.81%	44.61%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$7.92	$15.26	$15.08	$13.49	$13.20

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.02)	(0.04)	(0.05)	(0.05)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	0.11	(5.88)	1.06	2.27	1.28

Total from Investment Operations	0.09	(5.92)	1.01	2.22	1.21

Less Distributions:
Distributions from Net Realized Gain	—	(1.42)	(0.83)	(0.63)	(0.92)

Net Asset Value per Share, End of Year	$8.01	$7.92	$15.26	$15.08	$13.49

Total Return	1.01%	(42.33)%	7.03%	16.92%	9.21%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$12,439	$21,134	$96,786	$91,085	$53,083
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.02%	1.52%	1.43%	1.43%	1.57%
After Expense Reimbursement	1.42%	1.46%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.29)%	(0.30)%	(0.34)%	(0.37)%	(0.54)%
Portfolio Turnover Rate	19.90%	31.59%	33.62%	48.81%	44.61%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$12.96	$22.26	$19.17	$19.42	$17.79

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.04)	(0.06)	0.02	(0.09)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	2.36	(7.15)	3.24	(0.16)	1.74

Total from Investment Operations	2.32	(7.21)	3.26	(0.25)	1.63

Less Distributions:
Distributions from Net Investment Income	—	(0.01)	—	—	—
Distributions from Net Realized Gain	(1.83)	(2.08)	(0.17)	—	—

Total Distributions	(1.83)	(2.09)	(0.17)	—	—

Net Asset Value per Share, End of Year	$13.45	$12.96	$22.26	$19.17	$19.42

Total Return	22.30%	(35.62)%	17.16%	(1.29)%	9.16%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$360,290	$537,402	$2,068,728	$2,716,604	$3,041,961
Ratio of Expenses to Average Net Assets	0.98%	0.95%	0.92%	0.89%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31)%	(0.33)%	0.09%	(0.44)%	(0.59)%
Portfolio Turnover Rate	36.82%	50.80%	32.44%	38.65%	16.32%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$12.55	$21.66	$18.71	$19.00	$17.46

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.07)	(0.10)	(0.04)	(0.14)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	2.27	(6.93)	3.16	(0.15)	1.70

Total from Investment Operations	2.20	(7.03)	3.12	(0.29)	1.54

Less Distributions:
Distributions from Net Realized Gain	(1.83)	(2.08)	(0.17)	—	—

Net Asset Value per Share, End of Year	$12.92	$12.55	$21.66	$18.71	$19.00

Total Return	22.02%	(35.77)%	16.83%	(1.53)%	8.82%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$140,963	$177,885	$647,402	$975,971	$1,168,507
Ratio of Expenses to Average Net Assets	1.25%	1.20%	1.19%	1.17%	1.21%
Ratio of Net Investment Loss to Average Net Assets	(0.58)%	(0.57)%	(0.19)%	(0.71)%	(0.90)%
Portfolio Turnover Rate	36.82%	50.80%	32.44%	38.65%	16.32%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$15.23	$26.30	$19.88	$16.56	$14.71

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.19)	(0.11)	(0.15)	(0.13)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	6.14	(10.96)	6.57	3.45	2.02

Total from Investment Operations	5.95	(11.07)	6.42	3.32	1.85

Net Asset Value per Share, End of Year	$21.18	$15.23	$26.30	$19.88	$16.56

Total Return	39.07%	(42.09)%	32.29%	19.98%	12.64%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$183,467	$78,136	$46,914	$27,454	$26,881
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.29%	1.40%	1.40%
Ratio of Net Investment Loss to Average Net Assets	(1.08)%	(0.53)%	(0.66)%	(0.68)%	(1.10)%
Portfolio Turnover Rate	79.13%	110.57%	92.14%	96.93%	76.33%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$14.75	$25.58	$19.40	$16.22	$14.44

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.27)	(0.21)	(0.22)	(0.17)	(0.22)
Net Realized and Unrealized Gain (Loss) on Investments	5.96	(10.62)	6.40	3.35	2.00

Total from Investment Operations	5.69	(10.83)	6.18	3.18	1.78

Net Asset Value per Share, End of Year	$20.44	$14.75	$25.58	$19.40	$16.22

Total Return	38.58%	(42.34)%	31.86%	19.61%	12.33%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$115,465	$19,634	$25,864	$29,310	$31,617
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.59%	1.64%	1.69%	1.66%	1.75%
After Expense Reimbursement	N/A	1.61%	1.65%	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(1.47)%	(1.00)%	(1.04)%	(0.92)%	(1.44)%
Portfolio Turnover Rate	79.13%	110.57%	92.14%	96.93%	76.33%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$12.90	$24.05	$24.27	$22.15	$20.81

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.10	0.05	0.08	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.26	(7.94)	1.96	3.77	1.63

Total from Investment Operations	1.37	(7.84)	2.01	3.85	1.64

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.06)	(0.08)	(0.04)	—
Distributions from Net Realized Gain	—	(3.25)	(2.15)	(1.69)	(0.30)

Total Distributions	(0.15)	(3.31)	(2.23)	(1.73)	(0.30)

Net Asset Value per Share, End of Year	$14.12	$12.90	$24.05	$24.27	$22.15

Total Return	10.84%	(37.12)%	8.86%	18.16%	7.88%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$196,488	$198,208	$528,435	$800,060	$896,154
Ratio of Expenses to Average Net Assets	1.04%	0.95%	0.96%	0.95%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.89%	0.56%	0.19%	0.36%	(0.06)%
Portfolio Turnover Rate	44.91%	50.79%	38.16%	73.48%	59.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value per Share, Beginning of Year	$12.61	$23.60	$23.85	$21.81	$20.56

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.07	0.04	(0.02)	0.02	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.24	(7.78)	1.93	3.71	1.62

Total from Investment Operations	1.31	(7.74)	1.91	3.73	1.55

Less Distributions:
Distributions from Net Investment Income	(0.07)	—	(0.01)	—	—
Distributions from Net Realized Gain	—	(3.25)	(2.15)	(1.69)	(0.30)

Total Distributions	(0.07)	(3.25)	(2.16)	(1.69)	(0.30)

Net Asset Value per Share, End of Year	$13.85	$12.61	$23.60	$23.85	$21.81

Total Return	10.50%	(37.35)%	8.56%	17.85%	7.53%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$39,760	$51,162	$170,918	$191,179	$222,342
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.54%	1.27%	1.25%	1.22%	1.27%
After Expense Reimbursement	1.36%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.62%	0.22%	(0.08)%	0.08%	(0.32)%
Portfolio Turnover Rate	44.91%	50.79%	38.16%	73.48%	59.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,		November 16, 2006 (Commencement of Operations) through October 31, 2007
	2009	2008
Net Asset Value per Share, Beginning of Period	$8.60	$10.61	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.18	0.21
Net Realized and Unrealized Gain (Loss) on Investments	1.14	(1.71)	0.50

Total from Investment Operations	1.39	(1.53)	0.71

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.32)	(0.10)
Distributions from Net Realized Gain	—	(0.16)	—

Total Distributions	(0.12)	(0.48)	(0.10)

Net Asset Value per Share, End of Period	$9.87	$8.60	$10.61

Total Return	16.38%	(14.95)%	7.13	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,195	$968	$352
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	3.28%	6.47%	15.11	% (4)
After Expense Reimbursement	0.90%	0.98%	1.06	% (4)
Ratio of Net Investment Income to Average Net Assets	2.81%	1.88%	2.10	% (4)
Portfolio Turnover Rate	64.78%	87.68%	59.06	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,		November 16, 2006 (Commencement of Operations) through October 31, 2007
	2009	2008
Net Asset Value per Share, Beginning of Period	$8.60	$10.60	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.28	0.21
Net Realized and Unrealized Gain (Loss) on Investments	1.13	(1.80)	0.49

Total from Investment Operations	1.38	(1.52)	0.70

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.32)	(0.10)
Distributions from Net Realized Gain	—	(0.16)	—

Total Distributions	(0.12)	(0.48)	(0.10)

Net Asset Value per Share, End of Period	$9.86	$8.60	$10.60

Total Return	16.26%	(14.89)%	7.03	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$106	$91	$107
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	31.04%	15.22%	24.57	% (4)
After Expense Reimbursement	0.90%	0.98%	1.06	% (4)
Ratio of Net Investment Income to Average Net Assets	2.84%	2.91%	2.10	% (4)
Portfolio Turnover Rate	64.78%	87.68%	59.06	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Moderate Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,		November 16, 2006 (Commencement of Operations) through October 31, 2007
	2009	2008
Net Asset Value per Share, Beginning of Period	$7.16	$11.13	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.98	(3.39)	1.14

Total from Investment Operations	1.16	(3.30)	1.21

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.24)	(0.08)
Distributions from Net Realized Gain	—	(0.43)	—

Total Distributions	(0.18)	(0.67)	(0.08)

Net Asset Value per Share, End of Period	$8.14	$7.16	$11.13

Total Return	16.64%	(31.44)%	12.32	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,620	$539	$910
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	9.37%	5.86%	4.53	% (4)
After Expense Reimbursement	0.92%	1.04%	1.07	% (4)
Ratio of Net Investment Income to Average Net Assets	2.39%	0.99%	0.71	% (4)
Portfolio Turnover Rate	59.73%	44.06%	185.73	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Moderate Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,		November 16, 2006 (Commencement of Operations) through October 31, 2007
	2009	2008
Net Asset Value per Share, Beginning of Period	$7.14	$11.14	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21	0.09	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.94	(3.39)	1.12

Total from Investment Operations	1.15	(3.30)	1.22

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.27)	(0.08)
Distributions from Net Realized Gain	—	(0.43)	—

Total Distributions	(0.18)	(0.70)	(0.08)

Net Asset Value per Share, End of Period	$8.11	$7.14	$11.14

Total Return	16.54%	(31.43)%	12.32	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$90	$77	$112
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	42.17%	13.77%	17.93	% (4)
After Expense Reimbursement	0.92%	1.04%	1.07	% (4)
Ratio of Net Investment Income to Average Net Assets	2.90%	0.98%	0.98	% (4)
Portfolio Turnover Rate	59.73%	44.06%	185.73	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Aggressive Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,		November 16, 2006 (Commencement of Operations) through October 31, 2007
	2009	2008
Net Asset Value per Share, Beginning of Period	$6.88	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.14	0.08	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.89	(4.06)	1.03

Total from Investment Operations	1.03	(3.98)	1.01

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.09)	(0.05)
Distributions from Net Realized Gain	—	(0.01)	—

Total Distributions	(0.15)	(0.10)	(0.05)

Net Asset Value per Share, End of Period	$7.76	$6.88	$10.96

Total Return	15.36%	(36.67)%	10.23	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$940	$204	$1,337
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	15.42%	5.60%	6.57	% (4)
After Expense Reimbursement	1.32%	1.39%	1.35	% (4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.93%	0.86%	(0.19	)% (4)
Portfolio Turnover Rate	111.75%	45.90%	7.44	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Aggressive Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,		November 16, 2006 (Commencement of Operations) through October 31, 2007
	2009	2008
Net Asset Value per Share, Beginning of Period	$6.88	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.19	(0.06)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.84	(3.92)	1.00

Total from Investment Operations	1.03	(3.98)	1.01

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.09)	(0.05)
Distributions from Net Realized Gain	—	(0.01)	—

Total Distributions	(0.15)	(0.10)	(0.05)

Net Asset Value per Share, End of Period	$7.76	$6.88	$10.96

Total Return	15.36%	(36.61)%	10.13	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$81	$70	$110
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	57.53%	15.25%	19.55	% (4)
After Expense Reimbursement	1.32%	1.39%	1.30	% (4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.82%	(0.58)%	0.05	% (4)
Portfolio Turnover Rate	111.75%	45.90%	7.44	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of

Directors of the TCW Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Balanced Fund, TCW Dividend Focused Fund, TCW Focused Equities Fund, TCW Growth Fund, TCW Growth Equities Fund, TCW Large Cap Growth Fund, TCW Relative Value Large Cap Fund (formerly, TCW Diversified Value Fund), TCW Relative Value Small Cap Fund, TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW Value Opportunities Fund, TCW Conservative Allocation Fund (formerly, TCW Conservative LifePlan Fund), TCW Moderate Allocation Fund (formerly, TCW Moderate LifePlan Fund), and TCW Aggressive Allocation Fund (formerly, TCW Aggressive LifePlan Fund), (collectively, the “TCW Equity Funds”) (fourteen of twenty funds comprising the TCW Funds, Inc.) as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the respective periods in the periods ended October 31, 2009, and the financial highlights for each of the respective periods in the periods ended October 31, 2009. These financial statements and financial highlights are the responsibility of the TCW Equity Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Equity Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW Equity Funds as of October 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

December 18, 2009

Los Angeles, California

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses    The first line under each fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2009 to October 31, 2009)
TCW Balanced Fund
I Class Shares
Actual	$1,000.00	$1,115.70	1.06%	$5.65
Hypothetical (5% return before expenses)	1,000.00	1,019.91	1.06%	5.40

N Class Shares
Actual	$1,000.00	$1,116.20	1.06%	$5.65
Hypothetical (5% return before expenses)	1,000.00	1,019.86	1.06%	5.40

TCW Dividend Focused Fund
I Class Shares
Actual	$1,000.00	$1,216.40	0.83%	$4.64
Hypothetical (5% return before expenses)	1,000.00	1,021.02	0.83%	4.23

N Class Shares
Actual	$1,000.00	$1,216.60	1.08%	$6.03
Hypothetical (5% return before expenses)	1,000.00	1,019.76	1.08%	5.50

TCW Focused Equities Fund
I Class Shares
Actual	$1,000.00	$1,202.40	0.90%	$5.00
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

N Class Shares
Actual	$1,000.00	$1,200.50	1.29%	$7.15
Hypothetical (5% return before expenses)	1,000.00	1,018.70	1.29%	6.56

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2009 to October 31, 2009)
TCW Growth Fund
I Class Shares
Actual	$1,000.00	$1,187.60	1.36%	$7.50
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.36%	6.92

N Class Shares
Actual	$1,000.00	$1,187.60	1.36%	$7.50
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.36%	6.92

TCW Growth Equities Fund
I Class Shares
Actual	$1,000.00	$1,179.00	1.46%	$8.02
Hypothetical (5% return before expenses)	1,000.00	1,017.90	1.46%	7.43

N Class Shares
Actual	$1,000.00	$1,179.60	1.46%	$8.02
Hypothetical (5% return before expenses)	1,000.00	1,017.85	1.46%	7.43

TCW Large Cap Growth Fund
I Class Shares
Actual	$1,000.00	$1,169.70	1.35%	$7.38
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.35%	6.87

N Class Shares
Actual	$1,000.00	$1,170.20	1.35%	$7.38
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.35%	6.87

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$1,213.00	1.10%	$6.14
Hypothetical (5% return before expenses)	1,000.00	1,019.66	1.10%	5.60

N Class Shares
Actual	$1,000.00	$1,213.70	1.17%	$6.53
Hypothetical (5% return before expenses)	1,000.00	1,019.31	1.17%	5.96

TCW Relative Value Small Cap Fund
I Class Shares
Actual	$1,000.00	$1,169.30	1.40%	$7.65
Hypothetical (5% return before expenses)	1,000.00	1,018.15	1.40%	7.12

N Class Shares
Actual	$1,000.00	$1,171.10	1.40%	$7.66
Hypothetical (5% return before expenses)	1,000.00	1,018.15	1.40%	7.12

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,152.50	0.98%	$5.32
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.98%	4.99

N Class Shares
Actual	$1,000.00	$1,150.50	1.19%	$6.45
Hypothetical (5% return before expenses)	1,000.00	1,019.21	1.19%	6.06

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2009 to October 31, 2009)
TCW Small Cap Growth Fund
I Class Shares
Actual	$1,000.00	$1,288.30	1.18%		$6.81
Hypothetical (5% return before expenses)	1,000.00	1,019.26	1.18%		6.01

N Class Shares
Actual	$1,000.00	$1,285.60	1.59%		$9.16
Hypothetical (5% return before expenses)	1,000.00	1,017.19	1.59%		8.08

TCW Value Opportunities Fund
I Class Shares
Actual	$1,000.00	$1,171.80	0.95%		$5.20
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%		4.84

N Class Shares
Actual	$1,000.00	$1,170.80	1.31%		$7.17
Hypothetical (5% return before expenses)	1,000.00	1,018.60	1.31%		6.67

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,125.40	0.90%	(1)	$4.82	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	(1)	4.58	(1)

N Class Shares
Actual	$1,000.00	$1,124.30	0.90%	(1)	$4.82	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	(1)	4.58	(1)

TCW Moderate Allocation Fund
I Class Shares
Actual	$1,000.00	$1,157.90	0.92%	(1)	$5.00	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.57	0.92%	(1)	4.69	(1)

N Class Shares
Actual	$1,000.00	$1,156.90	0.92%	(1)	$5.00	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.57	0.92%	(1)	4.69	(1)

TCW Aggressive Allocation Fund
I Class Shares
Actual	$1,000.00	$1,181.10	1.32%	(1)	$7.26	(1)
Hypothetical (5% return before expenses)	1,000.00	1,018.55	1.32%	(1)	6.72	(1)

N Class Shares
Actual	$1,000.00	$1,179.30	1.32%	(1)	$7.25	(1)
Hypothetical (5% return before expenses)	1,000.00	1,018.55	1.32%	(1)	6.72	(1)

(1)	Does not include expenses of the underlying affiliated investments.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement and Sub-Advisory Agreement

TCW Funds, Inc. (the “Company”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Management and Advisory Agreement (the “Advisory Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Company. At a meeting held on June 11, 2009, the Board of Directors of the Company re-approved the Advisory Agreement with respect to each Fund for an additional one year term.

Prior to this re-approval, the Advisor provided materials to the Board for its evaluation in response to information requested by the Independent Directors who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on June 10, 2009, with their counsel to consider the matter and unanimously recommended re-approval of the Advisory Agreement. Discussed below are certain of the factors considered by the Board in approving the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the Advisory Agreement the Board, including the Independent Directors, considered the following factors among others:

Nature, Extent and Quality of Services.    The Board considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Company. The Board noted the background and experience of the senior management and portfolio management personnel of the Advisor and that the expertise and amounts of attention provided and expected to be given to the Company by the Advisor is substantial. The Board considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds including the Advisor’s continued participation in the SEC’s pilot examination program. The Board concluded that it was satisfied with the nature, extent and quality of the services provided and anticipated to be provided by the Advisor under the Advisory Agreement.

Investment Performance.    The Board reviewed a report prepared by Morningstar Associates LLC, an independent third party consultant (the “Report”), which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods ended March 31, 2009, as applicable.

The Board noted the Core Fixed Income, Emerging Markets Income, Money Market, Small Cap Growth, Total Return Bond, Conservative Allocation and Moderate Allocation Funds performed at or above their respective category medians for the periods presented (except the 10-year period for the Small Cap Growth Fund).

TCW Funds, Inc.

The Board also noted that the Dividend Focused, Focused Equities, Large Cap Growth, Relative Value Large Cap, Relative Value Small Cap, Value Opportunities, High Yield Bond and Aggressive Allocation Funds performed below their respective category medians for the periods presented (except the 10-year period for the Dividend Focused, Relative Value Large Cap and Value Opportunities Funds).

The Board further noted that the performance of the other Funds was mixed, performing above average in certain periods and below average in others.

The Board considered the impact on historical performance information of performance data for the highly unusual market conditions during 2008, reviewed the actions taken by the Advisor to address underperformance and noted the improved 2009 performance of the Funds. The Board concluded that the Advisor should continue to provide investment management services to the Funds consistent with their objectives and strategies. The Board indicated it would continue to monitor Fund investment performance on a regular basis and discuss with the Advisor from time to time any long-term underperformance as appropriate.

Advisory Fees and Profitability.    The Board considered information in the Report and in the materials prepared by the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective Morningstar Categories, and advisory fees paid under other investment advisory contracts with the Advisor and other investment advisors for other registered investment companies. The Board noted that the advisory fees charged by the Advisor to the Funds are within the range of advisory fees charged by other investment advisors to similar funds. The Board noted that the advisory fee charged by the Advisor to many of the Funds is higher than the advisory fee charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that, the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Board noted that the total expenses of the Funds are also within the range of expenses incurred by similar funds. The Board considered that the Advisor had agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels (the “Expense Limitations”) and noted the amounts paid or waived. The Board also considered the cost of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Company, recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business and noting that other profitability methodologies may also be reasonable. Based on these various considerations, the Board concluded that the contractual management fees of the Funds under the Advisory Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale.    The Board considered the potential of the Advisor to achieve economies of scale as the Funds grow in size. The Board noted that the Advisor has agreed to the Expense Limitations, which are designed to maintain the overall expense ratios of each of the Funds at a competitive level. The Board also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Board concluded that the current fee arrangements were appropriate given the current size and structure of the Company and adequately reflected any economies of scale.

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement and Sub-Advisory Agreement (Continued)

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Company, including compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor receives under the Advisory Agreement, the Advisor could receive additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are consistent with the services provided by the Advisor to the Funds.

Based upon the considerations discussed above and other considerations, the Board of Directors, including the Independent Directors, approved renewal of the Advisory Agreement.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2009:

Fund	Qualified Dividend Income
TCW Balanced Fund	$111,356
TCW Dividend Focused Fund	$22,601,226
TCW Focused Equities Fund	$1,136,944
TCW Relative Value Large Cap Fund	$14,298,961
TCW Value Opportunities Fund	$3,798,992
TCW Conservative Allocation Fund	$8,872
TCW Moderate Allocation Fund	$4,180
TCW Aggressive Allocation Fund	$2,037

The following are dividend received deduction percentages for the Funds’ corporate shareholders.

Fund	Dividends Received Deductions
TCW Balanced Fund	64.25%
TCW Dividend Focused Fund	100.00%
TCW Focused Equities Fund	100.00%
TCW Relative Value Large Cap Fund	100.00%
TCW Value Opportunities Fund	45.79%
TCW Conservative Allocation Fund	10.22%
TCW Moderate Allocation Fund	26.19%
TCW Aggressive Allocation Fund	32.47%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2010, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of nine directors is responsible for overseeing the operations of the Company which consists of 20 funds at October 31, 2009. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (73)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking), TCW Strategic Income Fund, Inc. (closed-end fund).
Richard W. Call (85)	Mr. Call has served as a director of TCW Funds, Inc. since February 1994.	Private Investor.	TCW Strategic Income Fund, Inc. (closed-end fund).
Matthew K. Fong (55)	Mr. Fong has served as a director of TCW Funds, Inc. since April 1999.	President, Strategic Advisory Group (consulting firm).	Seismic Warning Systems, Inc., PGP, LLP (private equity fund), and TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (78)	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital (mutual fund), TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund).
Patrick C. Haden (56) Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), and TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (75)	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Horace Mann Educators Corp. (insurance corporation), Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (65) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Interim Chief Executive Officer and Chairman, the Adviser; Vice Chairman and Interim Chief Executive Officer, The TCW Group, Inc.; Interim Chief Executive Officer, TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
Thomas E. Larkin, Jr. (70) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	Automobile Club of Southern California (motorist association)
Charles W. Baldiswieler (51) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of TCW Funds, Inc. since March 2009, and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (54) *	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.
Michael E. Cahill (58) *	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Strategic Income Fund, Inc.
David S. DeVito (46) *	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.
Philip K. Holl (59) *	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Strategic Income Fund, Inc.

TCW Funds, Inc.

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Hilary G.D. Lord (53) *	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor is Assistant Treasurer of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds Insight that works for you.™

TCW Funds, Inc.

865 South Figueroa Street
Los Angeles, California 90017

800 FUND TCW
(800 386 3829)

www.tcwfunds.com

Investment Advisor
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
800 FUND TCW

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Deloitte & Touche, LLP
350 South Grand Avenue
Los Angeles, California 90071

Custodian & Administrator
State Street Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Distributor
TCW Funds Distributors
865 South Figueroa Street
Los Angeles, California 90017

Directors
Patrick C. Haden
Director and Chairman of the Board

Charles W. Baldiswieler
Director, President and Chief Executive Officer

Samuel P. Bell
Director

Richard W. Call
Director

Matthew K. Fong
Director

John A. Gavin
Director

Thomas E. Larkin, Jr.
Director

Charles A. Parker
Director

Marc I. Stern
Director

Officers
Peter A. Brown
Senior Vice President

Michael E. Cahill
Senior Vice President,
General Counsel and Assistant Secretary

David S. DeVito
Treasurer and Chief Financial Officer

Philip K. Holl
Secretary and Associate General Counsel

Hilary G.D. Lord
Senior Vice President and Chief Compliance Officer

George N. Winn
Assistant Treasurer

FUNDarEQ1209

Item 2.	Code of Ethics. The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions. The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.	Audit Committee Financial Expert. The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management serving on its audit committee.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees Paid by Registrant

2009	2008
$462,100	$484,650

(b)	Audit-Related Fees Paid by Registrant

2009	2008
$0	$0

(c)	Tax Fees Paid by Registrant

2009	2008
$80,000	$80,000

Fees were for the preparation and filing of the registrant’s corporate returns.

(d)	All Other Fees Paid by Registrant

2009	2008
$0	$0

(e) (1)	The registrant’s audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

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(e)	(2) None.

(f)	Not applicable.

(g)	None.

(h)	Not applicable.

Item 5.	Audit of Committee of Listed Registrants. Not applicable.

Item 6.	Schedule of Investments. Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12.	Exhibits.

(a)	EX-99.CODE – Code of Ethics (filed herewith).

(b)	EX-99.CERT – Section 302 Certifications (filed herewith).
EX-99.906CERT – Section 906 Certification (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ Charles W. Baldiswieler
Charles W. Baldiswieler Chief Executive Officer

Date	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Charles W. Baldiswieler
Charles W. Baldiswieler Chief Executive Officer

Date	December 30, 2009

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito Chief Financial Officer

Date	December 30, 2009

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